UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-03583

Fidelity Mt. Vernon Street Trust

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210

 (Address of principal executive offices)       (Zip code)

Cynthia Lo Bessette, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	November 30

Date of reporting period:	November 30, 2021

Item 1.

Reports to Stockholders

Fidelity® Growth Company Fund

Annual Report

November 30, 2021

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2022 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended November 30, 2021	Past 1 year	Past 5 years	Past 10 years
Fidelity® Growth Company Fund	31.76%	31.28%	23.19%
Class K	31.87%	31.39%	23.32%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Growth Company Fund, a class of the fund, on November 30, 2011.

The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Growth Index performed over the same period.

Period Ending Values
$80,518	Fidelity® Growth Company Fund
$57,496	Russell 3000® Growth Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 27.92% for the 12 months ending November 30, 2021, with U.S. equities rising on the prospect of a surge in economic growth amid strong corporate earnings, widespread COVID-19 vaccination, fiscal stimulus and fresh spending programs. After the index closed 2020 at an all-time high, investors were hopeful as the new year began. The rollout of three COVID-19 vaccines was underway, the U.S. Federal Reserve pledged to hold interest rates near zero until the economy recovered, and the federal government planned to deploy trillions of dollars to boost consumers and the economy. A flattish May reflected concerns about inflation and jobs, but the rally resumed through August amid strong earnings. In early September, sentiment turned broadly negative due to a host of factors. These included inflationary pressure from surging energy/other commodity prices, rising bond yields, supply constraints and disruption, valuation concerns, and the fast-spreading delta variant of the coronavirus. In addition, the Fed signaled it could soon begin to taper the bond purchases it has made since the onset of the pandemic. The index returned -4.65% in September, its first monthly decline since January, but sharply reversed course with a 7.01% gain in October, driven by strength in earnings and notable improvement in the economy. By sector, energy gained about 57% to lead by a wide margin, followed by financials (+39%), whereas the defensive utilities (+8%) and consumer staples (+9%) groups notably lagged.

Comments from Portfolio Manager Steven Wymer:  For the fiscal year ending November 30, 2021, the fund's share classes gained roughly 32%, outperforming the 29.39% result of the benchmark Russell 3000® Growth Index. Versus the benchmark, security selection was the primary contributor, especially in the semiconductors & semiconductor equipment area of the information technology sector. Stock picks and an underweighting in industrials and an underweighting in consumer staples also helped. The fund's largest individual relative contributor was an overweighting in Nvidia, which gained approximately 143% the past 12 months. It was the fund's largest holding. Also adding value was our overweighting in Avis Budget, which gained roughly 444%. This was a stake we established the past year. Another notable relative contributor was an outsized stake in Cloudflare (+150%). In contrast, the largest detractors from performance versus the benchmark were stock selection and an overweighting in the health care sector, primarily within the pharmaceuticals, biotechnology & life sciences industry. Stock picking and an overweighting in the consumer discretionary sector, especially within the retailing industry, also hurt relative performance. Also detracting from the fund's relative result was an underweighting in information technology. The fund's largest individual relative detractor was our lighter-than-benchmark stake in Microsoft, which gained about 56% the past 12 months. The company was among our biggest holdings. Also hampering performance was our overweighting in Acadia Pharmaceuticals, which returned -66%. Also hurting performance was our outsized stake in Wayfair, which returned roughly -3%. Notable changes in positioning include reduced exposure to the health care sector and a higher allocation to information technology.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of November 30, 2021

% of fund's net assets
NVIDIA Corp.	11.2
Apple, Inc.	7.9
Amazon.com, Inc.	6.1
Microsoft Corp.	4.9
Alphabet, Inc. Class A	4.4
lululemon athletica, Inc.	3.7
Tesla, Inc.	2.6
Salesforce.com, Inc.	2.6
Alphabet, Inc. Class C	2.5
Shopify, Inc. Class A	1.9
47.8

Top Five Market Sectors as of November 30, 2021

% of fund's net assets
Information Technology	42.2
Consumer Discretionary	22.2
Health Care	12.2
Communication Services	11.9
Industrials	5.0

Asset Allocation (% of fund's net assets)

As of November 30, 2021*
Stocks	97.9%
Convertible Securities	1.5%
Other Investments	0.1%
Short-Term Investments and Net Other Assets (Liabilities)	0.5%

 * Foreign investments – 7.1%

Schedule of Investments November 30, 2021

Showing Percentage of Net Assets

Common Stocks - 97.8%
	Shares	Value (000s)
COMMUNICATION SERVICES - 11.8%
Diversified Telecommunication Services - 0.0%
IHS Holding Ltd.	329,454	$4,444
Entertainment - 2.5%
Activision Blizzard, Inc.	249,515	14,622
Live Nation Entertainment, Inc. (a)	158,601	16,915
Netflix, Inc. (a)	831,980	534,048
Roblox Corp. (a)	1,568,343	197,768
Roku, Inc. Class A (a)	2,228,476	507,223
Sea Ltd. ADR (a)	1,415,572	407,784
The Walt Disney Co. (a)	167,381	24,254
		1,702,614
Interactive Media & Services - 9.0%
Alphabet, Inc.:
Class A (a)	1,079,816	3,064,464
Class C (a)	614,989	1,752,128
IAC (a)	44,321	5,924
Kuaishou Technology Class B (b)	532,352	5,799
Match Group, Inc. (a)	94,677	12,307
Meta Platforms, Inc. Class A (a)	3,832,483	1,243,487
NerdWallet, Inc.	193,032	3,490
Snap, Inc. Class A (a)	1,831,761	87,210
Tencent Holdings Ltd.	474,222	27,656
Twitter, Inc. (a)	670,789	29,474
Vimeo, Inc.	1,306,857	25,235
		6,257,174
Media - 0.0%
Comcast Corp. Class A	166,263	8,310
DISH Network Corp. Class A (a)	354,131	11,067
		19,377
Wireless Telecommunication Services - 0.3%
T-Mobile U.S., Inc. (a)	2,074,369	225,712

TOTAL COMMUNICATION SERVICES		8,209,321

CONSUMER DISCRETIONARY - 21.9%
Automobiles - 3.4%
Lucid Motors, Inc. (c)	401,700	21,282
Neutron Holdings, Inc. (a)(c)(d)	1,546,251	108
Rad Power Bikes, Inc. (c)(d)	1,182,568	11,333
Rivian Automotive, Inc. (e)	783,178	93,793
Rivian Automotive, Inc.	3,908,946	421,322
Sono Group NV (e)	236,862	3,577
Tesla, Inc. (a)	1,572,699	1,800,363
XPeng, Inc. ADR (a)	847,234	46,598
		2,398,376
Diversified Consumer Services - 0.0%
Duolingo, Inc. (e)	87,122	9,600
Hotels, Restaurants & Leisure - 1.4%
Airbnb, Inc. Class A	140,141	24,180
Booking Holdings, Inc. (a)	95,997	201,771
Chipotle Mexican Grill, Inc. (a)	46,118	75,791
Dutch Bros, Inc. (e)	453,621	23,969
F45 Training Holdings, Inc. (e)	812,164	8,641
Hyatt Hotels Corp. Class A (a)	110,330	8,691
Marriott International, Inc. Class A (a)	1,295,921	191,226
McDonald's Corp.	3,124	764
Penn National Gaming, Inc. (a)	2,633,922	134,936
Portillo's, Inc. (e)	30,240	1,232
Rush Street Interactive, Inc. (a)(e)	905,400	16,152
Shake Shack, Inc. Class A (a)(e)	73,250	5,347
Starbucks Corp.	1,785,740	195,789
Sweetgreen, Inc.	1,204,171	41,378
Sweetgreen, Inc. Class A (e)	96,169	3,672
Vail Resorts, Inc.	43,714	14,500
Yum China Holdings, Inc. (e)	534,414	26,774
		974,813
Household Durables - 0.6%
D.R. Horton, Inc.	677,694	66,211
KB Home	966,093	38,634
Lennar Corp. Class A	2,254,324	236,817
PulteGroup, Inc.	231,540	11,584
Purple Innovation, Inc. (a)	960,766	9,915
Toll Brothers, Inc.	626,184	39,744
Traeger, Inc.	331,645	4,282
Vizio Holding Corp.	491,450	9,451
		416,638
Internet & Direct Marketing Retail - 8.1%
Amazon.com, Inc. (a)	1,219,217	4,275,879
Cazoo Group Ltd.	2,798,664	21,536
Chewy, Inc. (a)(e)	368,119	25,128
Etsy, Inc. (a)	155,470	42,689
Farfetch Ltd. Class A (a)	431,365	14,843
JD.com, Inc. sponsored ADR (a)	931,458	78,345
Ozon Holdings PLC ADR (e)	212,614	8,566
Pinduoduo, Inc. ADR (a)	158,706	10,554
Revolve Group, Inc. (a)	1,582,814	120,563
The RealReal, Inc. (a)	1,194,692	18,601
thredUP, Inc. (a)(e)	1,684,202	31,528
Wayfair LLC Class A (a)(e)	3,667,339	908,913
Xometry, Inc. (e)	97,793	4,861
Zomato Ltd. (a)(c)	31,811,600	54,926
		5,616,932
Leisure Products - 0.0%
Peloton Interactive, Inc. Class A (a)	554,412	24,394
Multiline Retail - 0.3%
Dollar General Corp.	170,730	37,783
Dollar Tree, Inc. (a)	275,036	36,808
Ollie's Bargain Outlet Holdings, Inc. (a)(e)	1,880,650	116,393
Target Corp.	40,583	9,896
		200,880
Specialty Retail - 2.7%
Auto1 Group SE (b)	266,867	7,506
Carvana Co. Class A (a)	880,602	246,938
Fanatics, Inc. Class A (c)(d)	558,178	26,441
Five Below, Inc. (a)	210,159	42,755
Floor & Decor Holdings, Inc. Class A (a)	939,605	121,124
Lowe's Companies, Inc.	1,813,217	443,495
RH (a)	461,927	269,387
The Home Depot, Inc.	1,228,207	492,032
TJX Companies, Inc.	2,211,337	153,467
Volta, Inc.	459,994	4,595
Williams-Sonoma, Inc.	254,696	49,625
		1,857,365
Textiles, Apparel & Luxury Goods - 5.4%
adidas AG	305,989	88,682
Allbirds, Inc.:
Class A (e)	349,080	6,716
Class B	1,320,858	22,872
Canada Goose Holdings, Inc. (a)	1,267,810	56,540
Deckers Outdoor Corp. (a)	503,540	204,135
Dr. Martens Ltd.	2,671,607	14,205
lululemon athletica, Inc. (a)	5,627,410	2,557,151
NIKE, Inc. Class B	1,747,708	295,782
On Holding AG	493,669	19,826
On Holding AG	1,012,500	36,596
On Holding AG (b)	112,500	4,518
Skechers U.S.A., Inc. Class A (sub. vtg.) (a)	7,805,113	350,606
Tory Burch LLC:
Class A (a)(c)(d)(f)	950,844	77,204
Class B (a)(c)(d)(f)	324,840	28,385
Under Armour, Inc. Class C (non-vtg.) (a)	1,136,342	22,806
		3,786,024

TOTAL CONSUMER DISCRETIONARY		15,285,022

CONSUMER STAPLES - 2.0%
Beverages - 0.9%
Fever-Tree Drinks PLC	1,000,700	34,470
Keurig Dr. Pepper, Inc.	2,437,087	82,837
Monster Beverage Corp. (a)	2,368,526	198,435
PepsiCo, Inc.	477,384	76,276
The Coca-Cola Co.	3,947,982	207,072
		599,090
Food & Staples Retailing - 0.4%
Blink Health, Inc. Series A1 (c)(d)	173,460	6,623
Costco Wholesale Corp.	452,380	244,005
Kroger Co.	113,565	4,716
Ocado Group PLC (a)	860,057	20,538
Performance Food Group Co. (a)	847,174	34,150
		310,032
Food Products - 0.2%
Bunge Ltd.	778,876	67,427
Darling Ingredients, Inc. (a)	595,312	40,195
Laird Superfood, Inc. (a)	359,662	4,794
Mondelez International, Inc.	126,029	7,428
The Real Good Food Co. LLC Class B unit	616,906	4,469
The Real Good Food Co., Inc. (e)	57,880	466
		124,779
Household Products - 0.1%
Church & Dwight Co., Inc.	129,005	11,530
Colgate-Palmolive Co.	343,423	25,764
Procter & Gamble Co.	373,949	54,066
		91,360
Personal Products - 0.2%
Olaplex Holdings, Inc.	2,096,629	56,504
The Beauty Health Co. (e)	1,151,966	29,905
The Beauty Health Co. (c)	2,884,717	74,887
		161,296
Tobacco - 0.2%
Altria Group, Inc.	2,801,917	119,474
JUUL Labs, Inc. Class A (a)(c)(d)	44,067	2,164
Philip Morris International, Inc.	73,426	6,310
		127,948

TOTAL CONSUMER STAPLES		1,414,505

ENERGY - 0.8%
Energy Equipment & Services - 0.1%
Halliburton Co.	2,281,818	49,264
Schlumberger Ltd.	1,504,976	43,163
		92,427
Oil, Gas & Consumable Fuels - 0.7%
EOG Resources, Inc.	364,853	31,742
Hess Corp.	3,474,207	258,898
Pioneer Natural Resources Co.	158,699	28,299
Range Resources Corp. (a)	576,400	11,274
Reliance Industries Ltd. (a)	268,958	8,615
Reliance Industries Ltd.	4,329,380	138,667
		477,495

TOTAL ENERGY		569,922

FINANCIALS - 1.9%
Banks - 0.9%
Bank of America Corp.	4,198,465	186,706
First Republic Bank	332,009	69,609
HDFC Bank Ltd. sponsored ADR	1,536,583	100,600
JPMorgan Chase & Co.	1,147,191	182,208
Wells Fargo & Co.	1,072,511	51,245
		590,368
Capital Markets - 0.5%
B3 SA - Brasil Bolsa Balcao	14,827,900	29,303
BlackRock, Inc. Class A	148,758	134,568
Charles Schwab Corp.	2,416,765	187,033
Coinbase Global, Inc.	77,907	24,541
Edelweiss Financial Services Ltd.	1,739,464	1,554
		376,999
Consumer Finance - 0.1%
American Express Co.	371,481	56,577
Discover Financial Services	90,424	9,752
SoFi Technologies, Inc.	996,595	17,141
		83,470
Diversified Financial Services - 0.4%
Adimab LLC (a)(c)(d)(f)	3,162,765	179,033
Ant International Co. Ltd. Class C (a)(c)(d)	2,440,816	4,930
The Oncology Institute, Inc. (c)(g)	1,815,080	10,602
WeWork, Inc. (a)	2,994,695	26,024
WeWork, Inc. (c)	3,118,425	25,744
		246,333

TOTAL FINANCIALS		1,297,170

HEALTH CARE - 11.6%
Biotechnology - 6.7%
4D Molecular Therapeutics, Inc.	181,450	4,173
AbbVie, Inc.	376,429	43,395
ACADIA Pharmaceuticals, Inc. (a)	5,438,093	104,411
Adagio Theraputics, Inc. (g)	4,004,335	178,946
Adagio Theraputics, Inc. (g)	1,847,456	86,904
ADC Therapeutics SA (a)	808,795	18,004
Akouos, Inc. (a)	995,445	7,655
Akouos, Inc. (b)	362,038	2,784
Alector, Inc. (a)	1,378,821	28,473
Allovir, Inc. (a)	2,335,342	40,775
Alnylam Pharmaceuticals, Inc. (a)	3,394,924	623,987
ALX Oncology Holdings, Inc. (a)	115,709	3,721
Ambrx Biopharma, Inc.:
ADR	163,131	1,525
ADR	367,475	3,264
Amgen, Inc.	578,745	115,101
Annexon, Inc. (a)	190,574	3,104
Arcutis Biotherapeutics, Inc. (a)	681,783	11,297
Argenx SE ADR (a)	497,834	139,000
Arrowhead Pharmaceuticals, Inc. (a)	83,379	5,841
Ascendis Pharma A/S sponsored ADR (a)	65,904	9,030
aTyr Pharma, Inc. (a)	1,052,615	8,779
Avidity Biosciences, Inc. (a)(e)	1,157,105	25,838
Axcella Health, Inc. (a)(g)	2,064,205	6,027
BeiGene Ltd. ADR (a)	1,300,731	452,043
BioAtla, Inc.	848,565	21,426
BioNTech SE ADR (a)(e)	76,909	27,052
BioXcel Therapeutics, Inc. (a)(g)	1,485,841	34,070
Bolt Biotherapeutics, Inc.	228,439	2,118
BridgeBio Pharma, Inc. (a)(e)	176,012	7,128
Calyxt, Inc. (a)(e)	1,176,809	3,389
Century Therapeutics, Inc.	1,425,819	27,247
Cerevel Therapeutics Holdings (a)	5,379,595	167,790
ChemoCentryx, Inc. (a)	2,958,589	107,338
Cibus Corp.:
Series C (a)(c)(d)(f)	4,523,810	7,962
Series D (a)(c)(d)(f)	2,741,040	4,824
Series E (a)(c)(d)(f)	412,624	726
Codiak Biosciences, Inc. (a)(g)	1,197,737	15,271
Connect Biopharma Holdings Ltd. ADR	459,767	2,000
CRISPR Therapeutics AG (a)(e)	47,845	3,823
Cyclerion Therapeutics, Inc. (a)	255,927	558
Cyclerion Therapeutics, Inc. (a)(c)	543,695	1,185
Day One Biopharmaceuticals, Inc.	192,281	3,532
Denali Therapeutics, Inc. (a)	329,657	15,250
Deverra Therapeutics, Inc. (d)	59,780	139
Erasca, Inc.	387,970	5,498
Evelo Biosciences, Inc. (a)(e)	2,665,640	22,978
Exact Sciences Corp. (a)	145,062	12,384
Exelixis, Inc. (a)	181,326	3,044
Foghorn Therapeutics, Inc. (a)	751,289	8,692
Gemini Therapeutics, Inc. (a)(e)	159,257	440
Gemini Therapeutics, Inc. (c)	658,627	1,818
Generation Bio Co. (a)	2,378,345	40,836
Graphite Bio, Inc.	384,886	3,472
Icosavax, Inc.	405,688	8,584
Imago BioSciences, Inc.	248,944	5,569
Immunocore Holdings PLC ADR	586,808	21,119
Inhibrx, Inc. (a)	575,976	23,287
Instil Bio, Inc.	533,002	11,715
Intarcia Therapeutics, Inc. warrants 12/6/24 (a)(d)	156,370	0
Ionis Pharmaceuticals, Inc. (a)(g)	7,760,694	205,658
iTeos Therapeutics, Inc. (a)	200,754	7,087
Janux Therapeutics, Inc.	561,705	9,987
Karuna Therapeutics, Inc. (a)	1,378,775	176,345
Keros Therapeutics, Inc. (a)	289,007	16,124
Kinnate Biopharma, Inc.	273,251	5,460
Kronos Bio, Inc. (a)(e)	278,640	3,291
Kura Oncology, Inc. (a)	191,822	2,678
Kymera Therapeutics, Inc. (a)	122,968	6,827
Lexicon Pharmaceuticals, Inc. (a)	2,043,204	9,358
Lyell Immunopharma, Inc. (e)	224,074	2,140
Moderna, Inc. (a)	1,047,359	369,121
Monte Rosa Therapeutics, Inc.	1,143,281	22,168
Morphic Holding, Inc. (a)	1,056,904	50,414
Novavax, Inc. (a)(e)	19,844	4,140
Nuvalent, Inc.	348,485	7,062
Nuvalent, Inc. Class A	870,528	18,568
Olema Pharmaceuticals, Inc. (e)	226,981	1,986
Omega Therapeutics, Inc.	449,658	7,728
Omega Therapeutics, Inc.	782,561	14,157
ORIC Pharmaceuticals, Inc. (a)	1,079,997	14,947
Passage Bio, Inc. (a)	100,356	732
Poseida Therapeutics, Inc. (a)	2,072,817	14,406
Praxis Precision Medicines, Inc. (a)	1,568,482	26,837
Protagonist Therapeutics, Inc. (a)	715,965	24,071
Prothena Corp. PLC (a)	674,501	33,826
PTC Therapeutics, Inc. (a)	937,700	34,845
Recursion Pharmaceuticals, Inc. (e)	219,307	4,193
Regeneron Pharmaceuticals, Inc. (a)	385,950	245,669
Relay Therapeutics, Inc. (a)	683,436	20,107
Repare Therapeutics, Inc. (a)	76,701	1,800
Repligen Corp. (a)	146,566	41,991
Revolution Medicines, Inc. (a)	521,305	14,419
Rigel Pharmaceuticals, Inc. (a)(e)(g)	9,604,932	25,645
Rubius Therapeutics, Inc. (a)(e)(g)	4,822,999	59,612
Sage Therapeutics, Inc. (a)	2,041,189	79,423
Sana Biotechnology, Inc. (e)	185,568	3,528
Scholar Rock Holding Corp. (a)(e)	1,147,005	30,453
Seagen, Inc. (a)	48,261	7,722
Seres Therapeutics, Inc. (a)(g)	4,849,295	52,178
Shattuck Labs, Inc. (a)	1,208,393	10,247
Sigilon Therapeutics, Inc. (e)	431,558	1,623
Silverback Therapeutics, Inc. (e)	1,536,089	10,799
Springworks Therapeutics, Inc. (a)	1,231,295	88,469
Spruce Biosciences, Inc. (a)	75,574	195
Stoke Therapeutics, Inc. (a)	683	17
Synlogic, Inc. (a)	2,527,118	6,293
Syros Pharmaceuticals, Inc. (a)	1,241,337	4,916
Syros Pharmaceuticals, Inc. (a)(b)	938,007	3,715
Syros Pharmaceuticals, Inc. warrants 10/10/22 (a)	104,482	5
Tango Therapeutics, Inc. (a)	996,040	10,329
Taysha Gene Therapies, Inc. (a)	1,093,715	14,196
Tenaya Therapeutics, Inc.	313,296	6,156
TG Therapeutics, Inc. (a)	1,222,243	18,578
Turning Point Therapeutics, Inc. (a)	94,074	3,580
Twist Bioscience Corp. (a)	201,915	19,283
Tyra Biosciences, Inc.	177,286	4,448
Ultragenyx Pharmaceutical, Inc. (a)	71,759	5,398
uniQure B.V. (a)	834,993	23,255
UNITY Biotechnology, Inc.(a)(e)	1,349,765	2,969
Vaxcyte, Inc. (a)	1,064,047	21,685
Vera Therapeutics, Inc. (b)	309,992	11,098
Vera Therapeutics, Inc. (a)	253,673	9,081
Vertex Pharmaceuticals, Inc. (a)	129,015	24,118
Verve Therapeutics, Inc.	330,547	11,265
Vor Biopharma, Inc. (a)	397,211	4,584
Xencor, Inc. (a)	802,854	29,079
Yumanity Therapeutics, Inc. (a)	384,729	1,620
Yumanity Therapeutics, Inc. (c)	106,446	448
Zai Lab Ltd. ADR (a)	661,330	45,797
Zentalis Pharmaceuticals, Inc. (a)	558,578	45,831
		4,662,121
Health Care Equipment & Supplies - 2.3%
Abbott Laboratories	317,923	39,985
DexCom, Inc. (a)	387,460	217,981
Figs, Inc. Class A	37,138	1,234
Insulet Corp. (a)	1,707,414	492,486
Intuitive Surgical, Inc. (a)	768,793	249,350
Novocure Ltd. (a)	2,947,696	276,022
Outset Medical, Inc. (a)	1,502,334	71,211
Penumbra, Inc. (a)	325,304	79,911
Presbia PLC (a)(d)(g)	1,099,338	16
PROCEPT BioRobotics Corp.	165,150	5,389
PROCEPT BioRobotics Corp.	518,247	15,219
Shockwave Medical, Inc. (a)	941,696	169,731
Treace Medical Concepts, Inc.	239,208	4,141
		1,622,676
Health Care Providers & Services - 0.4%
1Life Healthcare, Inc. (a)	1,045,504	16,655
Alignment Healthcare, Inc.	1,884,133	30,542
Centene Corp. (a)	729,828	52,117
Guardant Health, Inc. (a)	169,977	17,868
Humana, Inc.	106,962	44,893
Oak Street Health, Inc. (a)	448,898	13,893
Privia Health Group, Inc. (e)	234,632	5,420
Progyny, Inc. (a)(e)	288,706	14,658
Signify Health, Inc. (e)	144,559	1,965
UnitedHealth Group, Inc.	95,769	42,543
		240,554
Health Care Technology - 0.0%
Sema4 Holdings Corp. (c)	641,900	4,281
Life Sciences Tools & Services - 1.6%
10X Genomics, Inc. (a)	550,643	84,144
10X Genomics, Inc. Class B (a)(b)	2,870,040	438,571
23andMe Holding Co. (c)	443,800	3,648
23andMe Holding Co.:
Class A (a)	32,800	270
Class B	1,354,160	10,575
AbCellera Biologics, Inc. (e)	25,421	380
Absci Corp.	2,253,077	23,770
Absci Corp.	787,367	7,891
Akoya Biosciences, Inc. (e)	64,704	840
Berkeley Lights, Inc. (a)	2,778	58
Bruker Corp.	242,727	19,658
Danaher Corp.	648,604	208,617
Nanostring Technologies, Inc. (a)	444,315	18,261
Olink Holding AB ADR	954,869	20,014
Sartorius Stedim Biotech	410	242
Seer, Inc. (e)	1,719,915	38,371
Seer, Inc. Class A (c)	398,162	8,883
Thermo Fisher Scientific, Inc.	158,967	100,599
WuXi AppTec Co. Ltd. (H Shares) (b)	1,243,647	27,702
Wuxi Biologics (Cayman), Inc. (a)(b)	8,829,916	119,114
		1,131,608
Pharmaceuticals - 0.6%
4D Pharma PLC (a)(e)	2,852,660	2,208
Arvinas Holding Co. LLC (a)	201,302	15,220
Atea Pharmaceuticals, Inc. (g)	4,726,533	38,238
Bristol-Myers Squibb Co.	444,432	23,835
Cyteir Therapeutics, Inc.	83,363	1,385
DICE Therapeutics, Inc.	212,841	6,734
Dragonfly Therapeutics, Inc. (a)(c)(d)	481,725	10,357
Fulcrum Therapeutics, Inc. (a)	1,138,228	16,504
GH Research PLC	499,891	13,232
Hansoh Pharmaceutical Group Co. Ltd. (b)	2,176,635	4,444
Harmony Biosciences Holdings, Inc. (a)(e)	1,809,778	61,695
Ikena Oncology, Inc.	1,212	17
Intra-Cellular Therapies, Inc. (a)	3,358,298	135,944
Jiangsu Hengrui Medicine Co. Ltd. (A Shares)	298,440	2,353
Kaleido Biosciences, Inc. (a)(g)	2,355,072	8,455
Longboard Pharmaceuticals, Inc.	11,651	66
Nektar Therapeutics (a)	1,140,468	12,842
Nuvation Bio, Inc. (a)	2,717,208	24,373
Nuvation Bio, Inc. (c)	2,125,093	19,062
OptiNose, Inc. (a)(e)	4,041,466	6,426
Pharvaris BV	147,886	2,175
Pliant Therapeutics, Inc. (a)	584,189	8,284
Sienna Biopharmaceuticals, Inc. (a)(g)	1,628,043	0
Skyhawk Therapeutics, Inc. (c)(d)	603,195	9,904
Stemcentrx, Inc. rights 12/31/21 (a)(d)	2,065,715	0
Theravance Biopharma, Inc. (a)	1,027,963	8,635
Theseus Pharmaceuticals, Inc.	314,960	4,507
UCB SA	110,025	11,996
		448,891

TOTAL HEALTH CARE		8,110,131

INDUSTRIALS - 4.8%
Aerospace & Defense - 0.4%
Space Exploration Technologies Corp. Class A (a)(c)(d)	418,210	234,198
The Boeing Co. (a)	81,793	16,183
		250,381
Air Freight & Logistics - 0.1%
FedEx Corp.	68,002	15,666
United Parcel Service, Inc. Class B	358,275	71,071
		86,737
Airlines - 1.0%
Delta Air Lines, Inc. (a)	3,415,550	123,643
Frontier Group Holdings, Inc. (e)	778,079	10,387
JetBlue Airways Corp. (a)	7,930,828	106,432
Ryanair Holdings PLC sponsored ADR (a)	103,616	9,901
Southwest Airlines Co. (a)	4,388,308	194,841
Spirit Airlines, Inc. (a)(e)	1,271,815	26,594
United Airlines Holdings, Inc. (a)	1,782,508	75,329
Wheels Up Experience, Inc.	5,904,829	26,028
Wheels Up Experience, Inc. (c)	166,281	772
Wheels Up Experience, Inc.:
rights (a)(d)	80,889	290
rights (a)(d)	80,889	258
rights (a)(d)	80,890	231
Wizz Air Holdings PLC (a)(b)	2,367,001	124,220
		698,926
Building Products - 0.1%
Resideo Technologies, Inc. (a)	320,783	8,369
The AZEK Co., Inc. (a)	317,918	12,469
Trane Technologies PLC	407,060	75,978
		96,816
Construction & Engineering - 0.0%
MasTec, Inc. (a)	432,287	39,844
Electrical Equipment - 0.3%
AMETEK, Inc.	178,049	24,304
Eaton Corp. PLC	201,807	32,705
Emerson Electric Co.	352,879	30,997
Fluence Energy, Inc.	393,682	12,476
Generac Holdings, Inc. (a)	186,789	78,683
Rockwell Automation, Inc.	120,092	40,375
		219,540
Industrial Conglomerates - 0.3%
3M Co.	530,723	90,244
Honeywell International, Inc.	555,308	112,305
		202,549
Machinery - 0.5%
Caterpillar, Inc.	364,048	70,389
Deere & Co.	241,647	83,499
Illinois Tool Works, Inc.	213,571	49,581
Ingersoll Rand, Inc.	297,292	17,344
Xylem, Inc.	828,162	100,299
		321,112
Professional Services - 0.0%
CoStar Group, Inc. (a)	59,004	4,588
LegalZoom.com, Inc. (e)	314,439	5,663
Sterling Check Corp.	275,451	6,547
YourPeople, Inc. (a)(d)	17,485,119	175
		16,973
Road & Rail - 2.1%
Avis Budget Group, Inc. (a)(g)	2,924,982	803,171
Bird Global, Inc. (c)	1,232,927	7,952
Bird Global, Inc.	3,438,929	19,963
Bird Global, Inc.:
rights 11/4/26 (a)(d)	133,323	607
rights 11/4/26 (a)(d)	133,322	405
rights 11/4/26 (a)(d)	133,322	253
Class A	347,658	2,242
CSX Corp.	1,264,919	43,842
Hertz Global Holdings, Inc. (e)	1,793,255	43,325
Kansas City Southern	138,812	40,373
Lyft, Inc. (a)	2,032,624	82,545
Uber Technologies, Inc. (a)	5,084,942	193,228
Union Pacific Corp.	923,009	217,498
		1,455,404

TOTAL INDUSTRIALS		3,388,282

INFORMATION TECHNOLOGY - 41.9%
Communications Equipment - 0.5%
Arista Networks, Inc. (a)	350,178	43,443
Ciena Corp. (a)	2,871,552	172,954
Infinera Corp. (a)(e)(g)	11,660,341	94,799
Lumentum Holdings, Inc. (a)	353,700	30,691
		341,887
Electronic Equipment & Components - 0.2%
908 Devices, Inc. (e)	141,781	3,403
Arlo Technologies, Inc. (a)	926,986	7,184
II-VI, Inc. (a)(e)	956,528	59,812
TE Connectivity Ltd.	14,188	2,184
Trimble, Inc. (a)	755,115	64,842
Vontier Corp.	86,885	2,738
		140,163
IT Services - 6.1%
Accenture PLC Class A	103,994	37,167
Actua Corp. (a)(d)	1,356,952	14
CI&T, Inc. Class A	276,340	3,194
Cloudflare, Inc. (a)	5,238,739	986,140
MasterCard, Inc. Class A	1,312,045	413,189
MongoDB, Inc. Class A (a)	20,366	10,144
Nuvei Corp. (a)(b)	27,310	2,689
Okta, Inc. (a)	225,750	48,588
PayPal Holdings, Inc. (a)	3,272,338	605,023
Remitly Global, Inc.	106,999	2,574
Shopify, Inc. Class A (a)	892,308	1,355,823
Snowflake Computing, Inc. (a)	236,936	80,594
Square, Inc. (a)	1,083,665	225,760
TDCX, Inc. ADR	155,167	2,948
Thoughtworks Holding, Inc.	352,388	10,290
Toast, Inc. (e)	156,770	6,269
Twilio, Inc. Class A (a)	26,084	7,464
Visa, Inc. Class A	2,395,494	464,175
Wix.com Ltd. (a)	56,609	8,650
		4,270,695
Semiconductors & Semiconductor Equipment - 15.4%
Advanced Micro Devices, Inc. (a)	4,121,532	652,727
Applied Materials, Inc.	1,773,726	261,075
ASML Holding NV	316,966	250,882
Broadcom, Inc.	135,684	75,126
Cirrus Logic, Inc. (a)	1,613,593	129,378
Enphase Energy, Inc. (a)	129,563	32,391
First Solar, Inc. (a)	532,165	55,132
GlobalFoundries, Inc.	542,678	37,575
Intel Corp.	364,276	17,922
KLA Corp.	227,070	92,674
Lam Research Corp.	46,103	31,343
Marvell Technology, Inc.	2,711,352	192,967
Micron Technology, Inc.	318,203	26,729
NVIDIA Corp.	23,954,424	7,827,349
ON Semiconductor Corp. (a)	519,153	31,892
Qualcomm, Inc.	949,360	171,416
Silicon Laboratories, Inc. (a)(g)	2,448,039	480,477
SiTime Corp. (a)	100,238	29,919
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	1,082,361	126,799
Teradyne, Inc.	249,012	38,066
Texas Instruments, Inc.	507,239	97,578
Wolfspeed, Inc. (a)(e)	345,181	42,326
Xilinx, Inc.	196,355	44,857
		10,746,600
Software - 11.4%
Adobe, Inc. (a)	851,687	570,503
Atlassian Corp. PLC (a)	93,268	35,099
Autodesk, Inc. (a)	452,207	114,946
Avalara, Inc. (a)	92,982	12,988
AvidXchange Holdings, Inc.	175,831	3,756
Black Knight, Inc. (a)	364,613	26,059
Braze, Inc.	78,657	5,994
Cipher Mining, Inc. (c)	363,326	2,867
Clear Secure, Inc.	2,622	83
Clearwater Analytics Holdings, Inc. (e)	312,066	6,800
Confluent, Inc.	176,080	13,738
Couchbase, Inc. (e)	196,467	6,493
Coupa Software, Inc. (a)	69,883	13,743
Crowdstrike Holdings, Inc. (a)	226,353	49,150
Datadog, Inc. Class A (a)	89,626	15,979
DocuSign, Inc. (a)	176,502	43,483
Domo, Inc. Class B (a)	143,651	10,393
DoubleVerify Holdings, Inc.	153,449	4,739
Elastic NV (a)	141,393	21,981
EngageSmart, Inc.	218,810	4,785
Epic Games, Inc. (a)(c)(d)	51,800	37,291
Expensify, Inc. (e)	163,251	7,369
ForgeRock, Inc.	187,888	5,034
Freshworks, Inc. (e)	305,293	10,752
GitLab, Inc.	54,117	5,224
HubSpot, Inc. (a)	342,110	276,052
Informatica, Inc. (e)	245,964	7,918
Intuit, Inc.	396,587	258,694
Lightspeed Commerce, Inc. (a)	336,189	16,974
LivePerson, Inc. (a)	786,715	30,414
Microsoft Corp.	10,251,754	3,389,127
Monday.com Ltd. (e)	22,959	8,261
Nutanix, Inc. Class A (a)	12,477,202	414,493
Oracle Corp.	1,795,616	162,934
Paycom Software, Inc. (a)	55,843	24,430
Paylocity Holding Corp. (a)	88,370	22,299
Pine Labs Private Ltd. (c)(d)	4,120	1,766
Procore Technologies, Inc.	58,682	4,974
RingCentral, Inc. (a)	32,080	6,929
Riskified Ltd.	248,565	2,359
Riskified Ltd.:
Class A	779,437	7,027
Class B	1,558,874	14,054
Salesforce.com, Inc. (a)	6,311,298	1,798,467
SentinelOne, Inc.	278,786	15,046
ServiceNow, Inc. (a)	205,980	133,413
Stripe, Inc. Class B (a)(c)(d)	205,500	8,246
Taboola.com Ltd.	3,611,972	26,971
The Trade Desk, Inc. (a)	236,279	24,436
UiPath, Inc. Class A (a)(e)	1,240,021	59,831
Workday, Inc. Class A (a)	105,605	28,960
Zendesk, Inc. (a)	33,121	3,382
Zoom Video Communications, Inc. Class A (a)	359,729	76,050
Zscaler, Inc. (a)	292,700	101,558
		7,954,314
Technology Hardware, Storage & Peripherals - 8.3%
Apple, Inc.	33,420,848	5,524,466
IonQ, Inc. (c)	666,913	15,886
Pure Storage, Inc. Class A (a)	8,538,231	264,429
Samsung Electronics Co. Ltd.	424,865	25,603
		5,830,384

TOTAL INFORMATION TECHNOLOGY		29,284,043

MATERIALS - 0.8%
Chemicals - 0.4%
Albemarle Corp. U.S.	101,781	27,124
CF Industries Holdings, Inc.	622,287	37,704
Corteva, Inc.	2,566,504	115,493
DuPont de Nemours, Inc.	735,074	54,366
The Mosaic Co.	514,984	17,623
		252,310
Containers & Packaging - 0.0%
Sealed Air Corp.	226,277	14,056
Metals & Mining - 0.4%
Barrick Gold Corp. (Canada)	1,546,440	29,393
Freeport-McMoRan, Inc.	5,195,954	192,666
Newmont Corp.	263,000	14,444
Rio Tinto PLC sponsored ADR (e)	412,764	25,876
		262,379

TOTAL MATERIALS		528,745

REAL ESTATE - 0.3%
Equity Real Estate Investment Trusts (REITs) - 0.3%
American Tower Corp.	309,193	81,157
Equinix, Inc.	22,231	18,056
Simon Property Group, Inc.	557,397	85,193
		184,406
Real Estate Management & Development - 0.0%
CBRE Group, Inc. (a)	280,448	26,802

TOTAL REAL ESTATE		211,208

TOTAL COMMON STOCKS
(Cost $19,491,581)		68,298,349

Preferred Stocks - 1.6%
Convertible Preferred Stocks - 1.5%
COMMUNICATION SERVICES - 0.1%
Diversified Telecommunication Services - 0.1%
Starry, Inc.:
Series B (a)(c)	9,869,159	15,050
Series C (a)(c)	5,234,614	7,982
Series D (a)(c)	10,743,446	16,383
Series E3 (c)	4,422,051	6,743
		46,158
CONSUMER DISCRETIONARY - 0.3%
Automobiles - 0.0%
Rad Power Bikes, Inc.:
Series A (c)(d)	154,174	1,478
Series C (c)(d)	606,658	5,814
Series D (c)(d)	1,071,300	10,267
		17,559
Hotels, Restaurants & Leisure - 0.0%
MOD Super Fast Pizza Holdings LLC:
Series 3 (a)(c)(d)(f)	56,343	12,315
Series 4 (a)(c)(d)(f)	5,142	1,062
Series 5 (a)(c)(d)(f)	20,652	4,023
		17,400
Internet & Direct Marketing Retail - 0.2%
GoBrands, Inc.:
Series G (c)(d)	125,688	48,829
Series H (c)(d)	104,311	40,524
Instacart, Inc.:
Series H (c)(d)	72,310	7,386
Series I (c)(d)	32,756	3,346
Reddit, Inc.:
Series B (a)(c)(d)	384,303	23,748
Series E (c)(d)	24,203	1,496
Series F (c)(d)	114,996	7,106
		132,435
Textiles, Apparel & Luxury Goods - 0.1%
Discord, Inc. Series I (c)(d)	7,000	3,854
DNA Script Series C (c)(d)	10,882	9,256
Freenome, Inc.:
Series C (a)(c)(d)	900,884	6,795
Series D (c)(d)	502,404	3,789
Laronde, Inc. Series B (c)(d)	344,496	9,646
		33,340
TOTAL CONSUMER DISCRETIONARY		200,734
CONSUMER STAPLES - 0.1%
Food & Staples Retailing - 0.1%
Blink Health, Inc. Series C (a)(c)(d)	927,374	35,407
Food Products - 0.0%
AgBiome LLC:
Series C (a)(c)(d)	1,060,308	6,285
Series D (c)(d)	852,431	5,053
Bowery Farming, Inc. Series C1 (c)(d)	130,916	7,888
		19,226
Tobacco - 0.0%
JUUL Labs, Inc. Series E (a)(c)(d)	22,033	1,082
TOTAL CONSUMER STAPLES		55,715
FINANCIALS - 0.0%
Diversified Financial Services - 0.0%
Paragon Biosciences Emalex Capital, Inc.:
Series B (a)(c)(d)	416,094	3,516
Series C (c)(d)	559,977	4,732
Sonder Holdings, Inc.:
Series D1 (a)(c)	965,896	11,953
Series E (a)(c)	1,478,345	18,294
		38,495
HEALTH CARE - 0.4%
Biotechnology - 0.4%
Ankyra Therapeutics Series B (c)(d)	1,356,730	7,641
Asimov, Inc. Series B (c)(d)	82,174	7,616
Bright Peak Therapeutics AG Series B (c)(d)	1,272,915	4,972
Caris Life Sciences, Inc. Series D (c)(d)	1,235,035	10,004
Deep Genomics, Inc. Series C (c)(d)	682,293	9,894
Element Biosciences, Inc.:
Series B (a)(c)(d)	1,096,312	22,537
Series C (c)(d)	480,109	9,870
ElevateBio LLC Series C (c)(d)	1,534,100	5,734
EQRx, Inc. Series B (c)	6,908,598	35,093
Generate Biomedicines Series B (c)(d)	820,747	9,726
Inscripta, Inc.:
Series D (c)(d)	1,690,173	14,924
Series E (c)(d)	1,086,476	9,594
Intarcia Therapeutics, Inc.:
Series CC (a)(c)(d)	1,051,411	0
Series DD (a)(c)(d)	1,543,687	0
National Resilience, Inc.:
Series B (c)(d)	1,277,345	56,727
Series C (c)(d)	379,000	16,831
Quell Therapeutics Ltd. Series B (c)(d)	3,870,630	7,315
Sonoma Biotherapeutics, Inc.:
Series B (c)(d)	2,497,760	5,795
Series B1 (c)(d)	1,332,116	3,091
T-Knife Therapeutics, Inc. Series B (c)(d)	995,165	5,741
Treeline Biosciences Series A (c)(d)	1,219,600	9,546
		252,651
Health Care Equipment & Supplies - 0.0%
Kardium, Inc. Series D6 (c)(d)	5,899,008	5,992
Health Care Providers & Services - 0.0%
Boundless Bio, Inc. Series B (c)(d)	2,899,016	3,914
Conformal Medical, Inc. Series C (a)(c)(d)	1,067,180	5,400
Scorpion Therapeutics, Inc. Series B (c)(d)	1,325,354	2,505
		11,819
Health Care Technology - 0.0%
Aledade, Inc. Series B1 (c)(d)	101,470	3,885
PrognomIQ, Inc.:
Series A5 (a)(c)(d)	372,687	954
Series B (a)(c)(d)	1,111,446	2,845
Wugen, Inc. Series B (c)(d)	493,529	3,827
		11,511
Pharmaceuticals - 0.0%
Castle Creek Pharmaceutical Holdings, Inc.:
Series B (a)(c)(d)	16,803	8,563
Series C (a)(c)(d)	13,100	6,676
Nohla Therapeutics, Inc. Series B (a)(c)(d)	9,124,200	0
		15,239
TOTAL HEALTH CARE		297,212
INDUSTRIALS - 0.2%
Aerospace & Defense - 0.2%
Space Exploration Technologies Corp. Series G (a)(c)(d)	216,276	121,115
Construction & Engineering - 0.0%
Beta Technologies, Inc. Series A (c)(d)	54,111	3,965
Transportation Infrastructure - 0.0%
Delhivery Private Ltd. Series H (c)(d)	29,691	14,096
TOTAL INDUSTRIALS		139,176
INFORMATION TECHNOLOGY - 0.3%
Communications Equipment - 0.0%
Meesho Series F (c)(d)	309,354	23,719
Xsight Labs Ltd. Series D (c)(d)	787,863	6,300
		30,019
Electronic Equipment & Components - 0.0%
Enevate Corp. Series E (c)(d)	4,067,736	4,510
IT Services - 0.1%
AppNexus, Inc. Series E (Escrow) (a)(c)(d)	923,523	29
ByteDance Ltd. Series E1 (c)(d)	403,450	52,658
		52,687
Semiconductors & Semiconductor Equipment - 0.0%
Astera Labs, Inc. Series C (c)(d)	1,811,000	6,088
GaN Systems, Inc.:
Series F1 (c)(d)	287,190	2,435
Series F2 (c)(d)	151,648	1,286
SiMa.ai Series B (c)(d)	1,596,216	10,423
Tenstorrent, Inc. Series C1 (c)(d)	92,100	5,476
		25,708
Software - 0.2%
Databricks, Inc.:
Series G (c)(d)	83,432	18,393
Series H (c)(d)	91,057	20,074
Dataminr, Inc. Series D (a)(c)(d)	1,773,901	70,051
Evozyne LLC Series A (c)(d)	444,700	9,992
Jet.Com, Inc. Series B1 (Escrow) (a)(c)(d)	7,578,338	0
Nuvia, Inc. Series B (a)(c)	1,235,787	1,010
Skyryse, Inc. Series B (c)(d)	568,445	14,029
Stripe, Inc. Series H (c)(d)	88,200	3,539
		137,088
TOTAL INFORMATION TECHNOLOGY		250,012
MATERIALS - 0.1%
Chemicals - 0.0%
Farmers Business Network, Inc. Series G (c)(d)	186,833	11,613
Metals & Mining - 0.1%
Diamond Foundry, Inc. Series C (c)(d)	1,704,625	42,837
TOTAL MATERIALS		54,450
UTILITIES - 0.0%
Independent Power and Renewable Electricity Producers - 0.0%
Redwood Materials Series C (c)(d)	80,057	3,795

TOTAL CONVERTIBLE PREFERRED STOCKS		1,085,747

Nonconvertible Preferred Stocks - 0.1%
COMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
Starry, Inc. Series E1 (c)	1,350,488	2,059
CONSUMER DISCRETIONARY - 0.0%
Automobiles - 0.0%
Neutron Holdings, Inc. Series 1D (a)(c)(d)	17,893,728	1,253
Waymo LLC Series A2 (a)(c)(d)	44,767	4,106
		5,359
HEALTH CARE - 0.1%
Pharmaceuticals - 0.1%
Castle Creek Pharmaceutical Holdings, Inc. Series A4 (a)(c)(d)	46,864	23,882
Faraday Pharmaceuticals, Inc. Series B (a)(c)(d)	641,437	1,033
		24,915
INFORMATION TECHNOLOGY - 0.0%
Software - 0.0%
Pine Labs Private Ltd.:
Series 1 (c)(d)	9,846	4,221
Series A (c)(d)	2,460	1,055
Series B (c)(d)	2,677	1,148
Series B2 (c)(d)	2,165	928
Series C (c)(d)	4,028	1,727
Series C1 (c)(d)	848	364
Series D (c)(d)	907	389
		9,832

TOTAL NONCONVERTIBLE PREFERRED STOCKS		42,165

TOTAL PREFERRED STOCKS
(Cost $873,106)		1,127,912
	Principal Amount (000s)	Value (000s)

Convertible Bonds - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Automobiles - 0.0%
Neutron Holdings, Inc.:
0% 10/27/25 (c)(d)	7,504	7,504
4% 5/22/27 (c)(d)	3,596	3,596
4% 6/12/27 (c)(d)	743	743
		11,843
FINANCIALS - 0.0%
Diversified Financial Services - 0.0%
Sonder Holdings, Inc. 0% (c)(h)	7,909	7,625
HEALTH CARE - 0.0%
Pharmaceuticals - 0.0%
Castle Creek Pharmaceutical Holdings, Inc. 0.13% (c)(d)(h)	1,087	1,087
TOTAL CONVERTIBLE BONDS
(Cost $20,839)		20,555

Preferred Securities - 0.1%
CONSUMER DISCRETIONARY - 0.0%
Internet & Direct Marketing Retail - 0.0%
Circle Internet Financial Ltd. 0% (c)(h)	9,813	12,550
HEALTH CARE - 0.1%
Biotechnology - 0.1%
Intarcia Therapeutics, Inc. 6% 7/18/22 (c)(d)	13,682	19,672
Health Care Equipment & Supplies - 0.0%
Kardium, Inc. 0% (c)(d)(h)	8,368	8,368

TOTAL HEALTH CARE		28,040

INFORMATION TECHNOLOGY - 0.0%
Electronic Equipment & Components - 0.0%
Enevate Corp. 0% 1/29/23 (c)(d)	1,732	1,732
Semiconductors & Semiconductor Equipment - 0.0%
GaN Systems, Inc. 0% (c)(d)(h)	6,731	6,731
Tenstorrent, Inc. 0% (c)(d)(h)	5,120	5,120
		11,851

TOTAL INFORMATION TECHNOLOGY		13,583

TOTAL PREFERRED SECURITIES
(Cost $45,446)		54,173
	Shares	Value (000s)

Money Market Funds - 1.4%
Fidelity Cash Central Fund 0.06% (i)	281,434,786	281,491
Fidelity Securities Lending Cash Central Fund 0.07% (i)(j)	684,613,429	684,682
TOTAL MONEY MARKET FUNDS
(Cost $966,169)		966,173
TOTAL INVESTMENT IN SECURITIES - 100.9%
(Cost $21,397,141)		70,467,162
NET OTHER ASSETS (LIABILITIES) - (0.9)%		(627,932)
NET ASSETS - 100%		$69,839,230

Values shown as $0 in the Schedule of Investments may reflect amounts less than $500.

Legend

 (a) Non-income producing

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $752,160,000 or 1.1% of net assets.

 (c) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $2,108,378,000 or 3.0% of net assets.

 (d) Level 3 security

 (e) Security or a portion of the security is on loan at period end.

 (f) Investment is owned by a wholly-owned subsidiary (Subsidiary) that is treated as a corporation for U.S. tax purposes.

 (g) Affiliated company

 (h) Security is perpetual in nature with no stated maturity date.

 (i) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (j) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost (000s)
23andMe Holding Co.	2/3/21	$4,438
Adimab LLC	9/17/14 - 6/5/15	$47,869
AgBiome LLC Series C	6/29/18	$6,716
AgBiome LLC Series D	9/3/21	$5,053
Aledade, Inc. Series B1	5/7/21	$3,885
Ankyra Therapeutics Series B	8/26/21	$7,641
Ant International Co. Ltd. Class C	5/16/18	$9,303
AppNexus, Inc. Series E (Escrow)	8/1/14	$0
Asimov, Inc. Series B	10/29/21	$7,616
Astera Labs, Inc. Series C	8/24/21	$6,088
Beta Technologies, Inc. Series A	4/9/21	$3,965
Bird Global, Inc.	5/11/21	$12,329
Blink Health, Inc. Series A1	12/30/20	$4,699
Blink Health, Inc. Series C	11/7/19 - 7/14/21	$35,403
Boundless Bio, Inc. Series B	4/23/21	$3,914
Bowery Farming, Inc. Series C1	5/18/21	$7,888
Bright Peak Therapeutics AG Series B	5/14/21	$4,972
ByteDance Ltd. Series E1	11/18/20	$44,208
Caris Life Sciences, Inc. Series D	5/11/21	$10,004
Castle Creek Pharmaceutical Holdings, Inc. Series A4	9/29/16	$15,506
Castle Creek Pharmaceutical Holdings, Inc. Series B	10/9/18	$6,920
Castle Creek Pharmaceutical Holdings, Inc. Series C	12/9/19	$5,395
Castle Creek Pharmaceutical Holdings, Inc. 0.13%	6/28/21	$1,087
Cibus Corp. Series C	2/16/18	$9,500
Cibus Corp. Series D	5/10/19	$3,426
Cibus Corp. Series E	6/23/21	$726
Cipher Mining, Inc.	3/4/21	$3,435
Circle Internet Financial Ltd. 0%	5/11/21	$9,813
Conformal Medical, Inc. Series C	7/24/20	$3,913
Cyclerion Therapeutics, Inc.	4/2/19	$8,052
Databricks, Inc. Series G	2/1/21	$14,798
Databricks, Inc. Series H	8/31/21	$20,074
Dataminr, Inc. Series D	2/18/15 - 3/6/15	$22,617
Deep Genomics, Inc. Series C	7/21/21	$9,894
Delhivery Private Ltd. Series H	5/20/21	$14,493
Diamond Foundry, Inc. Series C	3/15/21	$40,911
Discord, Inc. Series I	9/15/21	$3,854
DNA Script Series C	10/1/21	$9,466
Dragonfly Therapeutics, Inc.	12/19/19	$12,746
Element Biosciences, Inc. Series B	12/13/19	$5,745
Element Biosciences, Inc. Series C	6/21/21	$9,869
ElevateBio LLC Series C	3/9/21	$6,436
Enevate Corp. Series E	1/29/21	$4,510
Enevate Corp. 0% 1/29/23	1/29/21	$1,732
Epic Games, Inc.	7/13/20 - 7/30/20	$29,785
EQRx, Inc. Series B	11/19/20	$18,943
Evozyne LLC Series A	4/9/21	$9,992
Fanatics, Inc. Class A	8/13/20	$9,651
Faraday Pharmaceuticals, Inc. Series B	12/30/19	$843
Farmers Business Network, Inc. Series G	9/15/21	$11,613
Freenome, Inc. Series C	8/14/20	$5,958
Freenome, Inc. Series D	11/22/21	$3,789
GaN Systems, Inc. Series F1	11/30/21	$2,435
GaN Systems, Inc. Series F2	11/30/21	$1,286
GaN Systems, Inc. 0%	11/30/21	$6,731
Gemini Therapeutics, Inc.	2/5/21	$6,586
Generate Biomedicines Series B	11/2/21	$9,726
GoBrands, Inc. Series G	3/2/21	$31,386
GoBrands, Inc. Series H	7/22/21	$40,524
Inscripta, Inc. Series D	11/13/20	$7,724
Inscripta, Inc. Series E	3/30/21	$9,594
Instacart, Inc. Series H	11/13/20	$4,339
Instacart, Inc. Series I	2/26/21	$4,095
Intarcia Therapeutics, Inc. Series CC	11/14/12	$14,331
Intarcia Therapeutics, Inc. Series DD	3/17/14	$50,000
Intarcia Therapeutics, Inc. 6% 7/18/22	2/26/19	$13,682
IonQ, Inc.	3/7/21	$6,669
Jet.Com, Inc. Series B1 (Escrow)	3/19/18	$0
JUUL Labs, Inc. Class A	7/6/18	$1,299
JUUL Labs, Inc. Series E	7/6/18	$650
Kardium, Inc. Series D6	12/30/20	$5,992
Kardium, Inc. 0%	12/30/20	$8,368
Laronde, Inc. Series B	8/13/21	$9,646
Lucid Motors, Inc.	2/22/21	$6,026
Meesho Series F	9/21/21	$23,719
MOD Super Fast Pizza Holdings LLC Series 3	11/3/16	$7,719
MOD Super Fast Pizza Holdings LLC Series 4	12/14/17	$720
MOD Super Fast Pizza Holdings LLC Series 5	5/15/19	$2,943
National Resilience, Inc. Series B	12/1/20	$17,449
National Resilience, Inc. Series C	6/28/21	$16,831
Neutron Holdings, Inc.	2/4/21	$15
Neutron Holdings, Inc. Series 1D	1/25/19	$4,339
Neutron Holdings, Inc. 0% 10/27/25	10/29/21	$7,504
Neutron Holdings, Inc. 4% 5/22/27	6/4/20	$3,596
Neutron Holdings, Inc. 4% 6/12/27	6/12/20	$743
Nohla Therapeutics, Inc. Series B	5/1/18	$3,209
Nuvation Bio, Inc.	2/10/21	$21,251
Nuvia, Inc. Series B	3/16/21	$1,010
Paragon Biosciences Emalex Capital, Inc. Series B	9/18/19	$4,240
Paragon Biosciences Emalex Capital, Inc. Series C	2/26/21	$5,992
Pine Labs Private Ltd.	6/30/21	$1,536
Pine Labs Private Ltd. Series 1	6/30/21	$3,671
Pine Labs Private Ltd. Series A	6/30/21	$917
Pine Labs Private Ltd. Series B	6/30/21	$998
Pine Labs Private Ltd. Series B2	6/30/21	$807
Pine Labs Private Ltd. Series C	6/30/21	$1,502
Pine Labs Private Ltd. Series C1	6/30/21	$316
Pine Labs Private Ltd. Series D	6/30/21	$338
PrognomIQ, Inc. Series A5	8/20/20	$225
PrognomIQ, Inc. Series B	9/11/20	$2,540
Quell Therapeutics Ltd. Series B	11/24/21	$7,315
Rad Power Bikes, Inc.	1/21/21	$5,705
Rad Power Bikes, Inc. Series A	1/21/21	$744
Rad Power Bikes, Inc. Series C	1/21/21	$2,926
Rad Power Bikes, Inc. Series D	9/17/21	$10,267
Reddit, Inc. Series B	7/26/17	$5,456
Reddit, Inc. Series E	5/18/21	$1,028
Reddit, Inc. Series F	8/11/21	$7,106
Redwood Materials Series C	5/28/21	$3,795
Scorpion Therapeutics, Inc. Series B	1/8/21	$3,207
Seer, Inc. Class A	12/8/20	$7,565
Sema4 Holdings Corp.	2/9/21	$6,419
SiMa.ai Series B	5/10/21	$8,184
Skyhawk Therapeutics, Inc.	5/21/21	$9,904
Skyryse, Inc. Series B	10/21/21	$14,029
Sonder Holdings, Inc. Series D1	12/20/19	$10,138
Sonder Holdings, Inc. Series E	4/3/20 - 5/6/20	$15,917
Sonder Holdings, Inc. 0%	3/18/21	$7,909
Sonoma Biotherapeutics, Inc. Series B	7/26/21	$4,936
Sonoma Biotherapeutics, Inc. Series B1	7/26/21	$3,949
Space Exploration Technologies Corp. Class A	10/16/15 - 4/6/17	$38,201
Space Exploration Technologies Corp. Series G	1/20/15	$16,753
Starry, Inc. Series B	12/1/16	$5,339
Starry, Inc. Series C	12/8/17	$4,826
Starry, Inc. Series D	3/6/19 - 7/30/20	$15,363
Starry, Inc. Series E1	9/4/20	$1,900
Starry, Inc. Series E3	3/31/21	$7,429
Stripe, Inc. Class B	5/18/21	$8,246
Stripe, Inc. Series H	3/15/21	$3,539
T-Knife Therapeutics, Inc. Series B	6/30/21	$5,741
Tenstorrent, Inc. Series C1	4/23/21	$5,476
Tenstorrent, Inc. 0%	4/23/21	$5,120
The Beauty Health Co.	12/8/20	$28,847
The Oncology Institute, Inc.	6/28/21	$18,151
Tory Burch LLC Class A	5/14/15	$67,653
Tory Burch LLC Class B	12/31/12	$17,505
Treeline Biosciences Series A	7/30/21	$9,546
Waymo LLC Series A2	5/8/20	$3,844
WeWork, Inc.	3/25/21	$31,184
Wheels Up Experience, Inc.	2/1/21	$1,663
Wugen, Inc. Series B	7/9/21	$3,827
Xsight Labs Ltd. Series D	2/16/21	$6,300
Yumanity Therapeutics, Inc.	12/22/20	$2,448
Zomato Ltd.	12/9/20 - 2/10/21	$22,352

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.06%	$108,318	$4,272,976	$4,099,804	$81	$1	$--	$281,491	0.5%
Fidelity Securities Lending Cash Central Fund 0.07%	510,733	3,688,139	3,514,190	3,752	--	--	684,682	2.1%
Total	$619,051	$7,961,115	$7,613,994	$3,833	$1	$--	$966,173

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds(a)	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Adagio Theraputics, Inc.	$--	$18,540	$--	$--	$--	$148,614	$178,946
Adagio Theraputics, Inc.	--	37,312	1,478	--	629	50,441	86,904
Atea Pharmaceuticals, Inc.	63,032	170,902	15,107	--	5,878	(186,467)	38,238
Avis Budget Group, Inc.	--	243,781	98,945	--	57,750	600,585	803,171
Axcella Health, Inc.	12,628	294	1,014	--	19	(5,900)	6,027
BioXcel Therapeutics, Inc.	32,954	25,830	4,294	--	245	(20,665)	34,070
Codiak Biosciences, Inc.	4,834	3,961	1,763	--	984	(9,268)	15,271
Codiak Biosciences, Inc.	8,610	--	--	--	--	7,913	--
Evelo Biosciences, Inc.	11,502	8,396	3,733	--	2,323	4,490	--
Infinera Corp.	106,561	3,871	12,905	--	3,297	(6,025)	94,799
Ionis Pharmaceuticals, Inc.	407,063	23,704	39,977	--	24,762	(209,894)	205,658
Kaleido Biosciences, Inc.	12,184	12,147	1,924	--	51	(14,003)	8,455
Karuna Therapeutics, Inc.	153,778	--	18,590	--	16,695	24,462	--
OptiNose, Inc.	11,589	2,473	1,073	--	(514)	(6,049)	--
Presbia PLC	12	--	--	--	--	4	16
QuantumScape Corp.	73,528	--	--	--	--	(56,145)	--
Rigel Pharmaceuticals, Inc.	28,642	6,414	4,309	--	706	(5,808)	25,645
Rubius Therapeutics, Inc.	27,590	17,057	9,591	--	5,536	19,020	59,612
Rush Street Interactive, Inc.	23,402	--	14,458	--	2,871	(134)	--
Seres Therapeutics, Inc.	117,151	25,487	11,149	--	7,898	(87,209)	52,178
Sienna Biopharmaceuticals, Inc.	11	--	4	--	(1,702)	1,695	--
Silicon Laboratories, Inc.	329,384	38,873	61,367	31,949	30,007	143,580	480,477
The Oncology Institute, Inc.	--	18,151	--	--	--	(7,549)	10,602
Total	$1,424,455	$638,653	$301,681	$31,949	$157,435	$385,688	$2,100,069

 (a) Includes the value of securities delivered through in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of November 30, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Communication Services	$8,257,538	$8,181,665	$75,873	$--
Consumer Discretionary	15,491,115	14,542,921	598,630	349,564
Consumer Staples	1,470,220	1,401,249	4,469	64,502
Energy	569,922	569,922	--	--
Financials	1,335,665	1,076,861	66,593	192,211
Health Care	8,432,258	7,726,399	384,897	320,962
Industrials	3,527,458	3,105,874	45,991	375,593
Information Technology	29,543,887	29,189,684	48,052	306,151
Materials	583,195	528,745	--	54,450
Real Estate	211,208	211,208	--	--
Utilities	3,795	--	--	3,795
Corporate Bonds	20,555	--	7,625	12,930
Preferred Securities	54,173	--	12,550	41,623
Money Market Funds	966,173	966,173	--	--
Total Investments in Securities:	$70,467,162	$67,500,701	$1,244,680	$1,721,781
Net unrealized depreciation on unfunded commitments	$(3,549)	$--	$(3,549)	$--

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

(Amounts in thousands)
Investments in Securities:
Beginning Balance	$1,187,293
Net Realized Gain (Loss) on Investment Securities	(2,565)
Net Unrealized Gain (Loss) on Investment Securities	368,210
Cost of Purchases	592,255
Proceeds of Sales	(31,026)
Amortization/Accretion	--
Transfers into Level 3	12
Transfers out of Level 3	(392,398)
Ending Balance	$1,721,781
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at November 30, 2021	$388,342

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Cost of purchases and proceeds of sales may include securities received and/or delivered through in-kind transactions. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		November 30, 2021
Assets
Investment in securities, at value (including securities loaned of $639,506) — See accompanying schedule: Unaffiliated issuers (cost $18,852,167)	$67,400,920
Fidelity Central Funds (cost $966,169)	966,173
Other affiliated issuers (cost $1,578,805)	2,100,069
Total Investment in Securities (cost $21,397,141)		$70,467,162
Restricted cash		100
Receivable for investments sold		140,612
Receivable for fund shares sold		33,982
Dividends receivable		21,463
Interest receivable		259
Distributions receivable from Fidelity Central Funds		227
Prepaid expenses		73
Other receivables		3,332
Total assets		70,667,210
Liabilities
Payable to custodian bank	$6,120
Payable for investments purchased	53,706
Unrealized depreciation on unfunded commitments	3,549
Payable for fund shares redeemed	19,700
Accrued management fee	39,848
Other affiliated payables	5,146
Other payables and accrued expenses	15,286
Collateral on securities loaned	684,625
Total liabilities		827,980
Net Assets		$69,839,230
Net Assets consist of:
Paid in capital		$14,508,078
Total accumulated earnings (loss)		55,331,152
Net Assets		$69,839,230
Net Asset Value and Maximum Offering Price
Growth Company:
Net Asset Value, offering price and redemption price per share ($53,845,109 ÷ 1,289,671 shares)		$41.75
Class K:
Net Asset Value, offering price and redemption price per share ($15,994,121 ÷ 381,856 shares)		$41.89

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended November 30, 2021
Investment Income
Dividends		$227,935
Special dividends (including $31,949 earned from other affiliated issuers)		31,949
Interest		204
Income from Fidelity Central Funds (including $3,752 from security lending)		3,833
Total income		263,921
Expenses
Management fee
Basic fee	$341,355
Performance adjustment	97,564
Transfer agent fees	58,599
Accounting fees	2,660
Custodian fees and expenses	827
Independent trustees' fees and expenses	241
Registration fees	309
Audit	159
Legal	74
Interest	18
Miscellaneous	277
Total expenses before reductions	502,083
Expense reductions	(1,030)
Total expenses after reductions		501,053
Net investment income (loss)		(237,132)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $31)	12,319,851
Fidelity Central Funds	1
Other affiliated issuers	157,435
Foreign currency transactions	(479)
Futures contracts	531
Total net realized gain (loss)		12,477,339
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $8,786)	5,259,407
Affiliated issuers	385,688
Unfunded commitments	(3,549)
Assets and liabilities in foreign currencies	(268)
Total change in net unrealized appreciation (depreciation)		5,641,278
Net gain (loss)		18,118,617
Net increase (decrease) in net assets resulting from operations		$17,881,485

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2021	Year ended November 30, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(237,132)	$(187,229)
Net realized gain (loss)	12,477,339	7,974,239
Change in net unrealized appreciation (depreciation)	5,641,278	17,941,115
Net increase (decrease) in net assets resulting from operations	17,881,485	25,728,125
Distributions to shareholders	(5,205,937)	(1,648,937)
Share transactions - net increase (decrease)	(4,817,747)	(5,730,222)
Total increase (decrease) in net assets	7,857,801	18,348,966
Net Assets
Beginning of period	61,981,429	43,632,463
End of period	$69,839,230	$61,981,429

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Growth Company Fund

Years ended November 30,	2021	2020	2019	2018 A	2017 A
Selected Per–Share Data
Net asset value, beginning of period	$34.49	$21.54	$18.79	$18.53	$14.28
Income from Investment Operations
Net investment income (loss)B	(.14)C	(.10)	(.04)	(.01)D	(.01)
Net realized and unrealized gain (loss)	10.31	13.87	3.81	1.12	5.08
Total from investment operations	10.17	13.77	3.77	1.11	5.07
Distributions from net investment income	–	–	–	–	(.01)
Distributions from net realized gain	(2.91)	(.82)	(1.02)	(.85)	(.81)
Total distributions	(2.91)	(.82)	(1.02)	(.85)	(.82)
Net asset value, end of period	$41.75	$34.49	$21.54	$18.79	$18.53
Total ReturnE	31.76%	66.23%	22.05%	6.19%	37.34%
Ratios to Average Net AssetsF,G
Expenses before reductions	.79%	.83%	.83%	.85%	.85%
Expenses net of fee waivers, if any	.79%	.83%	.83%	.85%	.85%
Expenses net of all reductions	.79%	.83%	.83%	.85%	.85%
Net investment income (loss)	(.38)%C	(.41)%	(.20)%	(.07)%D	(.04)%
Supplemental Data
Net assets, end of period (in millions)	$53,845	$43,533	$28,861	$25,615	$25,256
Portfolio turnover rateH,I	16%	18%	16%	18%	15%

 A Per share amounts have been adjusted to reflect the impact of the 10 for 1 share split that occurred on August 10, 2018.

 B Calculated based on average shares outstanding during the period.

 C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.02 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been (.43) %.

 D Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.03 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been (.19) %.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Portfolio turnover rate excludes securities received or delivered in-kind.

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Growth Company Fund Class K

Years ended November 30,	2021	2020	2019	2018 A	2017 A
Selected Per–Share Data
Net asset value, beginning of period	$34.57	$21.57	$18.80	$18.52	$14.27
Income from Investment Operations
Net investment income (loss)B	(.12)C	(.08)	(.02)	–D,E	.01
Net realized and unrealized gain (loss)	10.35	13.90	3.81	1.13	5.07
Total from investment operations	10.23	13.82	3.79	1.13	5.08
Distributions from net investment income	–	–	–	–E	(.02)
Distributions from net realized gain	(2.91)	(.82)	(1.02)	(.85)	(.81)
Total distributions	(2.91)	(.82)	(1.02)	(.85)	(.83)
Net asset value, end of period	$41.89	$34.57	$21.57	$18.80	$18.52
Total ReturnF	31.87%	66.37%	22.15%	6.28%	37.47%
Ratios to Average Net AssetsG,H
Expenses before reductions	.73%	.75%	.75%	.76%	.75%
Expenses net of fee waivers, if any	.72%	.75%	.75%	.76%	.75%
Expenses net of all reductions	.72%	.75%	.75%	.76%	.75%
Net investment income (loss)	(.32)%C	(.33)%	(.12)%	.02%D	.06%
Supplemental Data
Net assets, end of period (in millions)	$15,994	$18,449	$14,772	$15,468	$16,416
Portfolio turnover rateI,J	16%	18%	16%	18%	15%

 A Per share amounts have been adjusted to reflect the impact of the 10 for 1 share split that occurred on August 10, 2018.

 B Calculated based on average shares outstanding during the period.

 C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.02 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been (.37) %.

 D Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.03 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been (.11) %.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

 J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended November 30, 2021
(Amounts in thousands except percentages)

1. Organization.

Fidelity Growth Company Fund (the Fund) is a fund of Fidelity Mt. Vernon Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Growth Company and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security's underlying assets and liabilities.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds and preferred securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in Input(a)
Equities	$1,667,212	Market comparable	Discount rate	40.0% - 75.0% / 46.9%	Decrease
			Premium rate	25.0% - 84.8% / 42.3%	Increase
			Discount for lack of marketability	10.0% - 15.0% / 13.1%	Decrease
			Enterprise Value/EBITDA multiple (EV/EBITDA)	11.0 - 17.5 / 12.7	Increase
			Enterprise value/Sales multiple (EV/S)	1.5 - 19.7 / 10.6	Increase
			Price/Earnings multiple (P/E)	8.1	Increase
			Enterprise Value/Gross Profit multiple (EV/GP)	15.2	Increase
			Liquidity preference	$194.79 - $218.56 / $206.61	Increase
		Recovery value	Recovery value	0.0%	Increase
		Market approach	Transaction price	$1.02 - $850.58 / $261.93	Increase
			Discount rate	18.8%	Decrease
			Premium rate	11.8% - 38.0% / 24.3%	Increase
			Discount for lack of marketability	10.0% - 15.0% / 14.9%	Decrease
		Discounted cash flow	Discount rate	10.1% - 25.0% / 11.1%	Decrease
			Growth rate	3.5% - 5.0% / 3.5%	Increase
		Recovery value	Recovery value	1.9% - 4.6% / 3.4%	Increase
Corporate Bonds	$12,930	Market approach	Transaction price	$100.00	Increase
Preferred Securities	$41,623	Recovery value	Recovery value	127.2%	Increase
		Market approach	Transaction price	$100.00	Increase

 (a) Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of November 30, 2021, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Fidelity Growth Company Fund	$3,148

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of November 30, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, passive foreign investment companies (PFIC), redemptions in-kind, net operating losses, partnerships, deferred Trustees compensation and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$51,030,922
Gross unrealized depreciation	(2,116,579)
Net unrealized appreciation (depreciation)	$48,914,343
Tax Cost	$21,549,270

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$6,430,861
Net unrealized appreciation (depreciation) on securities and other investments	$48,914,298

The tax character of distributions paid was as follows:

	November 30, 2021	November 30, 2020
Long-term Capital Gains	$5,205,937	$ 1,648,937

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

Special Purpose Acquisition Companies. Funds may invest in stock, warrants, and other securities of special purpose acquisition companies (SPACs) or similar special purpose entities. A SPAC is a publicly traded company that raises investment capital via an initial public offering (IPO) for the purpose of acquiring the equity securities of one or more existing companies via merger, business combination, acquisition or other similar transactions within a designated time frame.

Private Investment in Public Equity. Funds may acquire equity securities of an issuer through a private investment in a public equity (PIPE) transaction, including through commitments to purchase securities on a when-issued basis. A PIPE typically involves the purchase of securities directly from a publicly traded company in a private placement transaction. Securities purchased through PIPE transactions will be restricted from trading and considered illiquid until a resale registration statement for the shares is filed and declared effective.

At period end, the Fund had commitments to purchase when-issued securities through PIPE transactions with SPACs. The commitments are contingent upon the SPACs acquiring the securities of target companies. Unrealized appreciation (depreciation) on these commitments is separately presented in the Statements of Assets and Liabilities as Unrealized appreciation (depreciation) on unfunded commitments, and in the Statement of Operations as Change in unrealized appreciation (depreciation) on unfunded commitments.

Consolidated Subsidiary. The Funds included in the table below hold certain investments through a wholly-owned subsidiary ("Subsidiary"), which may be subject to federal and state taxes upon disposition.

As of period end, investments in Subsidiaries were as follows:

	$ Amount	% of Net Assets
Fidelity Growth Company Fund	315,634.45

The financial statements have been consolidated to include the Subsidiary accounts where applicable. Accordingly, all inter-company transactions and balances have been eliminated.

At period end, any estimated tax liability for these investments is presented as "Deferred taxes" in the Statement of Assets and Liabilities and included in "Change in net unrealized appreciation (depreciation) on investment securities" in the Statement of Operations. The tax liability incurred may differ materially depending on conditions when these investments are disposed. Any cash held by a Subsidiary is restricted as to its use and is presented as "Restricted cash" in the Statement of Assets and Liabilities, if applicable.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Growth Company Fund	10,274,528	15,295,153

Unaffiliated Redemptions In-Kind. Shares that were redeemed in-kind for investments, including accrued interest and cash, if any, are shown in the table below. The net realized gain or loss on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Total net realized gain or loss ($)	Total Proceeds ($)	Participating classes
Fidelity Growth Company Fund	156,803	4,317,662	5,548,868	Growth Company and Class K

Prior Fiscal Year Unaffiliated Redemptions In-Kind. Shares that were redeemed in-kind for investments, including accrued interest and cash, if any, are shown in the table below; along with realized gain or loss on investments delivered through in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Total net realized gain or loss ($)	Total Proceeds ($)	Participating classes
Fidelity Growth Company Fund	112,156	2,099,949	2,738,777	Growth Company and Class K

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Growth Company as compared to its benchmark index, the Russell 3000 Growth Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .68% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class K. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Growth Company	$51,520.11
Class K	7,079.04
	$58,599

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Growth Company Fund	–(a)

 (a) Amount represents less than .005%.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Growth Company Fund	$242

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Growth Company Fund	Borrower	$50,586.33%		$17

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Growth Company Fund	945,201	1,127,544	415,020

Other. During the period, the investment adviser reimbursed the Fund for certain losses as follows:

Amount ($)
Fidelity Growth Company Fund	42

7. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Growth Company Fund	$115

8. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Growth Company Fund	$390	$89	$77

9. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Any open loans, including accrued interest, at period end are presented under the caption "Notes payable" in the Statement of Assets and Liabilities, if applicable. Activity in this program during the period for which loans were outstanding was as follows:

	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Growth Company Fund	$35,670.59%		$1

10. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $2.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $1,028.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended November 30, 2021	Year ended November 30, 2020
Fidelity Growth Company Fund
Distributions to shareholders
Growth Company	$3,659,612	$1,096,909
Class K	1,546,325	552,028
Total	$5,205,937	$1,648,937

12. Share Transactions.

Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended November 30, 2021	Year ended November 30, 2020	Year ended November 30, 2021	Year ended November 30, 2020
Fidelity Growth Company Fund
Growth Company
Shares sold	130,556	143,233	$4,765,673	$3,580,444
Reinvestment of distributions	101,682	46,565	3,344,306	1,001,606
Shares redeemed	(204,725)	(267,601)	(7,392,548)	(6,549,853)
Net increase (decrease)	27,513	(77,803)	$717,431	$(1,967,803)
Class K
Shares sold	75,170	159,559	$2,721,138	$3,999,040
Reinvestment of distributions	46,864	25,606	1,545,583	551,818
Shares redeemed	(273,816)	(336,337)	(9,801,899)	(8,313,277)
Net increase (decrease)	(151,782)	(151,172)	$(5,535,178)	$(3,762,419)

13. Other.

A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, the following mutual funds managed by the investment adviser or its affiliates were the owners of record of 10% or more of the total outstanding shares.

Strategic Advisers Fidelity U.S. Total Stock Fund
Fidelity Growth Company Fund	11%

14. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Mt. Vernon Street Trust and Shareholders of Fidelity Growth Company Fund

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Growth Company Fund (the "Fund"), a fund of Fidelity Mt. Vernon St. Trust, including the schedule of investments, as of November 30, 2021, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of November 30, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2021, by correspondence with the custodian, issuers of privately offered securities, and brokers; when replies were not received from issuers of privately offered securities and brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

January 13, 2022

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 314 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bettina Doulton (1964)

Year of Election or Appointment: 2020

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Thomas P. Bostick (1956)

Year of Election or Appointment: 2021

Trustee

Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and Managing Partner, Sustainability, of Ridge-Lane Limited Partners (strategic advisory and venture development, 2016-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of NYC Leadership Academy (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Oscar Munoz (1959)

Year of Election or Appointment: 2021

Trustee

Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Investment Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2021 to November 30, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value June 1, 2021	Ending Account Value November 30, 2021	Expenses Paid During Period-B June 1, 2021 to November 30, 2021
Fidelity Growth Company Fund
Growth Company	.78%
Actual		$1,000.00	$1,178.70	$4.26
Hypothetical-C		$1,000.00	$1,021.16	$3.95
Class K	.72%
Actual		$1,000.00	$1,179.30	$3.93
Hypothetical-C		$1,000.00	$1,021.46	$3.65

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Growth Company Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Fidelity Growth Company Fund
Growth Company	12/29/21	12/28/21	$3.890
Class K	12/29/21	12/28/21	$3.890

The fund hereby designates as a capital gain dividend with respect to the taxable year ended November 30, 2021, $7,058,685,077, or, if subsequently determined to be different, the net capital gain of such year.

The fund will notify shareholders in January 2022 of amounts for use in preparing 2021 income tax returns.

GCF-ANN-0122
1.539089.124

Fidelity® New Millennium Fund®

Annual Report

November 30, 2021

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2022 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended November 30, 2021	Past 1 year	Past 5 years	Past 10 years
Fidelity® New Millennium Fund®	23.56%	12.24%	12.78%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® New Millennium Fund® on November 30, 2011.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$33,283	Fidelity® New Millennium Fund®
$44,726	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 27.92% for the 12 months ending November 30, 2021, with U.S. equities rising on the prospect of a surge in economic growth amid strong corporate earnings, widespread COVID-19 vaccination, fiscal stimulus and fresh spending programs. After the index closed 2020 at an all-time high, investors were hopeful as the new year began. The rollout of three COVID-19 vaccines was underway, the U.S. Federal Reserve pledged to hold interest rates near zero until the economy recovered, and the federal government planned to deploy trillions of dollars to boost consumers and the economy. A flattish May reflected concerns about inflation and jobs, but the rally resumed through August amid strong earnings. In early September, sentiment turned broadly negative due to a host of factors. These included inflationary pressure from surging energy/other commodity prices, rising bond yields, supply constraints and disruption, valuation concerns, and the fast-spreading delta variant of the coronavirus. In addition, the Fed signaled it could soon begin to taper the bond purchases it has made since the onset of the pandemic. The index returned -4.65% in September, its first monthly decline since January, but sharply reversed course with a 7.01% gain in October, driven by strength in earnings and notable improvement in the economy. By sector, energy gained about 57% to lead by a wide margin, followed by financials (+39%), whereas the defensive utilities (+8%) and consumer staples (+9%) groups notably lagged.

Comments from Portfolio Manager John Roth:  For the fiscal year ending November 30, 2021, the fund gained 23.56%, underperforming the 27.92% result of the benchmark, the S&P 500® index. By sector, stock selection and an underweighting in information technology detracted the most versus the benchmark for the 12 months. Picks in the health care sector, especially within the health care equipment & services industry, also hampered the fund's relative result, as did selections in communication services. Not owning several strong-performing technology stocks hurt the fund’s relative return meaningfully, including software provider Microsoft (+56%), graphics chipmaker Nvidia (+144%), and computer hardware and personal electronics company Apple (+40%). Avoiding media & entertainment company Alphabet (+62%), the parent company of Google, hurt as well. In contrast, overweighting the energy sector, underweighting consumer staples, and stock picks and an overweighting in the financials sector bolstered the fund's relative performance. Among individual stocks, overweighting Wells Fargo (+77%) added more value than any other fund position. We reduced the fund’s stake in Wells Fargo by period end. It also helped to avoid Amazon.com (+11%) and own a non-benchmark stake in Korea-based e-commerce company Coupang. Notable changes in fund positioning included increased exposure to the energy sector and a lower allocation to information technology.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of November 30, 2021

% of fund's net assets
General Electric Co.	4.1
Wells Fargo & Co.	3.7
Exxon Mobil Corp.	2.4
Bank of America Corp.	2.3
Comcast Corp. Class A	2.1
Bristol-Myers Squibb Co.	2.0
American International Group, Inc.	1.9
PNC Financial Services Group, Inc.	1.7
Eli Lilly & Co.	1.6
UnitedHealth Group, Inc.	1.6
23.4

Top Five Market Sectors as of November 30, 2021

% of fund's net assets
Financials	19.5
Health Care	15.9
Industrials	13.9
Consumer Discretionary	12.5
Energy	10.9

Asset Allocation (% of fund's net assets)

As of November 30, 2021*
Stocks	97.7%
Convertible Securities	1.6%
Other Investments	0.1%
Short-Term Investments and Net Other Assets (Liabilities)	0.6%

 * Foreign investments - 16.1%

Schedule of Investments November 30, 2021

Showing Percentage of Net Assets

Common Stocks - 97.0%
	Shares	Value (000s)
COMMUNICATION SERVICES - 5.5%
Diversified Telecommunication Services - 1.1%
Verizon Communications, Inc.	595,000	$29,911
Entertainment - 0.8%
Endeavor Group Holdings, Inc. (a)	394,518	11,094
Endeavor Group Holdings, Inc. Class A (b)	365,299	10,272
		21,366
Media - 3.6%
Comcast Corp. Class A	1,085,900	54,273
Interpublic Group of Companies, Inc.	652,900	21,670
Omnicom Group, Inc.	257,200	17,312
		93,255

TOTAL COMMUNICATION SERVICES		144,532

CONSUMER DISCRETIONARY - 11.2%
Auto Components - 0.3%
Faurecia SA	18,368	790
Magna International, Inc. Class A (c)	99,400	7,479
		8,269
Automobiles - 1.7%
Aston Martin Lagonda Global Holdings PLC (a)(d)	487,479	9,605
General Motors Co. (d)	379,800	21,979
Stellantis NV (c)	721,600	12,361
		43,945
Hotels, Restaurants & Leisure - 1.4%
Booking Holdings, Inc. (d)	7,700	16,184
Churchill Downs, Inc.	56,800	12,736
Elior SA (a)(d)	899,800	5,786
Sweetgreen, Inc.	87,300	3,000
		37,706
Household Durables - 1.8%
D.R. Horton, Inc.	178,100	17,400
Mohawk Industries, Inc. (d)	76,200	12,792
NVR, Inc. (d)	3,010	15,728
		45,920
Internet & Direct Marketing Retail - 1.3%
Coupang, Inc. Class A	736,906	19,528
eBay, Inc.	138,300	9,330
Farfetch Ltd. Class A (d)	152,100	5,234
		34,092
Leisure Products - 0.2%
Peloton Interactive, Inc. Class A (d)	131,516	5,787
Specialty Retail - 1.8%
AutoZone, Inc. (d)	9,500	17,262
Best Buy Co., Inc.	109,900	11,744
Industria de Diseno Textil SA	355,800	11,242
National Vision Holdings, Inc. (c)(d)	124,300	5,971
Vroom, Inc. (c)(d)	137,300	1,899
		48,118
Textiles, Apparel & Luxury Goods - 2.7%
Allbirds, Inc. Class B	117,222	2,030
Brunello Cucinelli SpA (d)	545,800	34,602
PVH Corp.	111,800	11,938
Ralph Lauren Corp.	64,300	7,461
Tapestry, Inc.	346,300	13,894
		69,925

TOTAL CONSUMER DISCRETIONARY		293,762

CONSUMER STAPLES - 4.0%
Beverages - 1.7%
Diageo PLC sponsored ADR	69,400	14,100
Molson Coors Beverage Co. Class B	154,800	6,879
The Coca-Cola Co.	445,500	23,366
		44,345
Food & Staples Retailing - 1.3%
BJ's Wholesale Club Holdings, Inc. (d)	237,400	15,704
Kroger Co.	460,200	19,112
		34,816
Food Products - 0.3%
Greencore Group PLC (d)	5,092,161	8,465
Tobacco - 0.7%
Altria Group, Inc.	418,700	17,853

TOTAL CONSUMER STAPLES		105,479

ENERGY - 10.8%
Energy Equipment & Services - 1.0%
Noble Corp. (a)	1,332	31
Oceaneering International, Inc. (d)	504,852	5,397
Odfjell Drilling Ltd. (d)	3,848,024	7,488
Schlumberger Ltd.	414,000	11,874
Technip Energies NV ADR	58,160	785
TechnipFMC PLC (d)	291,100	1,651
		27,226
Oil, Gas & Consumable Fuels - 9.8%
Canadian Natural Resources Ltd.	668,700	27,346
Cheniere Energy, Inc.	349,300	36,610
Energy Transfer LP	699,300	5,888
EQT Corp. (d)	1,481,600	28,787
Exxon Mobil Corp.	1,063,000	63,610
Golar LNG Ltd. (d)	762,800	9,001
Harbour Energy PLC (d)	549,211	2,872
Hess Corp.	524,400	39,078
Range Resources Corp. (d)	476,200	9,314
The Williams Companies, Inc.	918,897	24,617
Valero Energy Corp.	159,300	10,664
		257,787

TOTAL ENERGY		285,013

FINANCIALS - 19.5%
Banks - 8.6%
Bank of America Corp.	1,360,400	60,497
Comerica, Inc.	163,400	13,485
HDFC Bank Ltd. sponsored ADR	144,800	9,480
PNC Financial Services Group, Inc.	228,400	44,995
Wells Fargo & Co.	2,044,200	97,672
		226,129
Capital Markets - 3.2%
Goldman Sachs Group, Inc.	79,700	30,365
Morgan Stanley	301,700	28,607
Sixth Street Specialty Lending, Inc.	1,036,004	24,709
		83,681
Diversified Financial Services - 0.5%
Equitable Holdings, Inc.	230,108	7,239
WeWork, Inc. (d)	673,800	5,855
		13,094
Insurance - 5.7%
American International Group, Inc.	948,200	49,875
Arch Capital Group Ltd. (d)	587,100	23,707
Chubb Ltd.	191,709	34,406
First American Financial Corp.	125,500	9,310
Hiscox Ltd.	639,207	7,042
MetLife, Inc.	344,100	20,185
RenaissanceRe Holdings Ltd.	33,000	5,086
		149,611
Thrifts & Mortgage Finance - 1.5%
Housing Development Finance Corp. Ltd.	314,768	11,204
Radian Group, Inc.	1,418,923	28,903
		40,107

TOTAL FINANCIALS		512,622

HEALTH CARE - 15.5%
Biotechnology - 0.7%
Amgen, Inc.	91,200	18,138
Health Care Equipment & Supplies - 2.8%
Becton, Dickinson & Co.	87,500	20,750
Boston Scientific Corp. (d)	581,200	22,126
Butterfly Network, Inc. (b)	557,178	3,928
Butterfly Network, Inc. Class A (c)(d)	2,238,748	15,783
Hologic, Inc. (d)	162,700	12,159
		74,746
Health Care Providers & Services - 4.0%
Centene Corp. (d)	283,900	20,273
Cigna Corp.	100,900	19,363
Guardant Health, Inc. (d)	73,400	7,716
Oak Street Health, Inc. (c)(d)	256,733	7,946
UnitedHealth Group, Inc.	93,600	41,579
Universal Health Services, Inc. Class B	69,300	8,228
		105,105
Life Sciences Tools & Services - 2.4%
Bruker Corp.	339,022	27,457
Danaher Corp.	107,500	34,576
		62,033
Pharmaceuticals - 5.6%
Bristol-Myers Squibb Co.	983,400	52,740
Eli Lilly & Co.	170,100	42,192
Roche Holding AG (participation certificate)	56,430	22,031
Sanofi SA	127,600	12,130
UCB SA	64,200	7,000
Viatris, Inc.	1,014,400	12,487
		148,580

TOTAL HEALTH CARE		408,602

INDUSTRIALS - 13.7%
Aerospace & Defense - 4.2%
BWX Technologies, Inc.	208,500	9,945
General Dynamics Corp.	123,900	23,413
Huntington Ingalls Industries, Inc.	115,700	20,538
Northrop Grumman Corp.	69,000	24,067
Space Exploration Technologies Corp.:
Class A (b)(d)(e)	58,589	32,810
Class C (b)(d)(e)	818	458
		111,231
Air Freight & Logistics - 0.4%
GXO Logistics, Inc.	104,800	10,066
Building Products - 0.7%
Fortune Brands Home & Security, Inc.	129,400	13,009
Jeld-Wen Holding, Inc. (d)	254,700	6,171
		19,180
Commercial Services & Supplies - 0.3%
Stericycle, Inc. (d)	149,600	8,452
Construction & Engineering - 0.6%
AECOM (d)	122,500	8,445
Argan, Inc.	164,600	6,469
		14,914
Electrical Equipment - 0.5%
Sensata Technologies, Inc. PLC (d)	225,100	12,538
Industrial Conglomerates - 4.4%
General Electric Co.	1,121,512	106,538
Melrose Industries PLC	4,200,145	8,100
		114,638
Machinery - 0.7%
Donaldson Co., Inc.	121,700	6,868
Pentair PLC	143,200	10,552
		17,420
Marine - 0.3%
Goodbulk Ltd. (d)(e)	959,290	7,955
Professional Services - 0.5%
Leidos Holdings, Inc.	95,700	8,413
Science Applications International Corp.	72,000	6,040
		14,453
Road & Rail - 1.1%
Hertz Global Holdings, Inc. (c)	38,600	933
Knight-Swift Transportation Holdings, Inc. Class A	346,986	19,865
XPO Logistics, Inc. (d)	104,800	7,592
		28,390

TOTAL INDUSTRIALS		359,237

INFORMATION TECHNOLOGY - 6.9%
Communications Equipment - 1.9%
Cisco Systems, Inc.	704,200	38,618
Ericsson (B Shares)	1,218,200	12,246
		50,864
Electronic Equipment & Components - 0.9%
Keysight Technologies, Inc. (d)	115,900	22,540
IT Services - 2.5%
Akamai Technologies, Inc. (d)	126,700	14,279
Euronet Worldwide, Inc. (d)	58,700	5,950
Fidelity National Information Services, Inc.	118,700	12,404
Fiserv, Inc. (d)	1	0
Global Payments, Inc.	48,300	5,750
Visa, Inc. Class A	144,100	27,922
		66,305
Semiconductors & Semiconductor Equipment - 1.6%
Analog Devices, Inc.	89,200	16,078
Intel Corp.	501,100	24,654
		40,732

TOTAL INFORMATION TECHNOLOGY		180,441

MATERIALS - 4.5%
Chemicals - 1.5%
LG Chemical Ltd.	21,200	12,435
Nutrien Ltd.	162,020	10,740
Olin Corp.	312,900	17,006
		40,181
Containers & Packaging - 1.0%
Avery Dennison Corp.	56,300	11,545
O-I Glass, Inc. (d)	1,262,000	13,970
		25,515
Metals & Mining - 2.0%
Franco-Nevada Corp.	133,400	18,293
Freeport-McMoRan, Inc.	462,300	17,142
Newcrest Mining Ltd.	407,095	6,854
Novagold Resources, Inc. (d)	1,424,280	9,655
		51,944

TOTAL MATERIALS		117,640

REAL ESTATE - 2.7%
Equity Real Estate Investment Trusts (REITs) - 2.7%
Cousins Properties, Inc.	186,288	7,034
Gaming & Leisure Properties	274,683	12,394
Healthcare Trust of America, Inc.	235,700	8,004
Orion Office (REIT), Inc.	10,680	190
Realty Income Corp.	106,807	7,254
Simon Property Group, Inc.	77,900	11,906
Spirit Realty Capital, Inc.	272,460	12,141
VICI Properties, Inc. (c)	466,700	12,694
		71,617
UTILITIES - 2.7%
Electric Utilities - 1.9%
Duke Energy Corp.	247,900	24,049
FirstEnergy Corp.	226,100	8,515
Southern Co.	276,000	16,864
		49,428
Independent Power and Renewable Electricity Producers - 0.8%
The AES Corp.	445,100	10,406
Vistra Corp.	546,000	10,854
		21,260

TOTAL UTILITIES		70,688

TOTAL COMMON STOCKS
(Cost $1,887,142)		2,549,633

Preferred Stocks - 2.3%
Convertible Preferred Stocks - 1.6%
CONSUMER DISCRETIONARY - 0.6%
Textiles, Apparel & Luxury Goods - 0.6%
Bolt Threads, Inc.:
Series D (b)(d)(e)	390,327	7,395
Series E (b)(e)	522,488	9,899
		17,294
CONSUMER STAPLES - 0.4%
Food Products - 0.4%
Bowery Farming, Inc. Series C1 (b)(e)	161,754	9,746
HEALTH CARE - 0.4%
Biotechnology - 0.4%
National Resilience, Inc. Series B (b)(e)	243,347	10,807
INDUSTRIALS - 0.2%
Aerospace & Defense - 0.2%
Space Exploration Technologies Corp. Series H (b)(d)(e)	7,570	4,239

TOTAL CONVERTIBLE PREFERRED STOCKS		42,086

Nonconvertible Preferred Stocks - 0.7%
CONSUMER DISCRETIONARY - 0.7%
Automobiles - 0.7%
Porsche Automobil Holding SE (Germany)	229,100	19,220
TOTAL PREFERRED STOCKS
(Cost $47,546)		61,306

Other - 0.1%
ENERGY - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
Utica Shale Drilling Program (non-operating revenue interest) (b)(e)(f)
(Cost $8,368)	8,367,654	2,708

Money Market Funds - 2.3%
Fidelity Cash Central Fund 0.06% (g)	22,999,196	23,004
Fidelity Securities Lending Cash Central Fund 0.07% (g)(h)	36,763,736	36,767
TOTAL MONEY MARKET FUNDS
(Cost $59,771)		59,771
TOTAL INVESTMENT IN SECURITIES - 101.7%
(Cost $2,002,827)		2,673,418
NET OTHER ASSETS (LIABILITIES) - (1.7)%		(43,662)
NET ASSETS - 100%		$2,629,756

Values shown as $0 in the Schedule of Investments may reflect amounts less than $500.

Legend

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $26,516,000 or 1.0% of net assets.

 (b) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $92,262,000 or 3.5% of net assets.

 (c) Security or a portion of the security is on loan at period end.

 (d) Non-income producing

 (e) Level 3 security

 (f) Investment is owned by a wholly-owned subsidiary (Subsidiary) that is treated as a corporation for U.S. tax purposes.

 (g) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (h) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost (000s)
Bolt Threads, Inc. Series D	12/13/17	$6,261
Bolt Threads, Inc. Series E	2/7/20 - 9/2/21	$9,224
Bowery Farming, Inc. Series C1	5/18/21	$9,746
Butterfly Network, Inc.	2/12/21	$5,572
Endeavor Group Holdings, Inc. Class A	3/29/21	$8,767
National Resilience, Inc. Series B	12/1/20	$3,324
Space Exploration Technologies Corp. Class A	4/8/16 - 9/11/17	$5,980
Space Exploration Technologies Corp. Class C	9/11/17	$110
Space Exploration Technologies Corp. Series H	8/4/17	$1,022
Utica Shale Drilling Program (non-operating revenue interest)	10/5/16 - 9/1/17	$8,368

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.06%	$3,325	$404,483	$384,793	$22	$(10)	$(1)	$23,004	0.0%
Fidelity Securities Lending Cash Central Fund 0.07%	26,752	439,611	429,596	310	--	--	36,767	0.1%
Total	$30,077	$844,094	$814,389	$332	$(10)	$(1)	$59,771

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of November 30, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Communication Services	$144,532	$144,532	$--	$--
Consumer Discretionary	330,276	288,732	24,250	17,294
Consumer Staples	115,225	105,479	--	9,746
Energy	285,013	285,013	--	--
Financials	512,622	512,622	--	--
Health Care	419,409	374,441	34,161	10,807
Industrials	363,476	318,014	--	45,462
Information Technology	180,441	168,195	12,246	--
Materials	117,640	117,640	--	--
Real Estate	71,617	71,617	--	--
Utilities	70,688	70,688	--	--
Other	2,708	--	--	2,708
Money Market Funds	59,771	59,771	--	--
Total Investments in Securities:	$2,673,418	$2,516,744	$70,657	$86,017

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

(Amounts in thousands)
Investments in Securities:
Equities - Industrials
Beginning Balance	$29,574
Net Realized Gain (Loss) on Investment Securities	--
Net Unrealized Gain (Loss) on Investment Securities	15,888
Cost of Purchases	--
Proceeds of Sales	--
Amortization/Accretion	--
Transfers into Level 3	--
Transfers out of Level 3	--
Ending Balance	$ 45,462
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at November 30, 2021	$ 15,888
Other Investments in Securities
Beginning Balance	$29,812
Net Realized Gain (Loss) on Investment Securities	46
Net Unrealized Gain (Loss) on Investment Securities	9,412
Cost of Purchases	19,379
Proceeds of Sales	(4,078)
Amortization/Accretion	--
Transfers into Level 3	--
Transfers out of Level 3	(14,016)
Ending Balance	$ 40,555
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at November 30, 2021	$9,416

The information used in the above reconciliations represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Cost of purchases and proceeds of sales may include securities received and/or delivered through in-kind transactions. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliations are included in Net Gain (Loss) on the Fund's Statement of Operations.

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	83.9%
Canada	2.8%
Bermuda	2.4%
Switzerland	2.1%
United Kingdom	1.9%
Italy	1.3%
Others (Individually Less Than 1%)	5.6%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)		November 30, 2021
Assets
Investment in securities, at value (including securities loaned of $34,980) — See accompanying schedule: Unaffiliated issuers (cost $1,943,056)	$2,613,647
Fidelity Central Funds (cost $59,771)	59,771
Total Investment in Securities (cost $2,002,827)		$2,673,418
Restricted cash		39
Receivable for fund shares sold		596
Dividends receivable		4,676
Distributions receivable from Fidelity Central Funds		26
Prepaid expenses		3
Other receivables		43
Total assets		2,678,801
Liabilities
Payable for investments purchased	$10,190
Payable for fund shares redeemed	889
Accrued management fee	768
Other affiliated payables	361
Other payables and accrued expenses	79
Collateral on securities loaned	36,758
Total liabilities		49,045
Net Assets		$2,629,756
Net Assets consist of:
Paid in capital		$1,760,613
Total accumulated earnings (loss)		869,143
Net Assets		$2,629,756
Net Asset Value, offering price and redemption price per share ($2,629,756 ÷ 61,239 shares)		$42.94

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended November 30, 2021
Investment Income
Dividends		$52,054
Income from Fidelity Central Funds (including $310 from security lending)		332
Total income		52,386
Expenses
Management fee
Basic fee	$14,120
Performance adjustment	(5,545)
Transfer agent fees	3,482
Accounting fees	796
Custodian fees and expenses	46
Independent trustees' fees and expenses	10
Registration fees	62
Audit	88
Legal	7
Interest	1
Miscellaneous	13
Total expenses before reductions	13,080
Expense reductions	(43)
Total expenses after reductions		13,037
Net investment income (loss)		39,349
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	178,269
Fidelity Central Funds	(10)
Foreign currency transactions	31
Total net realized gain (loss)		178,290
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	318,319
Fidelity Central Funds	(1)
Assets and liabilities in foreign currencies	(13)
Total change in net unrealized appreciation (depreciation)		318,305
Net gain (loss)		496,595
Net increase (decrease) in net assets resulting from operations		$535,944

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2021	Year ended November 30, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$39,349	$38,292
Net realized gain (loss)	178,290	182,154
Change in net unrealized appreciation (depreciation)	318,305	(239,605)
Net increase (decrease) in net assets resulting from operations	535,944	(19,159)
Distributions to shareholders	(190,997)	(127,086)
Share transactions
Proceeds from sales of shares	265,604	68,685
Reinvestment of distributions	181,627	120,699
Cost of shares redeemed	(493,222)	(703,298)
Net increase (decrease) in net assets resulting from share transactions	(45,991)	(513,914)
Total increase (decrease) in net assets	298,956	(660,159)
Net Assets
Beginning of period	2,330,800	2,990,959
End of period	$2,629,756	$2,330,800
Other Information
Shares
Sold	6,486	2,085
Issued in reinvestment of distributions	5,013	3,211
Redeemed	(11,970)	(21,417)
Net increase (decrease)	(471)	(16,121)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity New Millennium Fund

Years ended November 30,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$37.77	$38.43	$40.52	$42.70	$37.56
Income from Investment Operations
Net investment income (loss)A	.62	.54	.62	.43	.38
Net realized and unrealized gain (loss)	7.70	.45B	3.11	.87	7.01
Total from investment operations	8.32	.99	3.73	1.30	7.39
Distributions from net investment income	(.58)	(.36)	(.39)	(.36)	(.43)
Distributions from net realized gain	(2.56)	(1.29)	(5.43)	(3.12)	(1.82)
Total distributions	(3.15)C	(1.65)	(5.82)	(3.48)	(2.25)
Net asset value, end of period	$42.94	$37.77	$38.43	$40.52	$42.70
Total ReturnD	23.56%	2.60%	12.82%	3.19%	20.69%
Ratios to Average Net AssetsE,F
Expenses before reductions	.49%	.46%	.61%	.64%	.54%
Expenses net of fee waivers, if any	.48%	.46%	.61%	.64%	.54%
Expenses net of all reductions	.48%	.45%	.61%	.63%	.54%
Net investment income (loss)	1.46%	1.61%	1.72%	1.03%	.98%
Supplemental Data
Net assets, end of period (in millions)	$2,630	$2,331	$2,991	$3,206	$3,288
Portfolio turnover rateG	19%	22%	34%	37%	31%

 A Calculated based on average shares outstanding during the period.

 B The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

 C Total distributions per share do not sum due to rounding.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended November 30, 2021
(Amounts in thousands except percentages)

1. Organization.

Fidelity New Millennium Fund (the Fund) is a fund of Fidelity Mt. Vernon Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security's underlying assets and liabilities.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in Input(a)
Equities	$75,354	Market approach	Transaction price	$18.95 - $560.00 / $297.25	Increase
Other	$2,708	Discounted cash flow	Discount rate	14.7%	Decrease

 (a) Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of November 30, 2021, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Paid in Kind (PIK) income is recorded at the fair market value of the securities received. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of November 30, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$830,219
Gross unrealized depreciation	(168,120)
Net unrealized appreciation (depreciation)	$662,099
Tax Cost	$2,011,319

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$46,595
Undistributed long-term capital gain	$160,804
Net unrealized appreciation (depreciation) on securities and other investments	$661,743

The tax character of distributions paid was as follows:

	November 30, 2021	November 30, 2020
Ordinary Income	$35,395	$ 28,036
Long-term Capital Gains	155,602	99,050
Total	$190,997	$ 127,086

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

Consolidated Subsidiary. The Funds included in the table below hold certain investments through a wholly-owned subsidiary ("Subsidiary"), which may be subject to federal and state taxes upon disposition.

As of period end, investments in Subsidiaries were as follows:

	$ Amount	% of Net Assets
Fidelity New Millennium Fund	2,747.10

The financial statements have been consolidated to include the Subsidiary accounts where applicable. Accordingly, all inter-company transactions and balances have been eliminated.

At period end, any estimated tax liability for these investments is presented as "Deferred taxes" in the Statement of Assets and Liabilities and included in "Change in net unrealized appreciation (depreciation) on investment securities" in the Statement of Operations. The tax liability incurred may differ materially depending on conditions when these investments are disposed. Any cash held by a Subsidiary is restricted as to its use and is presented as "Restricted cash" in the Statement of Assets and Liabilities, if applicable.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity New Millennium Fund	488,190	697,541

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the Fund's relative investment performance as compared to its benchmark index, the S&P 500 Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .32% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .13% of average net assets.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity New Millennium Fund	.03

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity New Millennium Fund	$18

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity New Millennium Fund	Borrower	$6,338.33%		$1

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity New Millennium Fund	22,616	46,353	11,930

Other. During the period, the investment adviser reimbursed the Fund for certain losses as follows:

Amount ($)
Fidelity New Millennium Fund	433

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity New Millennium Fund	$5

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity New Millennium Fund	$13	$–*	$–

*Amount represents less than five hundred dollars.

8. Expense Reductions.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of operating expenses in the amount of $43.

9. Other.

A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

10. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Mt. Vernon Street Trust and Shareholders of Fidelity New Millennium Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity New Millennium Fund (one of the funds constituting Fidelity Mt. Vernon Street Trust, referred to hereafter as the “Fund”) as of November 30, 2021, the related statement of operations for the year ended November 30, 2021, the statement of changes in net assets for each of the two years in the period ended November 30, 2021, including the related notes, and the financial highlights for each of the five years in the period ended November 30, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended November 30, 2021 and the financial highlights for each of the five years in the period ended November 30, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2021 by correspondence with the custodian, issuers of privately offered securities and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

January 14, 2022

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 314 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bettina Doulton (1964)

Year of Election or Appointment: 2020

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Thomas P. Bostick (1956)

Year of Election or Appointment: 2021

Trustee

Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and Managing Partner, Sustainability, of Ridge-Lane Limited Partners (strategic advisory and venture development, 2016-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of NYC Leadership Academy (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Oscar Munoz (1959)

Year of Election or Appointment: 2021

Trustee

Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Investment Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2021 to November 30, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value June 1, 2021	Ending Account Value November 30, 2021	Expenses Paid During Period-B June 1, 2021 to November 30, 2021
Fidelity New Millennium Fund	.49%
Actual		$1,000.00	$960.80	$2.41
Hypothetical-C		$1,000.00	$1,022.61	$2.48

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity New Millennium Fund voted to pay on December 29, 2021, to shareholders of record at the opening of business on December 28, 2021, a distribution of $2.602 per share derived from capital gains realized from sales of portfolio securities and a dividend of $ 0.854 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended November 30, 2021, $168,700,591, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 99% of the dividend distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 100% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2022 of amounts for use in preparing 2021 income tax returns.

NMF-ANN-0122
1.539033.124

Fidelity® Growth Strategies Fund

Annual Report

November 30, 2021

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2022 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended November 30, 2021	Past 1 year	Past 5 years	Past 10 years
Fidelity® Growth Strategies Fund	25.31%	19.17%	15.75%
Class K	25.44%	19.31%	15.94%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Growth Strategies Fund, a class of the fund, on November 30, 2011.

The chart shows how the value of your investment would have changed, and also shows how the Russell Midcap® Growth Index performed over the same period.

Period Ending Values
$43,189	Fidelity® Growth Strategies Fund
$45,694	Russell Midcap® Growth Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 27.92% for the 12 months ending November 30, 2021, with U.S. equities rising on the prospect of a surge in economic growth amid strong corporate earnings, widespread COVID-19 vaccination, fiscal stimulus and fresh spending programs. After the index closed 2020 at an all-time high, investors were hopeful as the new year began. The rollout of three COVID-19 vaccines was underway, the U.S. Federal Reserve pledged to hold interest rates near zero until the economy recovered, and the federal government planned to deploy trillions of dollars to boost consumers and the economy. A flattish May reflected concerns about inflation and jobs, but the rally resumed through August amid strong earnings. In early September, sentiment turned broadly negative due to a host of factors. These included inflationary pressure from surging energy/other commodity prices, rising bond yields, supply constraints and disruption, valuation concerns, and the fast-spreading delta variant of the coronavirus. In addition, the Fed signaled it could soon begin to taper the bond purchases it has made since the onset of the pandemic. The index returned -4.65% in September, its first monthly decline since January, but sharply reversed course with a 7.01% gain in October, driven by strength in earnings and notable improvement in the economy. By sector, energy gained about 57% to lead by a wide margin, followed by financials (+39%), whereas the defensive utilities (+8%) and consumer staples (+9%) groups notably lagged.

Comments from Portfolio Manager Jean Park:  For the fiscal year ending November 30, 2021, the fund's share classes gained about 25%, outperforming the 17.72% result of the benchmark Russell Midcap® Growth Index. Versus the benchmark, security selection was the primary contributor, especially in the health care sector. Strong picks among information technology stocks – the software & services industry in particular – also helped. Further bolstering the portfolio's relative result were strong investment choices in consumer discretionary. The biggest individual relative contributor was an outsized stake in Fortinet (+169%), which was among our biggest holdings at the end of the period. Also helping performance was our overweighting in EPAM Systems, which gained 89% and was another of the fund's largest holdings. Avoiding Peloton Interactive, a benchmark component that returned -62%, aided relative performance as well. Conversely, the primary detractor from performance versus the benchmark was an overweighting in health care. An underweighting and security selection in real estate, along with an overweighting in consumer staples, further weighed on relative performance this past year. On an individual basis, not owning Cloudflare, a benchmark component that gained about 151%, was the biggest relative detractor. Avoiding benchmark component Palo Alto Networks (+86%) also hurt. Holding back performance even further was our smaller-than-benchmark stake in Enphase Energy, which advanced roughly 83%. This was a position we established the past 12 months. Notable changes in positioning include a higher allocation to the consumer discretionary and financials sectors.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of November 30, 2021

% of fund's net assets
EPAM Systems, Inc.	3.0
Cadence Design Systems, Inc.	2.7
MSCI, Inc.	2.6
The Trade Desk, Inc.	2.5
Fortinet, Inc.	2.5
Mettler-Toledo International, Inc.	2.4
Charles River Laboratories International, Inc.	2.4
Entegris, Inc.	2.4
ResMed, Inc.	2.4
West Pharmaceutical Services, Inc.	2.2
25.1

Top Five Market Sectors as of November 30, 2021

% of fund's net assets
Information Technology	35.0
Health Care	21.3
Industrials	16.9
Consumer Discretionary	11.7
Financials	7.8

Asset Allocation (% of fund's net assets)

As of November 30, 2021*
Stocks	98.3%
Short-Term Investments and Net Other Assets (Liabilities)	1.7%

 * Foreign investments - 5.4%

Schedule of Investments November 30, 2021

Showing Percentage of Net Assets

Common Stocks - 98.3%
	Shares	Value (000s)
COMMUNICATION SERVICES - 1.6%
Entertainment - 0.6%
Roku, Inc. Class A (a)	104,296	$23,739
Interactive Media & Services - 1.0%
Match Group, Inc. (a)	267,200	34,733

TOTAL COMMUNICATION SERVICES		58,472

CONSUMER DISCRETIONARY - 11.7%
Distributors - 2.1%
LKQ Corp.	312,300	17,458
Pool Corp.	108,000	59,845
		77,303
Diversified Consumer Services - 0.0%
Duolingo, Inc.	1,800	198
Hotels, Restaurants & Leisure - 1.6%
Churchill Downs, Inc.	139,200	31,211
Domino's Pizza, Inc.	49,500	25,945
Sweetgreen, Inc. Class A	5,200	199
		57,355
Household Durables - 2.2%
D.R. Horton, Inc.	56,200	5,491
Garmin Ltd.	53,869	7,194
Lennar Corp. Class A	140,000	14,707
NVR, Inc. (a)	1,650	8,622
PulteGroup, Inc.	79,552	3,980
Tempur Sealy International, Inc.	946,000	40,527
		80,521
Internet & Direct Marketing Retail - 2.2%
eBay, Inc.	241,900	16,319
Etsy, Inc. (a)	160,600	44,098
Global-e Online Ltd.	301,200	20,012
		80,429
Multiline Retail - 0.5%
Dollar General Corp.	83,200	18,412
Specialty Retail - 3.1%
AutoZone, Inc. (a)	15,500	28,165
Best Buy Co., Inc.	68,300	7,299
Burlington Stores, Inc. (a)	63,000	18,467
RH (a)	44,100	25,718
Tractor Supply Co.	63,003	14,196
Williams-Sonoma, Inc.	90,100	17,555
		111,400
Textiles, Apparel & Luxury Goods - 0.0%
On Holding AG	8,100	325

TOTAL CONSUMER DISCRETIONARY		425,943

CONSUMER STAPLES - 1.7%
Beverages - 0.4%
Brown-Forman Corp. Class B (non-vtg.)	231,000	16,253
Food Products - 1.0%
Bunge Ltd.	161,000	13,938
Darling Ingredients, Inc. (a)	329,600	22,255
		36,193
Personal Products - 0.3%
Estee Lauder Companies, Inc. Class A	22,200	7,372
Olaplex Holdings, Inc.	68,000	1,833
		9,205

TOTAL CONSUMER STAPLES		61,651

ENERGY - 0.6%
Oil, Gas & Consumable Fuels - 0.6%
PDC Energy, Inc.	437,000	22,038
FINANCIALS - 7.8%
Capital Markets - 5.8%
Ameriprise Financial, Inc.	75,000	21,720
LPL Financial	65,000	10,245
MarketAxess Holdings, Inc.	84,425	29,776
Moody's Corp.	28,000	10,938
MSCI, Inc.	147,300	92,718
Nordnet AB	416,000	7,757
Raymond James Financial, Inc.	194,700	19,137
S&P Global, Inc.	27,800	12,669
Tradeweb Markets, Inc. Class A	38,900	3,734
		208,694
Consumer Finance - 1.7%
Discover Financial Services	356,000	38,395
Synchrony Financial	510,000	22,843
		61,238
Insurance - 0.3%
Arthur J. Gallagher & Co.	68,200	11,110

TOTAL FINANCIALS		281,042

HEALTH CARE - 21.3%
Biotechnology - 1.7%
Avid Bioservices, Inc. (a)	322,544	9,857
Horizon Therapeutics PLC (a)	312,400	32,415
Natera, Inc. (a)	206,900	18,923
		61,195
Health Care Equipment & Supplies - 7.6%
DexCom, Inc. (a)	137,131	77,149
Edwards Lifesciences Corp. (a)	95,000	10,194
IDEXX Laboratories, Inc. (a)	114,200	69,442
Intuitive Surgical, Inc. (a)	20,703	6,715
Masimo Corp. (a)	93,900	26,115
ResMed, Inc.	331,400	84,457
		274,072
Health Care Providers & Services - 1.4%
Guardant Health, Inc. (a)	31,033	3,262
Laboratory Corp. of America Holdings (a)	70,400	20,087
Tenet Healthcare Corp. (a)	398,700	29,053
		52,402
Health Care Technology - 1.7%
Definitive Healthcare Corp.	5,700	167
Doximity, Inc.	5,600	379
Veeva Systems, Inc. Class A (a)	214,000	60,472
		61,018
Life Sciences Tools & Services - 8.9%
Agilent Technologies, Inc.	109,000	16,448
Bio-Rad Laboratories, Inc. Class A (a)	22,600	17,022
Charles River Laboratories International, Inc. (a)	233,800	85,540
Maravai LifeSciences Holdings, Inc.	30,000	1,378
Mettler-Toledo International, Inc. (a)	57,000	86,305
Stevanato Group SpA	117,600	2,806
Waters Corp. (a)	104,300	34,218
West Pharmaceutical Services, Inc.	183,100	81,051
		324,768

TOTAL HEALTH CARE		773,455

INDUSTRIALS - 16.9%
Aerospace & Defense - 0.8%
TransDigm Group, Inc. (a)	52,800	30,521
Building Products - 3.8%
Builders FirstSource, Inc. (a)	378,000	26,248
Carrier Global Corp.	820,000	44,378
Fortune Brands Home & Security, Inc.	110,000	11,058
Trane Technologies PLC	158,868	29,653
Trex Co., Inc. (a)	196,200	26,049
		137,386
Commercial Services & Supplies - 3.1%
Cintas Corp.	120,000	50,663
Copart, Inc. (a)	396,624	57,574
Tetra Tech, Inc.	25,000	4,617
		112,854
Construction & Engineering - 0.5%
Quanta Services, Inc.	160,100	18,216
Electrical Equipment - 3.6%
AMETEK, Inc.	184,100	25,130
Atkore, Inc. (a)	230,000	24,495
Generac Holdings, Inc. (a)	124,300	52,360
Rockwell Automation, Inc.	87,600	29,451
		131,436
Industrial Conglomerates - 0.3%
Roper Technologies, Inc.	21,700	10,072
Machinery - 2.0%
IDEX Corp.	75,000	16,844
Otis Worldwide Corp.	372,100	29,917
Toro Co.	270,000	27,151
		73,912
Professional Services - 0.7%
Booz Allen Hamilton Holding Corp. Class A	99,000	8,310
CoStar Group, Inc. (a)	229,896	17,877
		26,187
Road & Rail - 2.1%
Old Dominion Freight Lines, Inc.	187,300	66,523
TuSimple Holdings, Inc. (b)	200,000	7,998
		74,521

TOTAL INDUSTRIALS		615,105

INFORMATION TECHNOLOGY - 35.0%
Electronic Equipment & Components - 3.9%
Amphenol Corp. Class A	471,300	37,977
Keysight Technologies, Inc. (a)	240,000	46,675
Zebra Technologies Corp. Class A (a)	95,800	56,405
		141,057
IT Services - 4.5%
Adyen BV (a)(c)	1,394	3,861
EPAM Systems, Inc. (a)	177,200	107,835
GoDaddy, Inc. (a)	158,048	11,090
Okta, Inc. (a)	184,400	39,688
Thoughtworks Holding, Inc.	12,500	365
Toast, Inc. (b)	8,700	348
		163,187
Semiconductors & Semiconductor Equipment - 7.8%
ASM International NV (Netherlands)	9,306	4,188
Broadcom, Inc.	15,000	8,305
Enphase Energy, Inc. (a)	20,000	5,000
Entegris, Inc.	584,000	85,311
KLA Corp.	144,100	58,812
Lam Research Corp.	18,000	12,237
Marvell Technology, Inc.	230,000	16,369
NXP Semiconductors NV	67,000	14,965
Qorvo, Inc. (a)	238,400	34,861
Skyworks Solutions, Inc.	82,000	12,436
SolarEdge Technologies, Inc. (a)(b)	98,900	32,415
		284,899
Software - 18.8%
Adobe, Inc. (a)	16,600	11,120
ANSYS, Inc. (a)	131,500	51,480
Atlassian Corp. PLC (a)	45,700	17,198
AvidXchange Holdings, Inc. (b)	670,400	14,320
Braze, Inc.	4,200	320
Cadence Design Systems, Inc. (a)	555,000	98,490
Crowdstrike Holdings, Inc. (a)	68,000	14,766
DocuSign, Inc. (a)	112,700	27,765
Duck Creek Technologies, Inc. (a)	467,300	13,360
Dynatrace, Inc. (a)	407,600	25,618
Elastic NV (a)	130,400	20,272
Expensify, Inc.	8,800	397
Five9, Inc. (a)	171,000	24,338
ForgeRock, Inc. (b)	10,400	279
Fortinet, Inc. (a)	272,700	90,566
GitLab, Inc.	2,900	280
HubSpot, Inc. (a)	24,782	19,997
Intuit, Inc.	20,400	13,307
Monday.com Ltd. (b)	1,200	432
Paycom Software, Inc. (a)	78,100	34,167
Qualtrics International, Inc.	15,100	489
RingCentral, Inc. (a)	124,300	26,846
Synopsys, Inc. (a)	217,000	73,997
The Trade Desk, Inc. (a)	882,380	91,256
Zscaler, Inc. (a)	30,000	10,409
		681,469

TOTAL INFORMATION TECHNOLOGY		1,270,612

MATERIALS - 1.5%
Chemicals - 0.8%
LyondellBasell Industries NV Class A	230,600	20,092
PT Avia Avian (d)	6,000,000	390
Sherwin-Williams Co.	26,000	8,612
		29,094
Metals & Mining - 0.5%
Steel Dynamics, Inc.	314,000	18,777
Paper & Forest Products - 0.2%
Louisiana-Pacific Corp.	87,600	5,725

TOTAL MATERIALS		53,596

REAL ESTATE - 0.2%
Equity Real Estate Investment Trusts (REITs) - 0.2%
SBA Communications Corp. Class A	19,500	6,704
TOTAL COMMON STOCKS
(Cost $1,903,951)		3,568,618

Money Market Funds - 2.0%
Fidelity Cash Central Fund 0.06% (e)	59,480,054	59,492
Fidelity Securities Lending Cash Central Fund 0.07% (e)(f)	14,438,053	14,439
TOTAL MONEY MARKET FUNDS
(Cost $73,929)		73,931
TOTAL INVESTMENT IN SECURITIES - 100.3%
(Cost $1,977,880)		3,642,549
NET OTHER ASSETS (LIABILITIES) - (0.3)%		(10,289)
NET ASSETS - 100%		$3,632,260

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $3,861,000 or 0.1% of net assets.

 (d) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (f) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.06%	$45,105	$834,088	$819,701	$28	$--	$--	$59,492	0.1%
Fidelity Securities Lending Cash Central Fund 0.07%	28,528	506,509	520,599	51	--	1	14,439	0.0%
Total	$73,633	$1,340,597	$1,340,300	$79	$--	$1	$73,931

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of November 30, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Communication Services	$58,472	$58,472	$--	$--
Consumer Discretionary	425,943	425,943	--	--
Consumer Staples	61,651	61,651	--	--
Energy	22,038	22,038	--	--
Financials	281,042	281,042	--	--
Health Care	773,455	773,455	--	--
Industrials	615,105	615,105	--	--
Information Technology	1,270,612	1,266,751	3,861	--
Materials	53,596	53,206	390	--
Real Estate	6,704	6,704	--	--
Money Market Funds	73,931	73,931	--	--
Total Investments in Securities:	$3,642,549	$3,638,298	$4,251	$--

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		November 30, 2021
Assets
Investment in securities, at value (including securities loaned of $13,780) — See accompanying schedule: Unaffiliated issuers (cost $1,903,951)	$3,568,618
Fidelity Central Funds (cost $73,929)	73,931
Total Investment in Securities (cost $1,977,880)		$3,642,549
Receivable for investments sold		30,388
Receivable for fund shares sold		1,192
Dividends receivable		1,533
Distributions receivable from Fidelity Central Funds		7
Prepaid expenses		4
Other receivables		57
Total assets		3,675,730
Liabilities
Payable for investments purchased
Regular delivery	$24,771
Delayed delivery	393
Payable for fund shares redeemed	1,387
Accrued management fee	1,907
Other affiliated payables	487
Other payables and accrued expenses	86
Collateral on securities loaned	14,439
Total liabilities		43,470
Net Assets		$3,632,260
Net Assets consist of:
Paid in capital		$1,517,481
Total accumulated earnings (loss)		2,114,779
Net Assets		$3,632,260
Net Asset Value and Maximum Offering Price
Growth Strategies:
Net Asset Value, offering price and redemption price per share ($3,380,836 ÷ 47,524.1 shares)		$71.14
Class K:
Net Asset Value, offering price and redemption price per share ($251,424 ÷ 3,499.1 shares)		$71.85

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended November 30, 2021
Investment Income
Dividends		$13,438
Income from Fidelity Central Funds (including $51 from security lending)		79
Total income		13,517
Expenses
Management fee
Basic fee	$17,891
Performance adjustment	(2,627)
Transfer agent fees	4,727
Accounting fees	982
Custodian fees and expenses	45
Independent trustees' fees and expenses	13
Registration fees	57
Audit	53
Legal	8
Miscellaneous	17
Total expenses before reductions	21,166
Expense reductions	(54)
Total expenses after reductions		21,112
Net investment income (loss)		(7,595)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	458,721
Foreign currency transactions	4
Total net realized gain (loss)		458,725
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	305,048
Fidelity Central Funds	1
Assets and liabilities in foreign currencies	2
Total change in net unrealized appreciation (depreciation)		305,051
Net gain (loss)		763,776
Net increase (decrease) in net assets resulting from operations		$756,181

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2021	Year ended November 30, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(7,595)	$2,464
Net realized gain (loss)	458,725	255,015
Change in net unrealized appreciation (depreciation)	305,051	448,696
Net increase (decrease) in net assets resulting from operations	756,181	706,175
Distributions to shareholders	(254,989)	(107,380)
Share transactions - net increase (decrease)	(115,670)	(447,946)
Total increase (decrease) in net assets	385,522	150,849
Net Assets
Beginning of period	3,246,738	3,095,889
End of period	$3,632,260	$3,246,738

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Growth Strategies Fund

Years ended November 30,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$61.57	$50.98	$41.90	$40.96	$33.87
Income from Investment Operations
Net investment income (loss)A	(.15)	.04B	.30	.25C	.16D
Net realized and unrealized gain (loss)	14.72	12.31	9.13	.87	7.13
Total from investment operations	14.57	12.35	9.43	1.12	7.29
Distributions from net investment income	–	(.22)	(.28)	(.16)	(.18)
Distributions from net realized gain	(5.00)	(1.55)	(.06)	(.02)	(.02)
Total distributions	(5.00)	(1.76)E	(.35)E	(.18)	(.20)
Redemption fees added to paid in capitalA	–	–	–	–	–F
Net asset value, end of period	$71.14	$61.57	$50.98	$41.90	$40.96
Total ReturnG	25.31%	25.02%	22.76%	2.74%	21.63%
Ratios to Average Net AssetsH,I
Expenses before reductions	.63%	.63%	.56%	.59%	.78%
Expenses net of fee waivers, if any	.63%	.63%	.56%	.59%	.78%
Expenses net of all reductions	.63%	.63%	.55%	.59%	.78%
Net investment income (loss)	(.23)%	.07%B	.67%	.59%C	.43%D
Supplemental Data
Net assets, end of period (in millions)	$3,381	$3,011	$2,860	$2,349	$2,455
Portfolio turnover rateJ	49%	67%	66%K	43%K	73%K

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.05 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been (.03) %.

 C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.09 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .38%.

 D Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.06 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .27%.

 E Total distributions per share do not sum due to rounding.

 F Amount represents less than $.005 per share.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Growth Strategies Fund Class K

Years ended November 30,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$62.08	$51.38	$42.23	$41.29	$34.14
Income from Investment Operations
Net investment income (loss)A	(.08)	.10B	.36	.31C	.21D
Net realized and unrealized gain (loss)	14.85	12.42	9.20	.86	7.19
Total from investment operations	14.77	12.52	9.56	1.17	7.40
Distributions from net investment income	–	(.27)	(.34)	(.21)	(.23)
Distributions from net realized gain	(5.00)	(1.55)	(.06)	(.02)	(.02)
Total distributions	(5.00)	(1.82)	(.41)E	(.23)	(.25)
Redemption fees added to paid in capitalA	–	–	–	–	–F
Net asset value, end of period	$71.85	$62.08	$51.38	$42.23	$41.29
Total ReturnG	25.44%	25.17%	22.94%	2.84%	21.81%
Ratios to Average Net AssetsH,I
Expenses before reductions	.52%	.52%	.43%	.46%	.63%
Expenses net of fee waivers, if any	.52%	.52%	.43%	.46%	.63%
Expenses net of all reductions	.52%	.51%	.43%	.46%	.63%
Net investment income (loss)	(.13)%	.19%B	.79%	.72%C	.57%D
Supplemental Data
Net assets, end of period (in millions)	$251	$236	$236	$205	$272
Portfolio turnover rateJ	49%	67%	66%K	43%K	73%K

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.05 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .08%.

 C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.09 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .51%.

 D Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.06 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .42%.

 E Total distributions per share do not sum due to rounding.

 F Amount represents less than $.005 per share.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended November 30, 2021
(Amounts in thousands except percentages)

1. Organization.

Fidelity Growth Strategies Fund (the Fund) is a fund of Fidelity Mt. Vernon Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Growth Strategies and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of November 30, 2021 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Fidelity Growth Strategies Fund	$31

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of November 30, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation, net operating losses and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,703,201
Gross unrealized depreciation	(38,598)
Net unrealized appreciation (depreciation)	$1,664,603
Tax Cost	$1,977,946

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$458,228
Net unrealized appreciation (depreciation) on securities and other investments	$1,664,604

The Fund intends to elect to defer to its next fiscal year $8,054 of ordinary losses recognized during the period January 1, 2021 to November 30, 2021.

The tax character of distributions paid was as follows:

	November 30, 2021	November 30, 2020
Ordinary Income	$–	$ 13,551
Long-term Capital Gains	254,989	93,829
Total	$254,989	$ 107,380

Delayed Delivery Transactions and When-Issued Securities.During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Growth Strategies Fund	1,639,418	2,112,934

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Growth Strategies as compared to its benchmark index, the Russell Midcap Growth Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .45% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Growth Strategies, except for Class K. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Growth Strategies	$4,627.15
Class K	100.04
	$4,727

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Growth Strategies Fund	.03

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Growth Strategies Fund	$15

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Growth Strategies Fund	114,049	71,375	5,241

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Growth Strategies Fund	$6

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Growth Strategies Fund	$5	$–(a)	$104

 (a) Amount represents less than five hundred dollars.

8. Expense Reductions.

During the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $54.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended November 30, 2021	Year ended November 30, 2020
Fidelity Growth Strategies Fund
Distributions to shareholders
Growth Strategies	$236,172	$99,083
Class K	18,817	8,297
Total	$254,989	$107,380

10. Share Transactions.

Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended November 30, 2021	Year ended November 30, 2020	Year ended November 30, 2021	Year ended November 30, 2020
Fidelity Growth Strategies Fund
Growth Strategies
Shares sold	3,959	7,710	$259,220	$395,448
Reinvestment of distributions	3,814	1,884	225,526	94,591
Shares redeemed	(9,146)	(16,794)	(581,726)	(894,236)
Net increase (decrease)	(1,373)	(7,200)	$(96,980)	$(404,197)
Class K
Shares sold	525	1,194	$34,729	$61,966
Reinvestment of distributions	315	164	18,817	8,297
Shares redeemed	(1,145)	(2,150)	(72,236)	(114,012)
Net increase (decrease)	(305)	(792)	$(18,690)	$(43,749)

11. Other.

A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

12. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Mt. Vernon Street Trust and Shareholders of Fidelity Growth Strategies Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Growth Strategies Fund (one of the funds constituting Fidelity Mt. Vernon Street Trust, referred to hereafter as the “Fund”) as of November 30, 2021, the related statement of operations for the year ended November 30, 2021, the statement of changes in net assets for each of the two years in the period ended November 30, 2021, including the related notes, and the financial highlights for each of the five years in the period ended November 30, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended November 30, 2021 and the financial highlights for each of the five years in the period ended November 30, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

January 13, 2022

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 314 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bettina Doulton (1964)

Year of Election or Appointment: 2020

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Thomas P. Bostick (1956)

Year of Election or Appointment: 2021

Trustee

Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and Managing Partner, Sustainability, of Ridge-Lane Limited Partners (strategic advisory and venture development, 2016-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of NYC Leadership Academy (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Oscar Munoz (1959)

Year of Election or Appointment: 2021

Trustee

Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Investment Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2021 to November 30, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value June 1, 2021	Ending Account Value November 30, 2021	Expenses Paid During Period-B June 1, 2021 to November 30, 2021
Fidelity Growth Strategies Fund
Growth Strategies	.70%
Actual		$1,000.00	$1,140.60	$3.76
Hypothetical-C		$1,000.00	$1,021.56	$3.55
Class K	.60%
Actual		$1,000.00	$1,141.20	$3.22
Hypothetical-C		$1,000.00	$1,022.06	$3.04

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Growth Strategies Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities.

	Pay Date	Record Date	Capital Gains
Fidelity Growth Strategies Fund
Growth Strategies	12/29/21	12/28/21	$8.987
Class K	12/29/21	12/28/21	$8.987

The fund hereby designates as a capital gain dividend with respect to the taxable year ended November 30, 2021, $458,318,318, or, if subsequently determined to be different, the net capital gain of such year.

The fund will notify shareholders in January 2022 of amounts for use in preparing 2021 income tax returns.

FEG-ANN-0122
1.539208.124

Fidelity® Series Growth Company Fund

Annual Report

November 30, 2021

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2022 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended November 30, 2021	Past 1 year	Past 5 years	Life of fundA
Fidelity® Series Growth Company Fund	33.42%	32.54%	23.74%

 A From November 7, 2013

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Series Growth Company Fund on November 7, 2013, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Growth Index performed over the same period.

Period Ending Values
$55,777	Fidelity® Series Growth Company Fund
$39,859	Russell 3000® Growth Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 27.92% for the 12 months ending November 30, 2021, with U.S. equities rising on the prospect of a surge in economic growth amid strong corporate earnings, widespread COVID-19 vaccination, fiscal stimulus and fresh spending programs. After the index closed 2020 at an all-time high, investors were hopeful as the new year began. The rollout of three COVID-19 vaccines was underway, the U.S. Federal Reserve pledged to hold interest rates near zero until the economy recovered, and the federal government planned to deploy trillions of dollars to boost consumers and the economy. A flattish May reflected concerns about inflation and jobs, but the rally resumed through August amid strong earnings. In early September, sentiment turned broadly negative due to a host of factors. These included inflationary pressure from surging energy/other commodity prices, rising bond yields, supply constraints and disruption, valuation concerns, and the fast-spreading delta variant of the coronavirus. In addition, the Fed signaled it could soon begin to taper the bond purchases it has made since the onset of the pandemic. The index returned -4.65% in September, its first monthly decline since January, but sharply reversed course with a 7.01% gain in October, driven by strength in earnings and notable improvement in the economy. By sector, energy gained about 57% to lead by a wide margin, followed by financials (+39%), whereas the defensive utilities (+8%) and consumer staples (+9%) groups notably lagged.

Comments from Portfolio Manager Steven Wymer:  For the fiscal year ending November 30, 2021, the fund gained 33.42%, outperforming the 29.39% result of the benchmark Russell 3000® Growth Index. Versus the benchmark, security selection was the primary contributor, especially in the semiconductors & semiconductor equipment area of the information technology sector. Stock selection and an underweighting in industrials and an underweighting in consumer staples also helped. The fund's biggest individual relative contributor was an overweighting in Nvidia, which gained roughly 144% the past 12 months. It was the fund's largest holding. Also helping performance was our overweighting in Avis Budget, which gained roughly 443%. This was a stake we established the past year. Another notable relative contributor was an outsized stake in Cloudflare (+151%). In contrast, the biggest detractors from performance versus the benchmark were security selection and an overweighting in the health care sector, primarily within the pharmaceuticals, biotechnology & life sciences industry. Stock selection in consumer discretionary and an underweighting in information technology also hindered the fund's relative performance. The fund's largest individual relative detractor was our lighter-than-benchmark stake in Microsoft, which gained about 56% the past 12 months. The company was among our biggest holdings. Also hindering performance was our overweighting in Wayfair, which returned about -2%. Also hurting performance was our outsized stake in Acadia Pharmaceuticals, which returned approximately -66%. Notable changes in positioning include reduced exposure to the health care sector.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of November 30, 2021

% of fund's net assets
NVIDIA Corp.	11.4
Apple, Inc.	9.3
Amazon.com, Inc.	7.3
Alphabet, Inc. Class A	5.0
Microsoft Corp.	4.9
lululemon athletica, Inc.	4.3
Alphabet, Inc. Class C	2.8
Tesla, Inc.	2.3
Salesforce.com, Inc.	2.1
Meta Platforms, Inc. Class A	1.7
51.1

Top Five Market Sectors as of November 30, 2021

% of fund's net assets
Information Technology	41.7
Consumer Discretionary	23.3
Communication Services	12.2
Health Care	11.9
Industrials	5.0

Asset Allocation (% of fund's net assets)

As of November 30, 2021 *
Stocks	98.0%
Convertible Securities	1.8%
Short-Term Investments and Net Other Assets (Liabilities)	0.2%

 * Foreign investments - 5.9%

Schedule of Investments November 30, 2021

Showing Percentage of Net Assets

Common Stocks - 97.9%
	Shares	Value
COMMUNICATION SERVICES - 12.1%
Diversified Telecommunication Services - 0.0%
IHS Holding Ltd.	54,100	$729,809
Entertainment - 2.1%
Activision Blizzard, Inc.	39,128	2,292,901
Electronic Arts, Inc.	5,054	627,808
Live Nation Entertainment, Inc. (a)	32,700	3,487,455
Netflix, Inc. (a)	138,229	88,729,195
Roblox Corp. (a)	281,400	35,484,540
Roku, Inc. Class A (a)	355,276	80,864,370
Sea Ltd. ADR (a)	212,485	61,210,554
The Walt Disney Co. (a)	21,676	3,140,852
		275,837,675
Interactive Media & Services - 9.7%
Alphabet, Inc.:
Class A (a)	230,199	653,293,253
Class C (a)	130,343	371,352,421
IAC (a)	12,900	1,724,085
Kuaishou Technology Class B (b)	74,000	806,143
Match Group, Inc. (a)	27,153	3,529,618
Meta Platforms, Inc. Class A (a)	682,230	221,356,346
NerdWallet, Inc.	33,900	612,912
Snap, Inc. Class A (a)	323,981	15,424,735
Tencent Holdings Ltd.	69,090	4,029,265
Twitter, Inc. (a)	119,581	5,254,389
Vimeo, Inc.	216,820	4,186,794
		1,281,569,961
Media - 0.0%
Comcast Corp. Class A	25,310	1,264,994
DISH Network Corp. Class A (a)	58,900	1,840,625
		3,105,619
Wireless Telecommunication Services - 0.3%
T-Mobile U.S., Inc. (a)	345,053	37,545,217

TOTAL COMMUNICATION SERVICES		1,598,788,281

CONSUMER DISCRETIONARY - 23.0%
Automobiles - 3.1%
Lucid Motors, Inc. (c)	85,400	4,524,492
Neutron Holdings, Inc. (a)(c)(d)	438,358	30,685
Rad Power Bikes, Inc. (c)(d)	249,183	2,388,120
Rivian Automotive, Inc.	23,000	2,754,480
Rivian Automotive, Inc.	858,319	92,513,055
Sono Group NV (e)	41,800	631,180
Tesla, Inc. (a)	259,885	297,505,953
XPeng, Inc. ADR (a)	131,300	7,221,500
		407,569,465
Diversified Consumer Services - 0.0%
Duolingo, Inc. (e)	17,900	1,972,401
Hotels, Restaurants & Leisure - 1.3%
Airbnb, Inc. Class A	22,600	3,899,404
Booking Holdings, Inc. (a)	18,172	38,194,818
Chipotle Mexican Grill, Inc. (a)	6,670	10,961,545
Dutch Bros, Inc. (e)	73,000	3,857,320
F45 Training Holdings, Inc. (e)	150,200	1,598,128
Hyatt Hotels Corp. Class A (a)	16,783	1,321,997
Marriott International, Inc. Class A (a)	226,550	33,429,718
McDonald's Corp.	5,625	1,375,875
Penn National Gaming, Inc. (a)	452,300	23,171,329
Portillo's, Inc. (e)	3,700	150,775
Rush Street Interactive, Inc. (a)	130,900	2,335,256
Shake Shack, Inc. Class A (a)	8,836	644,940
Starbucks Corp.	296,853	32,546,963
Sweetgreen, Inc.	241,551	8,300,175
Vail Resorts, Inc.	7,900	2,620,509
Yum China Holdings, Inc.	76,412	3,828,241
		168,236,993
Household Durables - 0.5%
D.R. Horton, Inc.	96,510	9,429,027
KB Home	139,850	5,592,602
Lennar Corp. Class A	364,869	38,329,488
PulteGroup, Inc.	29,400	1,470,882
Purple Innovation, Inc. (a)	190,800	1,969,056
Toll Brothers, Inc.	97,300	6,175,631
Traeger, Inc.	51,600	666,156
Vizio Holding Corp.	71,200	1,369,176
		65,002,018
Internet & Direct Marketing Retail - 9.3%
Amazon.com, Inc. (a)	272,918	957,142,530
Cazoo Group Ltd.	611,665	4,706,762
Chewy, Inc. (a)(e)	76,000	5,187,760
Etsy, Inc. (a)	26,481	7,271,153
Farfetch Ltd. Class A (a)	29,850	1,027,139
JD.com, Inc. sponsored ADR (a)	151,829	12,770,337
Ozon Holdings PLC ADR (e)	27,600	1,112,004
Pinduoduo, Inc. ADR (a)	25,900	1,722,350
Revolve Group, Inc. (a)	371,408	28,290,147
The RealReal, Inc. (a)	166,618	2,594,242
thredUP, Inc. (a)(e)	335,200	6,274,944
Wayfair LLC Class A (a)(e)	763,170	189,144,053
Xometry, Inc. (e)	16,300	810,273
Zomato Ltd. (a)(c)	6,700,000	11,568,206
		1,229,621,900
Leisure Products - 0.0%
Peloton Interactive, Inc. Class A (a)	94,942	4,177,448
Multiline Retail - 0.3%
Dollar General Corp.	23,040	5,098,752
Dollar Tree, Inc. (a)	30,094	4,027,480
Ollie's Bargain Outlet Holdings, Inc. (a)(e)	409,736	25,358,561
Target Corp.	4,113	1,002,914
		35,487,707
Specialty Retail - 2.3%
Auto1 Group SE (b)	36,100	1,015,337
Carvana Co. Class A (a)	150,224	42,125,814
Fanatics, Inc. Class A (c)(d)	127,722	6,050,191
Five Below, Inc. (a)	29,000	5,899,760
Floor & Decor Holdings, Inc. Class A (a)	149,000	19,207,590
Lowe's Companies, Inc.	281,123	68,759,875
RH (a)(e)	72,034	42,008,788
The Home Depot, Inc.	211,677	84,799,923
TJX Companies, Inc.	347,072	24,086,797
Volta, Inc.	96,429	963,326
Williams-Sonoma, Inc.	39,800	7,754,632
		302,672,033
Textiles, Apparel & Luxury Goods - 6.2%
adidas AG	47,298	13,707,871
Allbirds, Inc.:
Class A (e)	69,900	1,344,876
Class B	334,779	5,797,033
Canada Goose Holdings, Inc. (a)	344,171	15,348,876
Deckers Outdoor Corp. (a)	112,870	45,757,498
Dr. Martens Ltd.	263,800	1,402,662
lululemon athletica, Inc. (a)	1,244,980	565,731,362
NIKE, Inc. Class B	281,554	47,650,199
On Holding AG	324,000	11,710,656
On Holding AG (b)	36,000	1,445,760
On Holding AG	102,622	4,121,300
Skechers U.S.A., Inc. Class A (sub. vtg.) (a)	1,614,879	72,540,365
Tory Burch LLC (a)(c)(d)(f)	248,840	20,203,320
Under Armour, Inc. Class C (non-vtg.) (a)	204,372	4,101,746
		810,863,524

TOTAL CONSUMER DISCRETIONARY		3,025,603,489

CONSUMER STAPLES - 1.8%
Beverages - 0.7%
Fever-Tree Drinks PLC	152,177	5,241,844
Keurig Dr. Pepper, Inc.	400,171	13,601,812
Monster Beverage Corp. (a)	377,635	31,638,260
PepsiCo, Inc.	83,464	13,335,878
The Coca-Cola Co.	683,307	35,839,452
		99,657,246
Food & Staples Retailing - 0.4%
Blink Health, Inc. Series A1 (c)(d)	8,589	327,928
Costco Wholesale Corp.	72,144	38,913,031
Kroger Co.	29,840	1,239,255
Ocado Group PLC (a)	122,620	2,928,074
Performance Food Group Co. (a)	122,168	4,924,592
		48,332,880
Food Products - 0.2%
Beyond Meat, Inc. (a)(e)	1,900	133,494
Bunge Ltd.	158,554	13,726,020
Darling Ingredients, Inc. (a)	90,669	6,121,971
Laird Superfood, Inc. (a)	65,600	874,448
Mondelez International, Inc.	14,117	832,056
The Real Good Food Co. LLC Class B unit	131,479	952,565
The Real Good Food Co., Inc.	11,600	93,380
		22,733,934
Household Products - 0.1%
Church & Dwight Co., Inc.	20,921	1,869,919
Colgate-Palmolive Co.	45,091	3,382,727
Procter & Gamble Co.	58,578	8,469,207
		13,721,853
Personal Products - 0.2%
Olaplex Holdings, Inc.	335,100	9,030,945
The Beauty Health Co.	225,098	5,843,544
The Beauty Health Co. (c)	553,828	14,377,375
		29,251,864
Tobacco - 0.2%
Altria Group, Inc.	427,350	18,222,204
JUUL Labs, Inc. Class A (a)(c)(d)	13,297	652,883
Philip Morris International, Inc.	26,500	2,277,410
		21,152,497

TOTAL CONSUMER STAPLES		234,850,274

ENERGY - 0.8%
Energy Equipment & Services - 0.1%
Halliburton Co.	392,800	8,480,552
Schlumberger Ltd.	274,800	7,881,264
		16,361,816
Oil, Gas & Consumable Fuels - 0.7%
EOG Resources, Inc.	69,700	6,063,900
Hess Corp.	571,506	42,588,627
Pioneer Natural Resources Co.	32,500	5,795,400
Range Resources Corp. (a)	97,900	1,914,924
Reliance Industries Ltd. (a)	63,228	2,025,148
Reliance Industries Ltd.	963,431	30,858,015
		89,246,014

TOTAL ENERGY		105,607,830

FINANCIALS - 1.8%
Banks - 0.8%
Bank of America Corp.	750,317	33,366,597
First Republic Bank	62,900	13,187,614
HDFC Bank Ltd. sponsored ADR	234,722	15,367,249
JPMorgan Chase & Co.	193,623	30,753,141
Wells Fargo & Co.	185,600	8,867,968
		101,542,569
Capital Markets - 0.5%
B3 SA - Brasil Bolsa Balcao	2,263,200	4,472,576
BlackRock, Inc. Class A	23,897	21,617,465
Charles Schwab Corp.	436,251	33,761,465
Coinbase Global, Inc.	16,700	5,260,500
Edelweiss Financial Services Ltd.	409,887	366,224
		65,478,230
Consumer Finance - 0.1%
American Express Co.	63,100	9,610,130
Discover Financial Services	20,982	2,262,909
SoFi Technologies, Inc.	192,954	3,318,809
		15,191,848
Diversified Financial Services - 0.4%
Adimab LLC (a)(c)(d)(f)	762,787	43,178,626
Ant International Co. Ltd. Class C (a)(c)(d)	617,086	1,246,514
The Oncology Institute, Inc. (c)	377,375	2,204,247
WeWork, Inc. (a)	417,100	3,624,599
WeWork, Inc. (c)	679,038	5,605,798
		55,859,784

TOTAL FINANCIALS		238,072,431

HEALTH CARE - 11.3%
Biotechnology - 6.5%
4D Molecular Therapeutics, Inc.	9,200	211,600
AbbVie, Inc.	51,449	5,931,041
ACADIA Pharmaceuticals, Inc. (a)	819,771	15,739,603
Adagio Theraputics, Inc. (e)	390,187	18,354,396
Adagio Theraputics, Inc.	858,930	38,383,864
ADC Therapeutics SA (a)	166,800	3,712,968
Akouos, Inc. (a)	80,100	615,969
Akouos, Inc. (b)	113,263	870,992
Alector, Inc. (a)	271,960	5,615,974
Allovir, Inc. (a)(e)	411,576	7,186,117
Alnylam Pharmaceuticals, Inc. (a)	672,931	123,684,718
ALX Oncology Holdings, Inc. (a)	14,500	466,320
Ambrx Biopharma, Inc.:
ADR	37,600	351,560
ADR	64,786	575,462
Amgen, Inc.	88,704	17,641,452
Annexon, Inc. (a)	24,600	400,734
Arcutis Biotherapeutics, Inc. (a)	189,300	3,136,701
Argenx SE ADR (a)	71,560	19,980,268
Arrowhead Pharmaceuticals, Inc. (a)	13,559	949,808
Ascendis Pharma A/S sponsored ADR (a)	9,489	1,300,183
aTyr Pharma, Inc. (a)	217,231	1,811,707
Avidity Biosciences, Inc. (a)(e)	170,300	3,802,799
Axcella Health, Inc. (a)	560,401	1,636,371
BeiGene Ltd. ADR (a)	218,982	76,102,814
BioAtla, Inc.	173,365	4,377,466
Biogen, Inc. (a)	1,642	387,085
BioNTech SE ADR (a)	14,002	4,925,063
BioXcel Therapeutics, Inc. (a)(e)	308,998	7,085,324
Bolt Biotherapeutics, Inc.	31,400	291,078
BridgeBio Pharma, Inc. (a)(e)	22,402	907,281
Calyxt, Inc. (a)	129,881	374,057
Century Therapeutics, Inc.	276,500	5,283,915
Cerevel Therapeutics Holdings (a)	904,783	28,220,182
ChemoCentryx, Inc. (a)	573,942	20,822,616
Cibus Corp.:
Series C (a)(c)(d)(f)	1,142,857	2,011,428
Series D (a)(c)(d)(f)	750,960	1,321,690
Series E (a)(c)(d)(f)	123,690	217,694
Codiak Biosciences, Inc. (a)	309,262	3,943,091
Connect Biopharma Holdings Ltd. ADR	65,400	284,490
CRISPR Therapeutics AG (a)	6,100	487,390
Cyclerion Therapeutics, Inc. (a)	47	102
Cyclerion Therapeutics, Inc. (a)(c)	150,550	328,199
Day One Biopharmaceuticals, Inc.	28,600	525,382
Denali Therapeutics, Inc. (a)	43,774	2,024,985
Deverra Therapeutics, Inc. (d)	20,487	47,735
Erasca, Inc.	59,500	843,115
Evelo Biosciences, Inc. (a)(e)	618,114	5,328,143
Exact Sciences Corp. (a)	16,539	1,411,934
Exelixis, Inc. (a)	26,673	447,840
Foghorn Therapeutics, Inc. (a)	95,637	1,106,520
Gemini Therapeutics, Inc. (c)	132,041	364,433
Generation Bio Co. (a)	629,960	10,816,413
Graphite Bio, Inc.	64,600	582,692
Icosavax, Inc.	64,900	1,373,284
Imago BioSciences, Inc.	38,200	854,534
Immunocore Holdings PLC ADR	114,062	4,105,091
Inhibrx, Inc. (a)	68,100	2,753,283
Instil Bio, Inc.	86,300	1,896,874
Intarcia Therapeutics, Inc. warrants 12/6/24 (a)(d)	7,022	1
Ionis Pharmaceuticals, Inc. (a)	1,616,934	42,848,751
iTeos Therapeutics, Inc. (a)	25,400	896,620
Janux Therapeutics, Inc. (e)	85,000	1,511,300
Karuna Therapeutics, Inc. (a)	295,399	37,781,532
Keros Therapeutics, Inc. (a)	55,700	3,107,503
Kinnate Biopharma, Inc.	35,100	701,298
Kronos Bio, Inc. (a)	46,271	546,461
Kura Oncology, Inc. (a)	23,700	330,852
Kymera Therapeutics, Inc. (a)	16,300	904,976
Lexicon Pharmaceuticals, Inc. (a)	150,022	687,101
Lyell Immunopharma, Inc. (e)	34,400	328,520
Moderna, Inc. (a)	180,541	63,628,065
Monte Rosa Therapeutics, Inc.	238,100	4,616,759
Morphic Holding, Inc. (a)	291,251	13,892,673
Novavax, Inc. (a)	1,900	396,397
Nuvalent, Inc.	74,537	1,510,381
Nuvalent, Inc. Class A	186,539	3,978,877
Olema Pharmaceuticals, Inc. (e)	30,000	262,500
Omega Therapeutics, Inc.	128,700	2,328,183
Omega Therapeutics, Inc.	90,924	1,562,574
ORIC Pharmaceuticals, Inc. (a)	156,808	2,170,223
Passage Bio, Inc. (a)	4,490	32,732
Poseida Therapeutics, Inc. (a)	521,759	3,626,225
Praxis Precision Medicines, Inc. (a)	221,400	3,788,154
Protagonist Therapeutics, Inc. (a)	130,695	4,393,966
Prothena Corp. PLC (a)	94,805	4,754,471
PTC Therapeutics, Inc. (a)	215,930	8,023,959
Recursion Pharmaceuticals, Inc. (e)	35,600	680,672
Regeneron Pharmaceuticals, Inc. (a)	64,821	41,260,511
Relay Therapeutics, Inc. (a)	128,000	3,765,760
Repare Therapeutics, Inc. (a)	20,800	488,176
Repligen Corp. (a)	20,000	5,730,000
Revolution Medicines, Inc. (a)	82,360	2,278,078
Rigel Pharmaceuticals, Inc. (a)(e)	1,814,499	4,844,712
Rubius Therapeutics, Inc. (a)(e)	1,103,917	13,644,414
Sage Therapeutics, Inc. (a)	312,213	12,148,208
Sana Biotechnology, Inc. (e)	26,500	503,765
Scholar Rock Holding Corp. (a)(e)	327,634	8,698,683
Seagen, Inc. (a)	5,500	880,000
Seres Therapeutics, Inc. (a)	1,051,826	11,317,648
Shattuck Labs, Inc. (a)	283,454	2,403,690
Sigilon Therapeutics, Inc.	59,000	221,840
Silverback Therapeutics, Inc. (e)	210,984	1,483,218
Springworks Therapeutics, Inc. (a)	197,700	14,204,745
Spruce Biosciences, Inc. (a)	8,100	20,898
Stoke Therapeutics, Inc. (a)	400	9,960
Synlogic, Inc. (a)	577,000	1,436,730
Syros Pharmaceuticals, Inc. (a)	702,838	2,783,238
Syros Pharmaceuticals, Inc. (a)(b)	301,001	1,191,964
Syros Pharmaceuticals, Inc. warrants 10/10/22 (a)	35,253	1,829
Tango Therapeutics, Inc. (a)	223,056	2,313,091
Taysha Gene Therapies, Inc. (a)	219,967	2,855,172
Tenaya Therapeutics, Inc.	50,300	988,395
TG Therapeutics, Inc. (a)	226,500	3,442,800
Turning Point Therapeutics, Inc. (a)	11,490	437,309
Twist Bioscience Corp. (a)	29,100	2,779,050
Tyra Biosciences, Inc.	28,500	715,065
Ultragenyx Pharmaceutical, Inc. (a)	8,452	635,844
uniQure B.V. (a)	130,449	3,633,005
UNITY Biotechnology, Inc. (a)	189,907	417,795
Vaxcyte, Inc. (a)	238,380	4,858,184
Vera Therapeutics, Inc. (b)	54,482	1,950,456
Vera Therapeutics, Inc. (a)	56,400	2,019,120
Vertex Pharmaceuticals, Inc. (a)	17,593	3,288,835
Verve Therapeutics, Inc.	76,400	2,603,712
Vor Biopharma, Inc. (a)	71,711	827,545
Xencor, Inc. (a)	158,853	5,753,656
Yumanity Therapeutics, Inc. (c)	19,530	82,221
Yumanity Therapeutics, Inc. (a)	62,862	264,649
Zai Lab Ltd. ADR (a)	92,986	6,439,281
Zentalis Pharmaceuticals, Inc. (a)	113,660	9,325,803
		858,454,611
Health Care Equipment & Supplies - 2.3%
Abbott Laboratories	44,901	5,647,199
DexCom, Inc. (a)	57,821	32,529,516
Figs, Inc. Class A	12,000	398,880
Insulet Corp. (a)	402,483	116,092,197
Intuitive Surgical, Inc. (a)	115,223	37,371,428
Novocure Ltd. (a)	496,407	46,483,551
Outset Medical, Inc. (a)	375,253	17,786,992
Penumbra, Inc. (a)	72,152	17,724,139
Presbia PLC (a)(d)	454,926	6,824
PROCEPT BioRobotics Corp.	108,462	3,185,204
PROCEPT BioRobotics Corp.	14,360	468,567
Shockwave Medical, Inc. (a)	148,026	26,680,206
Treace Medical Concepts, Inc.	34,900	604,119
		304,978,822
Health Care Providers & Services - 0.3%
1Life Healthcare, Inc. (a)	144,200	2,297,106
Alignment Healthcare, Inc.	462,122	7,490,998
Centene Corp. (a)	121,890	8,704,165
Guardant Health, Inc. (a)	33,500	3,521,520
Humana, Inc.	19,243	8,076,480
Oak Street Health, Inc. (a)	74,756	2,313,698
Privia Health Group, Inc. (e)	36,200	836,220
Progyny, Inc. (a)	33,100	1,680,487
UnitedHealth Group, Inc.	12,554	5,576,738
		40,497,412
Health Care Technology - 0.0%
Sema4 Holdings Corp. (c)	136,000	907,120
Life Sciences Tools & Services - 1.6%
10X Genomics, Inc. (a)	1	153
10X Genomics, Inc. Class B (a)(b)	640,857	97,929,358
23andMe Holding Co. (c)	85,300	701,166
23andMe Holding Co.:
Class A (a)	6,400	52,608
Class B	377,817	2,950,373
AbCellera Biologics, Inc.	6,200	92,752
Absci Corp.	406,000	4,283,300
Absci Corp.	160,369	1,607,298
Akoya Biosciences, Inc.	800	10,384
Berkeley Lights, Inc. (a)	500	10,435
Bruker Corp.	36,323	2,941,800
Danaher Corp.	104,533	33,621,994
Nanostring Technologies, Inc. (a)	105,634	4,341,557
Olink Holding AB ADR	175,700	3,682,672
Sartorius Stedim Biotech	3,400	2,010,487
Seer, Inc. (e)	400,840	8,942,740
Seer, Inc. Class A (c)	75,433	1,682,910
Thermo Fisher Scientific, Inc.	26,774	16,943,390
WuXi AppTec Co. Ltd. (H Shares) (b)	161,640	3,600,522
Wuxi Biologics (Cayman), Inc. (a)(b)	1,603,810	21,635,062
		207,040,961
Pharmaceuticals - 0.6%
4D Pharma PLC (a)(e)	629,500	487,252
Arvinas Holding Co. LLC (a)	21,600	1,633,176
Atea Pharmaceuticals, Inc.	1,111,530	8,992,278
Bristol-Myers Squibb Co.	59,965	3,215,923
Cyteir Therapeutics, Inc.	10,200	169,422
DICE Therapeutics, Inc.	38,264	1,210,673
Dragonfly Therapeutics, Inc. (a)(c)(d)	126,113	2,711,430
Fulcrum Therapeutics, Inc. (a)	208,697	3,026,107
GH Research PLC	97,400	2,578,178
Hansoh Pharmaceutical Group Co. Ltd. (b)	304,400	621,448
Harmony Biosciences Holdings, Inc. (a)	273,823	9,334,626
Ikena Oncology, Inc.	6,100	87,261
Intra-Cellular Therapies, Inc. (a)	609,609	24,676,972
Jiangsu Hengrui Medicine Co. Ltd. (A Shares)	28,991	228,537
Kaleido Biosciences, Inc. (a)(e)	493,648	1,772,196
Longboard Pharmaceuticals, Inc.	8,000	45,600
Nektar Therapeutics (a)	154,122	1,735,414
Nuvation Bio, Inc. (a)(e)	552,453	4,955,503
Nuvation Bio, Inc. (c)	423,184	3,795,960
OptiNose, Inc. (a)(e)	974,175	1,548,938
Pharvaris BV	39,300	578,103
Pliant Therapeutics, Inc. (a)	159,200	2,257,456
Sienna Biopharmaceuticals, Inc. (a)	589,618	59
Skyhawk Therapeutics, Inc. (c)(d)	126,063	2,069,954
Stemcentrx, Inc. rights 12/31/21 (a)(d)	568,100	6
Theravance Biopharma, Inc. (a)	276,945	2,326,338
Theseus Pharmaceuticals, Inc.	51,500	736,965
UCB SA	13,200	1,439,227
		82,235,002

TOTAL HEALTH CARE		1,494,113,928

INDUSTRIALS - 4.8%
Aerospace & Defense - 0.6%
Space Exploration Technologies Corp. Class A (a)(c)(d)	137,569	77,038,640
The Boeing Co. (a)	14,736	2,915,518
		79,954,158
Air Freight & Logistics - 0.1%
FedEx Corp.	8,400	1,935,108
United Parcel Service, Inc. Class B	53,284	10,569,947
		12,505,055
Airlines - 0.9%
Delta Air Lines, Inc. (a)	603,990	21,864,438
Frontier Group Holdings, Inc. (e)	104,800	1,399,080
JetBlue Airways Corp. (a)	1,350,414	18,122,556
Ryanair Holdings PLC sponsored ADR (a)	11,078	1,058,503
Southwest Airlines Co. (a)	770,337	34,202,963
Spirit Airlines, Inc. (a)	200,733	4,197,327
United Airlines Holdings, Inc. (a)	362,625	15,324,533
Wheels Up Experience, Inc.	1,680,277	7,406,661
Wheels Up Experience, Inc.:
rights (a)(d)	23,018	82,635
rights (a)(d)	23,018	73,427
rights (a)(d)	23,018	65,601
Wizz Air Holdings PLC (a)(b)	366,483	19,232,964
		123,030,688
Building Products - 0.1%
Resideo Technologies, Inc. (a)	52,200	1,361,898
The AZEK Co., Inc. (a)	40,060	1,571,153
Trane Technologies PLC	58,322	10,885,801
		13,818,852
Construction & Engineering - 0.0%
MasTec, Inc. (a)	45,700	4,212,169
Electrical Equipment - 0.3%
AMETEK, Inc.	18,207	2,485,256
Eaton Corp. PLC	23,024	3,731,269
Emerson Electric Co.	37,449	3,289,520
Fluence Energy, Inc.	69,900	2,215,131
Generac Holdings, Inc. (a)	33,800	14,237,912
Rockwell Automation, Inc.	16,700	5,614,540
		31,573,628
Industrial Conglomerates - 0.3%
3M Co.	83,980	14,279,959
Honeywell International, Inc.	93,683	18,946,450
		33,226,409
Machinery - 0.4%
Caterpillar, Inc.	55,160	10,665,186
Deere & Co.	38,552	13,321,258
Illinois Tool Works, Inc.	31,653	7,348,244
Ingersoll Rand, Inc.	30,944	1,805,273
Xylem, Inc.	127,417	15,431,473
		48,571,434
Professional Services - 0.0%
CoStar Group, Inc. (a)	10,280	799,373
LegalZoom.com, Inc. (e)	63,300	1,140,033
Sterling Check Corp.	44,400	1,055,388
YourPeople, Inc. (a)(d)	4,577,258	45,773
		3,040,567
Road & Rail - 2.1%
Avis Budget Group, Inc. (a)	611,400	167,884,326
Bird Global, Inc.	736,883	4,277,606
Bird Global, Inc. (c)	279,639	1,803,672
Bird Global, Inc.:
rights 11/4/26 (a)(d)	28,568	129,984
rights 11/4/26 (a)(d)	28,568	86,847
rights 11/4/26 (a)(d)	28,567	54,277
Class A	44,200	285,090
CSX Corp.	244,000	8,457,040
Hertz Global Holdings, Inc. (e)	298,300	7,206,928
Kansas City Southern	18,300	5,322,555
Lyft, Inc. (a)	459,368	18,654,934
Uber Technologies, Inc. (a)	783,504	29,773,152
Union Pacific Corp.	151,061	35,596,014
		279,532,425

TOTAL INDUSTRIALS		629,465,385

INFORMATION TECHNOLOGY - 41.3%
Communications Equipment - 0.5%
Arista Networks, Inc. (a)	70,832	8,787,418
Ciena Corp. (a)	537,797	32,391,513
Infinera Corp. (a)(e)	2,748,475	22,345,102
Lumentum Holdings, Inc. (a)	40,880	3,547,158
		67,071,191
Electronic Equipment & Components - 0.2%
908 Devices, Inc.	19,300	463,200
Arlo Technologies, Inc. (a)	135,011	1,046,335
II-VI, Inc. (a)	139,490	8,722,310
TE Connectivity Ltd.	1,941	298,778
Trimble, Inc. (a)	117,100	10,055,377
Vontier Corp.	12,363	389,558
		20,975,558
IT Services - 5.1%
Accenture PLC Class A	15,000	5,361,000
Actua Corp. (a)(d)	562,258	5,623
CI&T, Inc. Class A	55,200	638,112
Cloudflare, Inc. (a)	852,481	160,471,023
IBM Corp.	3,495	409,265
Kyndryl Holdings, Inc.	699	11,044
MasterCard, Inc. Class A	193,649	60,983,943
MongoDB, Inc. Class A (a)	2,841	1,415,102
Okta, Inc. (a)	35,581	7,658,099
PayPal Holdings, Inc. (a)	534,427	98,810,208
Remitly Global, Inc.	17,200	413,832
Shopify, Inc. Class A (a)	140,949	214,165,907
Snowflake Computing, Inc. (a)	42,825	14,566,924
Square, Inc. (a)	160,885	33,517,172
TDCX, Inc. ADR	31,800	604,200
Thoughtworks Holding, Inc.	55,400	1,617,680
Toast, Inc. (e)	25,200	1,007,748
Twilio, Inc. Class A (a)	800	228,920
Visa, Inc. Class A	363,512	70,437,720
Wix.com Ltd. (a)	4,868	743,830
		673,067,352
Semiconductors & Semiconductor Equipment - 15.2%
Advanced Micro Devices, Inc. (a)	721,293	114,231,172
Applied Materials, Inc.	313,485	46,141,857
ASML Holding NV	48,485	38,376,362
Broadcom, Inc.	25,025	13,855,842
Cirrus Logic, Inc. (a)	329,866	26,448,656
Enphase Energy, Inc. (a)	20,900	5,225,000
First Solar, Inc. (a)	86,200	8,930,320
GlobalFoundries, Inc.	93,200	6,453,168
Intel Corp.	51,262	2,522,090
KLA Corp.	34,986	14,278,836
Lam Research Corp.	9,300	6,322,605
Marvell Technology, Inc.	486,241	34,605,772
Micron Technology, Inc.	44,331	3,723,804
NVIDIA Corp.	4,591,540	1,500,331,606
ON Semiconductor Corp. (a)	83,900	5,153,977
Qualcomm, Inc.	150,709	27,212,017
Silicon Laboratories, Inc. (a)	511,256	100,344,215
SiTime Corp. (a)	16,600	4,954,768
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	168,468	19,736,026
Teradyne, Inc.	30,550	4,670,179
Texas Instruments, Inc.	75,994	14,618,966
Wolfspeed, Inc. (a)	58,329	7,152,302
Xilinx, Inc.	14,900	3,403,905
		2,008,693,445
Software - 10.7%
Adobe, Inc. (a)	141,212	94,590,858
Atlassian Corp. PLC (a)	22,326	8,401,720
Autodesk, Inc. (a)	70,542	17,931,071
Avalara, Inc. (a)	23,704	3,310,975
AvidXchange Holdings, Inc.	28,800	615,168
Bill.Com Holdings, Inc. (a)	3,000	842,550
Black Knight, Inc. (a)	45,270	3,235,447
Braze, Inc.	13,800	1,051,560
Cipher Mining, Inc. (c)	64,117	505,883
Clear Secure, Inc.	1,400	44,464
Clearwater Analytics Holdings, Inc.	50,300	1,096,037
Confluent, Inc.	34,700	2,707,294
Couchbase, Inc. (e)	29,800	984,890
Coupa Software, Inc. (a)	10,404	2,046,051
Crowdstrike Holdings, Inc. (a)	37,333	8,106,488
Datadog, Inc. Class A (a)	16,630	2,964,963
DocuSign, Inc. (a)	30,991	7,634,943
Domo, Inc. Class B (a)	23,900	1,729,165
DoubleVerify Holdings, Inc.	22,300	688,624
Elastic NV (a)	23,094	3,590,193
EngageSmart, Inc.	35,200	769,824
Epic Games, Inc. (a)(c)(d)	11,800	8,494,938
Expensify, Inc.	28,700	1,295,518
ForgeRock, Inc.	30,200	809,058
Freshworks, Inc.	49,200	1,732,824
GitLab, Inc.	11,300	1,090,902
HubSpot, Inc. (a)	53,617	43,264,093
Informatica, Inc.	40,200	1,294,038
Intuit, Inc.	65,494	42,721,736
Lightspeed Commerce, Inc. (a)	60,500	3,054,645
LivePerson, Inc. (a)	112,544	4,350,951
Microsoft Corp.	1,957,636	647,174,885
Monday.com Ltd. (e)	3,300	1,187,340
Nutanix, Inc. Class A (a)	2,416,557	80,278,024
Oracle Corp.	297,004	26,950,143
Paycom Software, Inc. (a)	6,900	3,018,612
Paylocity Holding Corp. (a)	9,397	2,371,239
Procore Technologies, Inc.	8,700	737,412
RingCentral, Inc. (a)	5,142	1,110,569
Riskified Ltd.	48,600	461,214
Riskified Ltd.:
Class A	208,887	1,883,221
Class B	417,774	3,766,442
Salesforce.com, Inc. (a)	984,949	280,671,067
SentinelOne, Inc.	46,700	2,520,399
ServiceNow, Inc. (a)	35,800	23,187,660
Stripe, Inc. Class B (a)(c)(d)	43,500	1,745,438
Taboola.com Ltd.	895,083	6,683,585
The Trade Desk, Inc. (a)	43,200	4,467,744
UiPath, Inc. Class A (a)	237,748	11,471,341
Workday, Inc. Class A (a)	15,832	4,341,609
Zendesk, Inc. (a)	26,595	2,715,615
Zoom Video Communications, Inc. Class A (a)	62,553	13,224,330
Zscaler, Inc. (a)	51,065	17,718,023
		1,408,642,783
Technology Hardware, Storage & Peripherals - 9.6%
Apple, Inc.	7,390,328	1,221,621,218
IonQ, Inc. (c)	110,871	2,640,947
Pure Storage, Inc. Class A (a)	1,416,658	43,873,898
Samsung Electronics Co. Ltd.	55,773	3,360,955
		1,271,497,018

TOTAL INFORMATION TECHNOLOGY		5,449,947,347

MATERIALS - 0.7%
Chemicals - 0.3%
Albemarle Corp. U.S.	21,000	5,596,290
CF Industries Holdings, Inc.	95,100	5,762,109
Corteva, Inc.	397,600	17,892,000
DuPont de Nemours, Inc.	109,446	8,094,626
The Mosaic Co.	116,900	4,000,318
		41,345,343
Containers & Packaging - 0.1%
Sealed Air Corp.	53,700	3,335,844
Metals & Mining - 0.3%
Barrick Gold Corp. (Canada)	247,100	4,696,535
Freeport-McMoRan, Inc.	839,200	31,117,536
Newmont Corp.	35,200	1,933,184
Rio Tinto PLC sponsored ADR	66,700	4,181,423
		41,928,678

TOTAL MATERIALS		86,609,865

REAL ESTATE - 0.3%
Equity Real Estate Investment Trusts (REITs) - 0.2%
American Tower Corp.	52,598	13,805,923
Equinix, Inc.	4,300	3,492,460
Simon Property Group, Inc.	85,600	13,083,104
		30,381,487
Real Estate Management & Development - 0.1%
CBRE Group, Inc. (a)	50,900	4,864,513

TOTAL REAL ESTATE		35,246,000

TOTAL COMMON STOCKS
(Cost $3,453,018,700)		12,898,304,830

Preferred Stocks - 1.9%
Convertible Preferred Stocks - 1.8%
COMMUNICATION SERVICES - 0.1%
Diversified Telecommunication Services - 0.1%
Starry, Inc.:
Series B (a)(c)	2,961,147	4,515,512
Series C (a)(c)	1,339,018	2,041,895
Series D (a)(c)	1,344,355	2,050,034
Series E3 (c)	975,268	1,487,206
		10,094,647
CONSUMER DISCRETIONARY - 0.3%
Automobiles - 0.0%
Rad Power Bikes, Inc.:
Series A (c)(d)	32,487	311,349
Series C (c)(d)	127,831	1,225,107
Series D (c)(d)	215,900	2,069,142
		3,605,598
Hotels, Restaurants & Leisure - 0.0%
MOD Super Fast Pizza Holdings LLC:
Series 3 (a)(c)(d)(f)	16,248	3,551,236
Series 4 (a)(c)(d)(f)	1,483	306,195
Series 5 (a)(c)(d)(f)	5,955	1,159,974
		5,017,405
Internet & Direct Marketing Retail - 0.2%
GoBrands, Inc.:
Series G (c)(d)	26,833	10,424,352
Series H (c)(d)	21,372	8,302,808
Instacart, Inc.:
Series H (c)(d)	13,904	1,420,155
Series I (c)(d)	6,341	647,670
Reddit, Inc.:
Series B (a)(c)(d)	37,935	2,344,171
Series E (c)(d)	5,127	316,820
Series F (c)(d)	40,428	2,498,224
		25,954,200
Textiles, Apparel & Luxury Goods - 0.1%
Discord, Inc. Series I (c)(d)	1,400	770,874
DNA Script Series C (c)(d)	2,060	1,752,185
Freenome, Inc.:
Series C (a)(c)(d)	190,858	1,439,508
Series D (c)(d)	91,538	690,407
Laronde, Inc. Series B (c)(d)	66,432	1,860,096
		6,513,070
TOTAL CONSUMER DISCRETIONARY		41,090,273
CONSUMER STAPLES - 0.1%
Food & Staples Retailing - 0.1%
Blink Health, Inc. Series C (a)(c)(d)	197,068	7,524,056
Food Products - 0.0%
AgBiome LLC:
Series C (a)(c)(d)	338,565	2,006,942
Series D (c)(d)	126,371	749,101
Bowery Farming, Inc. Series C1 (c)(d)	27,136	1,634,925
		4,390,968
Tobacco - 0.0%
JUUL Labs, Inc. Series E (a)(c)(d)	6,648	326,417
TOTAL CONSUMER STAPLES		12,241,441
FINANCIALS - 0.1%
Diversified Financial Services - 0.1%
Paragon Biosciences Emalex Capital, Inc.:
Series B (a)(c)(d)	198,234	1,675,077
Series C (c)(d)	115,792	978,442
Sonder Holdings, Inc.:
Series D1 (a)(c)	265,415	3,284,410
Series E (a)(c)	420,126	5,198,900
		11,136,829
HEALTH CARE - 0.5%
Biotechnology - 0.4%
Ankyra Therapeutics Series B (c)(d)	257,347	1,449,327
Asimov, Inc. Series B (c)(d)	15,783	1,462,779
Bright Peak Therapeutics AG Series B (c)(d)	239,403	935,108
Caris Life Sciences, Inc. Series D (c)(d)	255,590	2,070,279
Deep Genomics, Inc. Series C (c)(d)	129,534	1,878,398
Element Biosciences, Inc.:
Series B (a)(c)(d)	250,956	5,158,902
Series C (c)(d)	101,911	2,094,984
ElevateBio LLC Series C (c)(d)	332,500	1,242,885
EQRx, Inc. Series B (c)	1,415,792	7,191,657
Generate Biomedicines Series B (c)(d)	157,390	1,865,072
Inscripta, Inc.:
Series D (c)(d)	308,833	2,726,995
Series E (c)(d)	222,357	1,963,412
Intarcia Therapeutics, Inc. Series EE (a)(c)(d)	116,544	2,117,604
National Resilience, Inc.:
Series B (c)(d)	251,448	11,166,806
Series C (c)(d)	44,850	1,991,789
Quell Therapeutics Ltd. Series B (c)(d)	760,965	1,438,224
Sonoma Biotherapeutics, Inc.:
Series B (c)(d)	481,325	1,116,674
Series B1 (c)(d)	256,702	595,549
T-Knife Therapeutics, Inc. Series B (c)(d)	199,356	1,150,045
Treeline Biosciences Series A (c)(d)	250,200	1,958,441
		51,574,930
Health Care Equipment & Supplies - 0.0%
Kardium, Inc. Series D6 (c)(d)	1,136,853	1,154,861
Health Care Providers & Services - 0.0%
Boundless Bio, Inc. Series B (c)(d)	616,102	831,738
Conformal Medical, Inc. Series C (a)(c)(d)	240,750	1,218,195
Scorpion Therapeutics, Inc. Series B (c)(d)	242,077	457,526
		2,507,459
Health Care Technology - 0.0%
Aledade, Inc. Series B1 (c)(d)	22,992	880,380
PrognomIQ, Inc.:
Series A5 (a)(c)(d)	83,544	213,873
Series B (a)(c)(d)	198,721	508,726
Wugen, Inc. Series B (c)(d)	96,718	750,038
		2,353,017
Pharmaceuticals - 0.1%
Castle Creek Pharmaceutical Holdings, Inc.:
Series B (a)(c)(d)	4,910	2,502,185
Series C (a)(c)(d)	2,570	1,309,698
Nohla Therapeutics, Inc. Series B (a)(c)(d)	3,126,919	31
		3,811,914
TOTAL HEALTH CARE		61,402,181
INDUSTRIALS - 0.2%
Aerospace & Defense - 0.2%
Space Exploration Technologies Corp. Series G (a)(c)(d)	53,937	30,204,720
Construction & Engineering - 0.0%
Beta Technologies, Inc. Series A (c)(d)	10,986	804,944
Transportation Infrastructure - 0.0%
Delhivery Private Ltd. Series H (c)(d)	6,466	3,069,843
TOTAL INDUSTRIALS		34,079,507
INFORMATION TECHNOLOGY - 0.4%
Communications Equipment - 0.1%
Meesho Series F (c)(d)	62,461	4,789,029
Xsight Labs Ltd. Series D (c)(d)	167,386	1,338,418
		6,127,447
Electronic Equipment & Components - 0.0%
Enevate Corp. Series E (c)(d)	814,561	903,091
IT Services - 0.1%
AppNexus, Inc. Series E (Escrow) (a)(c)(d)	209,665	6,567
ByteDance Ltd. Series E1 (c)(d)	84,766	11,063,658
		11,070,225
Semiconductors & Semiconductor Equipment - 0.0%
Astera Labs, Inc. Series C (c)(d)	371,500	1,248,909
GaN Systems, Inc.:
Series F1 (c)(d)	50,937	431,946
Series F2 (c)(d)	26,897	228,087
SiMa.ai Series B (c)(d)	338,113	2,207,878
Tenstorrent, Inc. Series C1 (c)(d)	21,000	1,248,540
		5,365,360
Software - 0.2%
Databricks, Inc.:
Series G (c)(d)	17,742	3,911,266
Series H (c)(d)	18,818	4,148,473
Dataminr, Inc. Series D (a)(c)(d)	442,241	17,464,097
Evozyne LLC Series A (c)(d)	101,400	2,278,458
Jet.Com, Inc. Series B1 (Escrow) (a)(c)(d)	2,105,094	21
Nuvia, Inc. Series B (a)(c)	239,670	195,863
Skyryse, Inc. Series B (c)(d)	117,170	2,891,752
Stripe, Inc. Series H (c)(d)	19,200	770,400
		31,660,330
TOTAL INFORMATION TECHNOLOGY		55,126,453
MATERIALS - 0.1%
Chemicals - 0.0%
Farmers Business Network, Inc. Series G (c)(d)	36,990	2,299,217
Metals & Mining - 0.1%
Diamond Foundry, Inc. Series C (c)(d)	355,446	8,932,358
TOTAL MATERIALS		11,231,575
UTILITIES - 0.0%
Independent Power and Renewable Electricity Producers - 0.0%
Redwood Materials Series C (c)(d)	16,253	770,449

TOTAL CONVERTIBLE PREFERRED STOCKS		237,173,355

Nonconvertible Preferred Stocks - 0.1%
CONSUMER DISCRETIONARY - 0.0%
Automobiles - 0.0%
Neutron Holdings, Inc. Series 1D (a)(c)(d)	5,678,726	397,511
Waymo LLC Series A2 (a)(c)(d)	10,731	984,269
		1,381,780
HEALTH CARE - 0.1%
Pharmaceuticals - 0.1%
Castle Creek Pharmaceutical Holdings, Inc. Series A4 (a)(c)(d)	13,511	6,885,341
Faraday Pharmaceuticals, Inc. Series B (a)(c)(d)	219,824	353,917
		7,239,258

TOTAL NONCONVERTIBLE PREFERRED STOCKS		8,621,038

TOTAL PREFERRED STOCKS
(Cost $178,956,831)		245,794,393
	Principal Amount	Value

Convertible Bonds - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Automobiles - 0.0%
Neutron Holdings, Inc.:
0% 10/27/25 (c)(d)	1,347,300	1,347,300
4% 5/22/27 (c)(d)	857,900	857,900
4% 6/12/27 (c)(d)	25,455	25,455
		2,230,655
FINANCIALS - 0.0%
Diversified Financial Services - 0.0%
Sonder Holdings, Inc. 0% (c)(g)	1,610,776	1,552,989
HEALTH CARE - 0.0%
Pharmaceuticals - 0.0%
Castle Creek Pharmaceutical Holdings, Inc. 0.13% (c)(d)(g)	242,100	242,100
TOTAL CONVERTIBLE BONDS
(Cost $4,083,531)		4,025,744

Preferred Securities - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Internet & Direct Marketing Retail - 0.0%
Circle Internet Financial Ltd. 0% (c)(g)	2,227,100	2,848,416
HEALTH CARE - 0.0%
Biotechnology - 0.0%
Intarcia Therapeutics, Inc. 6% 7/18/22 (c)(d)	614,446	883,587
Health Care Equipment & Supplies - 0.0%
Kardium, Inc. 0% (c)(d)(g)	1,612,660	1,612,660

TOTAL HEALTH CARE		2,496,247

INFORMATION TECHNOLOGY - 0.0%
Electronic Equipment & Components - 0.0%
Enevate Corp. 0% 1/29/23 (c)(d)	346,804	346,804
Semiconductors & Semiconductor Equipment - 0.0%
GaN Systems, Inc. 0% (c)(d)(g)	1,193,899	1,193,899
Tenstorrent, Inc. 0% (c)(d)(g)	1,170,000	1,170,000
		2,363,899

TOTAL INFORMATION TECHNOLOGY		2,710,703

TOTAL PREFERRED SECURITIES
(Cost $7,164,909)		8,055,366
	Shares	Value

Money Market Funds - 3.0%
Fidelity Cash Central Fund 0.06% (h)	76,598,035	76,613,355
Fidelity Securities Lending Cash Central Fund 0.07% (h)(i)	317,527,677	317,559,429
TOTAL MONEY MARKET FUNDS
(Cost $394,172,784)		394,172,784
TOTAL INVESTMENT IN SECURITIES - 102.8%
(Cost $4,037,396,755)		13,550,353,117
NET OTHER ASSETS (LIABILITIES) - (2.8)%		(372,248,767)
NET ASSETS - 100%		$13,178,104,350

Legend

 (a) Non-income producing

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $150,300,006 or 1.1% of net assets.

 (c) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $478,657,611 or 3.6% of net assets.

 (d) Level 3 security

 (e) Security or a portion of the security is on loan at period end.

 (f) Investment is owned by a wholly-owned subsidiary (Subsidiary) that is treated as a corporation for U.S. tax purposes.

 (g) Security is perpetual in nature with no stated maturity date.

 (h) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (i) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
23andMe Holding Co.	2/3/21	$853,000
Adimab LLC	9/17/14 - 6/5/15	$11,583,995
AgBiome LLC Series C	6/29/18	$2,144,369
AgBiome LLC Series D	9/3/21	$749,101
Aledade, Inc. Series B1	5/7/21	$880,380
Ankyra Therapeutics Series B	8/26/21	$1,449,327
Ant International Co. Ltd. Class C	5/16/18	$2,351,948
AppNexus, Inc. Series E (Escrow)	8/1/14	$0
Asimov, Inc. Series B	10/29/21	$1,462,779
Astera Labs, Inc. Series C	8/24/21	$1,248,909
Beta Technologies, Inc. Series A	4/9/21	$804,944
Bird Global, Inc.	5/11/21	$2,796,390
Blink Health, Inc. Series A1	12/30/20	$232,676
Blink Health, Inc. Series C	11/7/19 - 7/14/21	$7,523,268
Boundless Bio, Inc. Series B	4/23/21	$831,738
Bowery Farming, Inc. Series C1	5/18/21	$1,634,925
Bright Peak Therapeutics AG Series B	5/14/21	$935,108
ByteDance Ltd. Series E1	11/18/20	$9,288,165
Caris Life Sciences, Inc. Series D	5/11/21	$2,070,279
Castle Creek Pharmaceutical Holdings, Inc. Series A4	9/29/16	$4,471,547
Castle Creek Pharmaceutical Holdings, Inc. Series B	10/9/18	$2,022,184
Castle Creek Pharmaceutical Holdings, Inc. Series C	12/9/19	$1,058,455
Castle Creek Pharmaceutical Holdings, Inc. 0.13%	6/28/21	$242,100
Cibus Corp. Series C	2/16/18	$2,400,000
Cibus Corp. Series D	5/10/19	$938,700
Cibus Corp. Series E	6/23/21	$217,694
Cipher Mining, Inc.	3/4/21	$601,170
Circle Internet Financial Ltd. 0%	5/11/21	$2,227,100
Conformal Medical, Inc. Series C	7/24/20	$882,846
Cyclerion Therapeutics, Inc.	4/2/19	$2,229,495
Databricks, Inc. Series G	2/1/21	$3,146,861
Databricks, Inc. Series H	8/31/21	$4,148,473
Dataminr, Inc. Series D	2/18/15 - 3/6/15	$5,638,573
Deep Genomics, Inc. Series C	7/21/21	$1,878,398
Delhivery Private Ltd. Series H	5/20/21	$3,156,208
Diamond Foundry, Inc. Series C	3/15/21	$8,530,704
Discord, Inc. Series I	9/15/21	$770,874
DNA Script Series C	10/1/21	$1,791,891
Dragonfly Therapeutics, Inc.	12/19/19	$3,336,950
Element Biosciences, Inc. Series B	12/13/19	$1,315,160
Element Biosciences, Inc. Series C	6/21/21	$2,094,954
ElevateBio LLC Series C	3/9/21	$1,394,838
Enevate Corp. Series E	1/29/21	$903,092
Enevate Corp. 0% 1/29/23	1/29/21	$346,804
Epic Games, Inc.	7/13/20 - 7/30/20	$6,785,000
EQRx, Inc. Series B	11/19/20	$3,881,960
Evozyne LLC Series A	4/9/21	$2,278,458
Fanatics, Inc. Class A	8/13/20	$2,208,313
Faraday Pharmaceuticals, Inc. Series B	12/30/19	$288,996
Farmers Business Network, Inc. Series G	9/15/21	$2,299,217
Freenome, Inc. Series C	8/14/20	$1,262,201
Freenome, Inc. Series D	11/22/21	$690,407
GaN Systems, Inc. Series F1	11/30/21	$431,946
GaN Systems, Inc. Series F2	11/30/21	$228,087
GaN Systems, Inc. 0%	11/30/21	$1,193,899
Gemini Therapeutics, Inc.	2/5/21	$1,320,410
Generate Biomedicines Series B	11/2/21	$1,865,072
GoBrands, Inc. Series G	3/2/21	$6,700,664
GoBrands, Inc. Series H	7/22/21	$8,302,821
Inscripta, Inc. Series D	11/13/20	$1,411,367
Inscripta, Inc. Series E	3/30/21	$1,963,412
Instacart, Inc. Series H	11/13/20	$834,240
Instacart, Inc. Series I	2/26/21	$792,625
Intarcia Therapeutics, Inc. Series EE	9/2/16	$6,992,640
Intarcia Therapeutics, Inc. 6% 7/18/22	2/26/19	$614,446
IonQ, Inc.	3/7/21	$1,108,710
Jet.Com, Inc. Series B1 (Escrow)	3/19/18	$0
JUUL Labs, Inc. Class A	7/6/18	$392,042
JUUL Labs, Inc. Series E	7/6/18	$196,006
Kardium, Inc. Series D6	12/30/20	$1,154,861
Kardium, Inc. 0%	12/30/20	$1,612,660
Laronde, Inc. Series B	8/13/21	$1,860,096
Lucid Motors, Inc.	2/22/21	$1,281,000
Meesho Series F	9/21/21	$4,789,029
MOD Super Fast Pizza Holdings LLC Series 3	11/3/16	$2,225,976
MOD Super Fast Pizza Holdings LLC Series 4	12/14/17	$207,516
MOD Super Fast Pizza Holdings LLC Series 5	5/15/19	$848,707
National Resilience, Inc. Series B	12/1/20	$3,434,780
National Resilience, Inc. Series C	6/28/21	$1,991,789
Neutron Holdings, Inc.	2/4/21	$4,384
Neutron Holdings, Inc. Series 1D	1/25/19	$1,377,091
Neutron Holdings, Inc. 0% 10/27/25	10/29/21	$1,347,300
Neutron Holdings, Inc. 4% 5/22/27	6/4/20	$857,900
Neutron Holdings, Inc. 4% 6/12/27	6/12/20	$25,455
Nohla Therapeutics, Inc. Series B	5/1/18	$1,099,781
Nuvation Bio, Inc.	2/10/21	$4,231,840
Nuvia, Inc. Series B	3/16/21	$195,862
Paragon Biosciences Emalex Capital, Inc. Series B	9/18/19	$2,020,004
Paragon Biosciences Emalex Capital, Inc. Series C	2/26/21	$1,238,974
PrognomIQ, Inc. Series A5	8/20/20	$50,461
PrognomIQ, Inc. Series B	9/11/20	$454,100
Quell Therapeutics Ltd. Series B	11/24/21	$1,438,224
Rad Power Bikes, Inc.	1/21/21	$1,202,019
Rad Power Bikes, Inc. Series A	1/21/21	$156,712
Rad Power Bikes, Inc. Series C	1/21/21	$616,636
Rad Power Bikes, Inc. Series D	9/17/21	$2,069,142
Reddit, Inc. Series B	7/26/17	$538,544
Reddit, Inc. Series E	5/18/21	$217,765
Reddit, Inc. Series F	8/11/21	$2,498,224
Redwood Materials Series C	5/28/21	$770,449
Scorpion Therapeutics, Inc. Series B	1/8/21	$585,688
Seer, Inc. Class A	12/8/20	$1,433,227
Sema4 Holdings Corp.	2/9/21	$1,360,000
SiMa.ai Series B	5/10/21	$1,733,641
Skyhawk Therapeutics, Inc.	5/21/21	$2,069,954
Skyryse, Inc. Series B	10/21/21	$2,891,752
Sonder Holdings, Inc. Series D1	12/20/19	$2,785,793
Sonder Holdings, Inc. Series E	4/3/20 - 5/6/20	$4,523,454
Sonder Holdings, Inc. 0%	3/18/21	$1,610,776
Sonoma Biotherapeutics, Inc. Series B	7/26/21	$951,243
Sonoma Biotherapeutics, Inc. Series B1	7/26/21	$760,993
Space Exploration Technologies Corp. Class A	10/16/15 - 4/6/17	$12,876,729
Space Exploration Technologies Corp. Series G	1/20/15	$4,177,960
Starry, Inc. Series B	12/1/16	$1,601,981
Starry, Inc. Series C	12/8/17	$1,234,575
Starry, Inc. Series D	3/6/19	$1,922,428
Starry, Inc. Series E3	3/31/21	$1,638,450
Stripe, Inc. Class B	5/18/21	$1,745,585
Stripe, Inc. Series H	3/15/21	$770,400
T-Knife Therapeutics, Inc. Series B	6/30/21	$1,150,045
Tenstorrent, Inc. Series C1	4/23/21	$1,248,540
Tenstorrent, Inc. 0%	4/23/21	$1,170,000
The Beauty Health Co.	12/8/20	$5,538,280
The Oncology Institute, Inc.	6/28/21	$3,773,750
Tory Burch LLC	5/14/15	$17,704,966
Treeline Biosciences Series A	7/30/21	$1,958,441
Waymo LLC Series A2	5/8/20	$921,441
WeWork, Inc.	3/25/21	$6,790,380
Wugen, Inc. Series B	7/9/21	$750,038
Xsight Labs Ltd. Series D	2/16/21	$1,338,418
Yumanity Therapeutics, Inc.	12/22/20	$449,190
Zomato Ltd.	12/9/20 - 2/10/21	$4,714,002

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.06%	$265,150,566	$5,992,292,387	$6,180,829,493	$77,671	$(105)	$--	$76,613,355	0.1%
Fidelity Securities Lending Cash Central Fund 0.07%	209,755,325	1,259,145,416	1,151,341,312	1,157,385	--	--	317,559,429	1.0%
Total	$474,905,891	$7,251,437,803	$7,332,170,805	$1,235,056	$(105)	$--	$394,172,784

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of November 30, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$1,608,882,928	$1,594,759,016	$14,123,912	$--
Consumer Discretionary	3,068,075,542	2,862,335,286	134,595,887	71,144,369
Consumer Staples	247,091,715	232,916,898	952,565	13,222,252
Energy	105,607,830	105,607,830	--	--
Financials	249,209,260	185,837,246	16,293,355	47,078,659
Health Care	1,562,755,367	1,414,315,119	78,603,704	69,836,544
Industrials	663,544,892	540,203,934	11,684,267	111,656,691
Information Technology	5,505,073,800	5,427,563,963	12,333,248	65,176,589
Materials	97,841,440	86,609,865	--	11,231,575
Real Estate	35,246,000	35,246,000	--	--
Utilities	770,449	--	--	770,449
Corporate Bonds	4,025,744	--	1,552,989	2,472,755
Preferred Securities	8,055,366	--	2,848,416	5,206,950
Money Market Funds	394,172,784	394,172,784	--	--
Total Investments in Securities:	$13,550,353,117	$12,879,567,941	$272,988,343	$397,796,833
Net unrealized depreciation on unfunded commitments	$(462,888)	$--	$(462,888)	$--

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

Investments in Securities:
Beginning Balance	$294,336,731
Net Realized Gain (Loss) on Investment Securities	(858,754)
Net Unrealized Gain (Loss) on Investment Securities	98,305,914
Cost of Purchases	117,713,368
Proceeds of Sales	(8,275,501)
Amortization/Accretion	--
Transfers into Level 3	4,777
Transfers out of Level 3	(103,429,702)
Ending Balance	$397,796,833
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at November 30, 2021	$97,621,263

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Cost of purchases and proceeds of sales may include securities received and/or delivered through in-kind transactions. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		November 30, 2021
Assets
Investment in securities, at value (including securities loaned of $294,732,208) — See accompanying schedule: Unaffiliated issuers (cost $3,643,223,971)	$13,156,180,333
Fidelity Central Funds (cost $394,172,784)	394,172,784
Total Investment in Securities (cost $4,037,396,755)		$13,550,353,117
Restricted cash		50,000
Foreign currency held at value (cost $61)		61
Receivable for investments sold		765,900,717
Receivable for fund shares sold		3,564
Dividends receivable		3,403,785
Interest receivable		53,423
Distributions receivable from Fidelity Central Funds		90,468
Other receivables		11,752
Total assets		14,319,866,887
Liabilities
Payable to custodian bank	$2,157,508
Payable for investments purchased	374,328
Unrealized depreciation on unfunded commitments	462,888
Payable for fund shares redeemed	807,254,565
Payable for daily variation margin on futures contracts	10,970,835
Other payables and accrued expenses	2,993,370
Collateral on securities loaned	317,549,043
Total liabilities		1,141,762,537
Net Assets		$13,178,104,350
Net Assets consist of:
Paid in capital		$93,030,755
Total accumulated earnings (loss)		13,085,073,595
Net Assets		$13,178,104,350
Net Asset Value, offering price and redemption price per share ($13,178,104,350 ÷ 450,457,555 shares)		$29.25

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended November 30, 2021
Investment Income
Dividends		$46,574,770
Special dividends		6,515,680
Interest		41,910
Income from Fidelity Central Funds (including $1,157,385 from security lending)		1,235,056
Total income		54,367,416
Expenses
Custodian fees and expenses	$246,251
Independent trustees' fees and expenses	51,318
Interest	3,736
Miscellaneous	515
Total expenses before reductions	301,820
Expense reductions	(215)
Total expenses after reductions		301,605
Net investment income (loss)		54,065,811
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $8,061)	3,566,465,466
Fidelity Central Funds	(105)
Foreign currency transactions	(22,131)
Futures contracts	7,889,631
Total net realized gain (loss)		3,574,332,861
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $1,924,143)	390,945,081
Unfunded commitments	(462,888)
Assets and liabilities in foreign currencies	(140,042)
Total change in net unrealized appreciation (depreciation)		390,342,151
Net gain (loss)		3,964,675,012
Net increase (decrease) in net assets resulting from operations		$4,018,740,823

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended November 30, 2021	Year ended November 30, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$54,065,811	$46,932,727
Net realized gain (loss)	3,574,332,861	3,178,978,384
Change in net unrealized appreciation (depreciation)	390,342,151	2,867,334,103
Net increase (decrease) in net assets resulting from operations	4,018,740,823	6,093,245,214
Distributions to shareholders	(3,221,895,370)	(1,132,911,379)
Share transactions
Proceeds from sales of shares	2,049,321,658	499,706,790
Reinvestment of distributions	3,221,895,370	1,132,911,380
Cost of shares redeemed	(5,726,877,650)	(4,929,691,968)
Net increase (decrease) in net assets resulting from share transactions	(455,660,622)	(3,297,073,798)
Total increase (decrease) in net assets	341,184,831	1,663,260,037
Net Assets
Beginning of period	12,836,919,519	11,173,659,482
End of period	$13,178,104,350	$12,836,919,519
Other Information
Shares
Sold	82,597,344	24,734,345
Issued in reinvestment of distributions	142,941,232	64,811,864
Redeemed	(217,576,432)	(230,314,457)
Net increase (decrease)	7,962,144	(140,768,248)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Series Growth Company Fund

Years ended November 30,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$29.01	$19.16	$17.61	$18.19	$13.49
Income from Investment Operations
Net investment income (loss)A	.10B	.09	.11	.15C	.07
Net realized and unrealized gain (loss)	7.43	11.72	3.31	1.02	4.96
Total from investment operations	7.53	11.81	3.42	1.17	5.03
Distributions from net investment income	(.16)	(.13)	(.15)	(.09)	(.02)
Distributions from net realized gain	(7.13)	(1.84)	(1.72)	(1.66)	(.31)
Total distributions	(7.29)	(1.96)D	(1.87)	(1.75)	(.33)
Net asset value, end of period	$29.25	$29.01	$19.16	$17.61	$18.19
Total ReturnE	33.42%	68.41%	23.24%	6.96%	38.10%
Ratios to Average Net AssetsF,G
Expenses before reductions	- %H	- %H	- %H	- %H	.38%
Expenses net of fee waivers, if any	- %H	- %H	- %H	- %H	.38%
Expenses net of all reductions	- %H	- %H	- %H	- %H	.37%
Net investment income (loss)	.40%B	.41%	.64%	.79%C	.43%
Supplemental Data
Net assets, end of period (000 omitted)	$13,178,104	$12,836,920	$11,173,659	$11,276,470	$11,622,162
Portfolio turnover rateI	34%	18%	19%J	23%	15%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.01 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .35%.

 C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.03 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .65%.

 D Total distributions per share do not sum due to rounding.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount represents less than $.005 per share.

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended November 30, 2021

1. Organization.

Fidelity Series Growth Company Fund (the Fund) is a fund of Fidelity Mt. Vernon Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered only to certain other Fidelity funds and Fidelity managed 529 plans. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security's underlying assets and liabilities.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds and preferred securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in Input(a)
Equities	$ 390,110,304	Market comparable	Discount rate	40.0% - 75.0% / 47.3%	Decrease
			Premium rate	25.0% - 84.8% / 43.3%	Increase
			Discount for lack of marketability	10.0% - 15.0% / 13.0%	Decrease
			Enterprise Value/EBITDA multiple (EV/EBITDA)	11.0 – 17.5 / 12.9	Increase
			Enterprise Value/Sales multiple (EV/S)	1.5 – 19.7 /10.8	Increase
			Price/Earnings multiple	8.1	Increase
			Enterprise Value/Gross Profit multiple (EV/GP)	15.2	Increase
			Liquidity preference	$194.79 - $218.56 / $206.61	Increase
		Recovery value	Recovery value	0.0% - 18.2% / 18.1%	Increase
		Market approach	Transaction price	$1.02 - $850.58 / $300.48	Increase
			Discount rate	18.8%	Decrease
			Premium rate	11.8% - 38.0% / 24.3%	Increase
			Discount for lack of marketability	10.0% - 15.0% / 14.8%	Decrease
		Discounted cash flow	Discount rate	10.1% - 25.0% / 11.1%	Decrease
			Growth rate	3.5% - 5.0% / 3.5%	Increase
		Recovery value	Recovery value	1.9% - 4.6% / 3.4%	Increase
Corporate Bonds	$ 2,472,755	Market approach	Transaction price	$100.00	Increase
Preferred Securities	$ 5,206,950	Recovery value	Recovery value	127.2%	Increase
		Market approach	Transaction price	$100.00	Increase

 (a) Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of November 30, 2021, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of November 30, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, certain foreign taxes, partnerships, passive foreign investment companies (PFIC) and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$9,750,943,928
Gross unrealized depreciation	(287,592,388)
Net unrealized appreciation (depreciation)	$9,463,351,540
Tax Cost	$4,086,538,689

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$376,660,328
Undistributed long-term capital gain	$3,248,018,291
Net unrealized appreciation (depreciation) on securities and other investments	$9,463,265,587

The tax character of distributions paid was as follows:

	November 30, 2021	November 30, 2020
Ordinary Income	$146,831,745	$ 73,872,978
Long-term Capital Gains	3,075,063,625	1,059,038,401
Total	$3,221,895,370	$ 1,132,911,379

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

Special Purpose Acquisition Companies. Funds may invest in stock, warrants, and other securities of special purpose acquisition companies (SPACs) or similar special purpose entities. A SPAC is a publicly traded company that raises investment capital via an initial public offering (IPO) for the purpose of acquiring the equity securities of one or more existing companies via merger, business combination, acquisition or other similar transactions within a designated time frame.

Private Investment in Public Equity. Funds may acquire equity securities of an issuer through a private investment in a public equity (PIPE) transaction, including through commitments to purchase securities on a when-issued basis. A PIPE typically involves the purchase of securities directly from a publicly traded company in a private placement transaction. Securities purchased through PIPE transactions will be restricted from trading and considered illiquid until a resale registration statement for the shares is filed and declared effective.

At period end, the Fund had commitments to purchase when-issued securities through PIPE transactions with SPACs. The commitments are contingent upon the SPACs acquiring the securities of target companies. Unrealized appreciation (depreciation) on these commitments is separately presented in the Statements of Assets and Liabilities as Unrealized appreciation (depreciation) on unfunded commitments, and in the Statement of Operations as Change in unrealized appreciation (depreciation) on unfunded commitments.

Consolidated Subsidiary. The Funds included in the table below hold certain investments through a wholly-owned subsidiary ("Subsidiary"), which may be subject to federal and state taxes upon disposition.

As of period end, investments in Subsidiaries were as follows:

	$ Amount	% of Net Assets
Fidelity Series Growth Company Fund	72,000,163.55

The financial statements have been consolidated to include the Subsidiary accounts where applicable. Accordingly, all inter-company transactions and balances have been eliminated.

At period end, any estimated tax liability for these investments is presented as "Deferred taxes" in the Statement of Assets and Liabilities and included in "Change in net unrealized appreciation (depreciation) on investment securities" in the Statement of Operations. The tax liability incurred may differ materially depending on conditions when these investments are disposed. Any cash held by a Subsidiary is restricted as to its use and is presented as "Restricted cash" in the Statement of Assets and Liabilities, if applicable.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Series Growth Company Fund	4,574,307,608	8,175,103,787

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund does not pay a management fee. Under the management contract, the investment adviser or an affiliate pays all ordinary operating expenses of the Fund, except custody fees, fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Series Growth Company Fund	$95,213

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Series Growth Company Fund	Borrower	$54,432,750.31%		$3,736

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Series Growth Company Fund	520,687,465	611,140,082	238,313,909

Other. During the period, the investment adviser reimbursed the Fund for certain losses as follows:

Amount ($)
Fidelity Series Growth Company Fund	35,814

7. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The commitment fees on the pro-rata portion of the line of credit are borne by the investment adviser. During the period, there were no borrowings on this line of credit.

8. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Series Growth Company Fund	$117,853	$109,596	$436,959

9. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $215.

10. Other.

A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds and accounts managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Fund.

11. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Mt. Vernon Street Trust and Shareholders of Fidelity Series Growth Company Fund

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Series Growth Company Fund (the "Fund"), a fund of Fidelity Mt. Vernon Street Trust, including the schedule of investments, as of November 30, 2021, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of November 30, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2021, by correspondence with the custodian, issuers of privately offered securities, and brokers; when replies were not received from issuers of privately offered securities and brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

January 14, 2022

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 314 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bettina Doulton (1964)

Year of Election or Appointment: 2020

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Thomas P. Bostick (1956)

Year of Election or Appointment: 2021

Trustee

Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and Managing Partner, Sustainability, of Ridge-Lane Limited Partners (strategic advisory and venture development, 2016-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of NYC Leadership Academy (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Oscar Munoz (1959)

Year of Election or Appointment: 2021

Trustee

Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Investment Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2021 to November 30, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value June 1, 2021	Ending Account Value November 30, 2021	Expenses Paid During Period-B June 1, 2021 to November 30, 2021
Fidelity Series Growth Company Fund	- %-C
Actual		$1,000.00	$1,187.60	$--D
Hypothetical-E		$1,000.00	$1,025.07	$--D

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C Amount represents less than .005%

 D Amount represents less than $.005

 E 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Series Growth Company Fund voted to pay on December 16, 2021, to shareholders of record at the opening of business on December 15, 2021, a distribution of $7.769 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.119 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended November 30, 2021, $3,248,393,314, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 35% of the dividend distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 37% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund designates 1% of the dividend distributed during the fiscal year as a section 199A dividend.

The fund will notify shareholders in January 2022 of amounts for use in preparing 2021 income tax returns.

XS7-ANN-0122
1.968007.108

Fidelity Flex® Funds

Fidelity Flex® Mid Cap Growth Fund

Annual Report

November 30, 2021

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 (for managed account clients) or 1-800-835-5092 (for retirement plan participants) to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2022 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended November 30, 2021	Past 1 year	Life of fundA
Fidelity Flex® Mid Cap Growth Fund	34.25%	23.60%

 A From March 8, 2017

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Flex® Mid Cap Growth Fund on March 8, 2017, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Russell Midcap® Growth Index performed over the same period.

Period Ending Values
$27,263	Fidelity Flex® Mid Cap Growth Fund
$23,278	Russell Midcap® Growth Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 27.92% for the 12 months ending November 30, 2021, with U.S. equities rising on the prospect of a surge in economic growth amid strong corporate earnings, widespread COVID-19 vaccination, fiscal stimulus and fresh spending programs. After the index closed 2020 at an all-time high, investors were hopeful as the new year began. The rollout of three COVID-19 vaccines was underway, the U.S. Federal Reserve pledged to hold interest rates near zero until the economy recovered, and the federal government planned to deploy trillions of dollars to boost consumers and the economy. A flattish May reflected concerns about inflation and jobs, but the rally resumed through August amid strong earnings. In early September, sentiment turned broadly negative due to a host of factors. These included inflationary pressure from surging energy/other commodity prices, rising bond yields, supply constraints and disruption, valuation concerns, and the fast-spreading delta variant of the coronavirus. In addition, the Fed signaled it could soon begin to taper the bond purchases it has made since the onset of the pandemic. The index returned -4.65% in September, its first monthly decline since January, but sharply reversed course with a 7.01% gain in October, driven by strength in earnings and notable improvement in the economy. By sector, energy gained about 57% to lead by a wide margin, followed by financials (+39%), whereas the defensive utilities (+8%) and consumer staples (+9%) groups notably lagged.

Comments from Portfolio Manager Jean Park:  For the fiscal year ending November 30, 2021, the fund gained 34.25%, notably outperforming the 17.72% result of the benchmark Russell Midcap® Growth Index. Versus the benchmark, security selection was the primary contributor, especially in the consumer discretionary sector. Strong picks among information technology stocks – the software & services industry in particular – also helped. Further bolstering the portfolio's relative result were strong investment choices in health care. The biggest individual relative contributor was an outsized stake in Fortinet (+170%), which was among our biggest holdings at the end of the period. Also adding value on a relative basis was the portfolio’s non-benchmark exposure to Airbnb, a position we established this period which gained roughly 158%. Also helping performance was our overweighting in EPAM Systems, which advanced 89% and was another of the fund's largest holdings. Conversely, the biggest detractor from performance versus the benchmark was an underweighting in real estate, followed by an overweighted exposure to health care and consumer staples stocks, and in the case of the latter, especially within the food, beverage & tobacco industry. On an individual basis, not owning Cloudflare, a benchmark component that gained about 151%, was the biggest relative detractor. Avoiding benchmark component Palo Alto Networks (+86%) also hurt. Holding back performance even further was our smaller-than-benchmark stake in Enphase Energy, which rose about roughly 83%. This was a position we established the past 12 months. Notable changes in positioning include a higher allocation to the financials and consumer discretionary sectors.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of November 30, 2021

% of fund's net assets
EPAM Systems, Inc.	2.9
Cadence Design Systems, Inc.	2.7
MSCI, Inc.	2.5
Fortinet, Inc.	2.5
Charles River Laboratories International, Inc.	2.3
ResMed, Inc.	2.3
The Trade Desk, Inc.	2.3
Entegris, Inc.	2.3
West Pharmaceutical Services, Inc.	2.2
DexCom, Inc.	2.0
24.0

Top Five Market Sectors as of November 30, 2021

% of fund's net assets
Information Technology	36.4
Health Care	20.7
Industrials	16.0
Consumer Discretionary	12.0
Financials	7.6

Asset Allocation (% of fund's net assets)

As of November 30, 2021*
Stocks	98.3%
Short-Term Investments and Net Other Assets (Liabilities)	1.7%

 * Foreign investments - 5.4%

Schedule of Investments November 30, 2021

Showing Percentage of Net Assets

Common Stocks - 98.3%
	Shares	Value
COMMUNICATION SERVICES - 1.6%
Entertainment - 0.6%
Roku, Inc. Class A (a)	39	$8,877
Interactive Media & Services - 1.0%
Match Group, Inc. (a)	100	12,999

TOTAL COMMUNICATION SERVICES		21,876

CONSUMER DISCRETIONARY - 12.0%
Distributors - 2.1%
LKQ Corp.	115	6,429
Pool Corp.	40	22,165
		28,594
Diversified Consumer Services - 0.1%
Duolingo, Inc.	10	1,102
Hotels, Restaurants & Leisure - 1.9%
Airbnb, Inc. Class A	20	3,451
Churchill Downs, Inc.	52	11,659
Domino's Pizza, Inc.	18	9,435
Sweetgreen, Inc. Class A	40	1,527
		26,072
Household Durables - 2.2%
D.R. Horton, Inc.	20	1,954
Garmin Ltd.	20	2,671
Lennar Corp. Class A	51	5,358
NVR, Inc. (a)	1	5,225
Tempur Sealy International, Inc.	360	15,422
		30,630
Internet & Direct Marketing Retail - 2.2%
eBay, Inc.	89	6,004
Etsy, Inc. (a)	60	16,475
Global-e Online Ltd.	115	7,641
		30,120
Multiline Retail - 0.5%
Dollar General Corp.	28	6,196
Specialty Retail - 2.9%
AutoZone, Inc. (a)	5	9,085
Best Buy Co., Inc.	24	2,565
Burlington Stores, Inc. (a)	26	7,621
RH (a)	16	9,331
Tractor Supply Co.	20	4,507
Williams-Sonoma, Inc.	33	6,430
		39,539
Textiles, Apparel & Luxury Goods - 0.1%
On Holding AG	50	2,008

TOTAL CONSUMER DISCRETIONARY		164,261

CONSUMER STAPLES - 1.6%
Beverages - 0.5%
Brown-Forman Corp. Class B (non-vtg.)	87	6,121
Food Products - 0.9%
Bunge Ltd.	60	5,194
Darling Ingredients, Inc. (a)	114	7,697
		12,891
Personal Products - 0.2%
Estee Lauder Companies, Inc. Class A	7	2,324
Olaplex Holdings, Inc.	30	809
		3,133

TOTAL CONSUMER STAPLES		22,145

ENERGY - 0.6%
Oil, Gas & Consumable Fuels - 0.6%
PDC Energy, Inc.	160	8,069
FINANCIALS - 7.6%
Capital Markets - 5.6%
Ameriprise Financial, Inc.	27	7,819
LPL Financial	23	3,625
MarketAxess Holdings, Inc.	31	10,933
Moody's Corp.	10	3,906
MSCI, Inc.	55	34,620
Nordnet AB	160	2,983
Raymond James Financial, Inc.	77	7,568
S&P Global, Inc.	10	4,557
Tradeweb Markets, Inc. Class A	14	1,344
		77,355
Consumer Finance - 1.7%
Discover Financial Services	133	14,344
Synchrony Financial	193	8,644
		22,988
Insurance - 0.3%
Arthur J. Gallagher & Co.	25	4,073

TOTAL FINANCIALS		104,416

HEALTH CARE - 20.7%
Biotechnology - 1.6%
Avid Bioservices, Inc. (a)	119	3,637
Horizon Therapeutics PLC (a)	103	10,687
Natera, Inc. (a)	77	7,042
		21,366
Health Care Equipment & Supplies - 7.3%
DexCom, Inc. (a)	49	27,567
Edwards Lifesciences Corp. (a)	34	3,649
IDEXX Laboratories, Inc. (a)	43	26,147
Intuitive Surgical, Inc. (a)	6	1,946
Masimo Corp. (a)	34	9,456
ResMed, Inc.	123	31,347
		100,112
Health Care Providers & Services - 1.4%
Guardant Health, Inc. (a)	10	1,051
Laboratory Corp. of America Holdings (a)	27	7,704
Tenet Healthcare Corp. (a)	150	10,931
		19,686
Health Care Technology - 1.9%
Definitive Healthcare Corp.	100	2,931
Doximity, Inc.	20	1,353
Veeva Systems, Inc. Class A (a)	76	21,476
		25,760
Life Sciences Tools & Services - 8.5%
Agilent Technologies, Inc.	41	6,187
Bio-Rad Laboratories, Inc. Class A (a)	8	6,026
Charles River Laboratories International, Inc. (a)	86	31,465
Maravai LifeSciences Holdings, Inc.	15	689
Mettler-Toledo International, Inc. (a)	18	27,254
Stevanato Group SpA	47	1,121
Waters Corp. (a)	39	12,795
West Pharmaceutical Services, Inc.	67	29,658
		115,195

TOTAL HEALTH CARE		282,119

INDUSTRIALS - 16.0%
Aerospace & Defense - 0.9%
TransDigm Group, Inc. (a)	20	11,561
Building Products - 3.7%
Builders FirstSource, Inc. (a)	138	9,583
Carrier Global Corp.	305	16,507
Fortune Brands Home & Security, Inc.	40	4,021
Trane Technologies PLC	58	10,826
Trex Co., Inc. (a)	73	9,692
		50,629
Commercial Services & Supplies - 2.9%
Cintas Corp.	42	17,732
Copart, Inc. (a)	140	20,322
Tetra Tech, Inc.	8	1,477
		39,531
Construction & Engineering - 0.5%
Quanta Services, Inc.	60	6,827
Electrical Equipment - 3.4%
AMETEK, Inc.	55	7,508
Atkore, Inc. (a)	86	9,159
Generac Holdings, Inc. (a)	45	18,956
Rockwell Automation, Inc.	31	10,422
		46,045
Industrial Conglomerates - 0.3%
Roper Technologies, Inc.	8	3,713
Machinery - 1.9%
IDEX Corp.	28	6,289
Otis Worldwide Corp.	137	11,015
Toro Co.	90	9,050
		26,354
Professional Services - 0.7%
Booz Allen Hamilton Holding Corp. Class A	35	2,938
CoStar Group, Inc. (a)	87	6,765
		9,703
Road & Rail - 1.7%
Old Dominion Freight Lines, Inc.	67	23,796

TOTAL INDUSTRIALS		218,159

INFORMATION TECHNOLOGY - 36.4%
Electronic Equipment & Components - 3.8%
Amphenol Corp. Class A	172	13,860
Keysight Technologies, Inc. (a)	89	17,309
Zebra Technologies Corp. Class A (a)	36	21,196
		52,365
IT Services - 5.5%
Adyen BV (a)(b)	1	2,770
EPAM Systems, Inc. (a)	64	38,945
GoDaddy, Inc. (a)	65	4,561
Okta, Inc. (a)	68	14,636
Snowflake Computing, Inc. (a)	30	10,205
Thoughtworks Holding, Inc.	100	2,920
Toast, Inc.	20	800
		74,837
Semiconductors & Semiconductor Equipment - 7.5%
ASM International NV (Netherlands)	4	1,800
Broadcom, Inc.	6	3,322
Enphase Energy, Inc. (a)	8	2,000
Entegris, Inc.	211	30,823
KLA Corp.	54	22,039
Lam Research Corp.	7	4,759
Marvell Technology, Inc.	82	5,836
NXP Semiconductors NV	26	5,807
Qorvo, Inc. (a)	59	8,628
Skyworks Solutions, Inc.	30	4,550
SolarEdge Technologies, Inc. (a)	37	12,127
		101,691
Software - 19.6%
Adobe, Inc. (a)	6	4,019
ANSYS, Inc. (a)	49	19,183
Atlassian Corp. PLC (a)	20	7,526
AvidXchange Holdings, Inc.	252	5,383
Braze, Inc.	20	1,524
Cadence Design Systems, Inc. (a)	206	36,557
Crowdstrike Holdings, Inc. (a)	24	5,211
DocuSign, Inc. (a)	42	10,347
Duck Creek Technologies, Inc. (a)	159	4,546
Dynatrace, Inc. (a)	140	8,799
Elastic NV (a)	47	7,307
Expensify, Inc.	100	4,514
Five9, Inc. (a)	63	8,967
ForgeRock, Inc.	50	1,340
Fortinet, Inc. (a)	102	33,875
GitLab, Inc.	50	4,827
HubSpot, Inc. (a)	9	7,262
Intuit, Inc.	7	4,566
Monday.com Ltd.	10	3,598
Paycom Software, Inc. (a)	28	12,249
Qualtrics International, Inc.	200	6,472
RingCentral, Inc. (a)	46	9,935
Synopsys, Inc. (a)	73	24,893
The Trade Desk, Inc. (a)	300	31,026
Zscaler, Inc. (a)	11	3,817
		267,743

TOTAL INFORMATION TECHNOLOGY		496,636

MATERIALS - 1.6%
Chemicals - 0.9%
LyondellBasell Industries NV Class A	87	7,580
PT Avia Avian (c)	10,000	649
Sherwin-Williams Co.	12	3,975
		12,204
Metals & Mining - 0.5%
Steel Dynamics, Inc.	120	7,176
Paper & Forest Products - 0.2%
Louisiana-Pacific Corp.	32	2,091

TOTAL MATERIALS		21,471

REAL ESTATE - 0.2%
Equity Real Estate Investment Trusts (REITs) - 0.2%
SBA Communications Corp. Class A	7	2,407
TOTAL COMMON STOCKS
(Cost $776,274)		1,341,559

Money Market Funds - 0.3%
Fidelity Cash Central Fund 0.06% (d)
(Cost $3,900)	3,899	3,900
TOTAL INVESTMENT IN SECURITIES - 98.6%
(Cost $780,174)		1,345,459
NET OTHER ASSETS (LIABILITIES) - 1.4%		18,422
NET ASSETS - 100%		$1,363,881

Legend

 (a) Non-income producing

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $2,770 or 0.2% of net assets.

 (c) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.06%	$3,900	$--	$--	$3	$--	$--	$3,900	0.0%
Total	$3,900	$--	$--	$3	$--	$--	$3,900

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of November 30, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$21,876	$21,876	$--	$--
Consumer Discretionary	164,261	164,261	--	--
Consumer Staples	22,145	22,145	--	--
Energy	8,069	8,069	--	--
Financials	104,416	104,416	--	--
Health Care	282,119	282,119	--	--
Industrials	218,159	218,159	--	--
Information Technology	496,636	493,866	2,770	--
Materials	21,471	20,822	649	--
Real Estate	2,407	2,407	--	--
Money Market Funds	3,900	3,900	--	--
Total Investments in Securities:	$1,345,459	$1,342,040	$3,419	$--

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		November 30, 2021
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $776,274)	$1,341,559
Fidelity Central Funds (cost $3,900)	3,900
Total Investment in Securities (cost $780,174)		$1,345,459
Cash		18,496
Receivable for investments sold		8,528
Dividends receivable		562
Total assets		1,373,045
Liabilities
Payable for investments purchased
Regular delivery	$8,508
Delayed delivery	656
Total liabilities		9,164
Net Assets		$1,363,881
Net Assets consist of:
Paid in capital		$643,202
Total accumulated earnings (loss)		720,679
Net Assets		$1,363,881
Net Asset Value, offering price and redemption price per share ($1,363,881 ÷ 155,255 shares)		$8.78

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended November 30, 2021
Investment Income
Dividends		$4,622
Income from Fidelity Central Funds		3
Total income		4,625
Expenses
Independent trustees' fees and expenses	$5
Total expenses		5
Net investment income (loss)		4,620
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	155,554
Foreign currency transactions	1
Total net realized gain (loss)		155,555
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	188,149
Assets and liabilities in foreign currencies	3
Total change in net unrealized appreciation (depreciation)		188,152
Net gain (loss)		343,707
Net increase (decrease) in net assets resulting from operations		$348,327

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended November 30, 2021	Year ended November 30, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$4,620	$5,399
Net realized gain (loss)	155,555	117,104
Change in net unrealized appreciation (depreciation)	188,152	167,395
Net increase (decrease) in net assets resulting from operations	348,327	289,898
Distributions to shareholders	(119,224)	(469,928)
Share transactions
Reinvestment of distributions	119,224	469,928
Net increase (decrease) in net assets resulting from share transactions	119,224	469,928
Total increase (decrease) in net assets	348,327	289,898
Net Assets
Beginning of period	1,015,554	725,656
End of period	$1,363,881	$1,015,554
Other Information
Shares
Sold	–	–
Issued in reinvestment of distributions	17,105	87,347
Net increase (decrease)	17,105	87,347

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Flex Mid Cap Growth Fund

Years ended November 30,	2021	2020	2019	2018	2017 A
Selected Per–Share Data
Net asset value, beginning of period	$7.35	$14.28	$11.64	$11.25	$10.00
Income from Investment Operations
Net investment income (loss)B	.03	.04C	.12	.13D	.10E
Net realized and unrealized gain (loss)	2.26	2.28	2.60	.35	1.15
Total from investment operations	2.29	2.32	2.72	.48	1.25
Distributions from net investment income	(.05)	(1.53)	(.08)	(.09)	–
Distributions from net realized gain	(.81)	(7.72)	–	–	–
Total distributions	(.86)	(9.25)	(.08)	(.09)	–
Net asset value, end of period	$8.78	$7.35	$14.28	$11.64	$11.25
Total ReturnF	34.25%	39.97%	23.66%	4.29%	12.50%
Ratios to Average Net AssetsG,H
Expenses before reductionsI	-%	-%	-%	-%	- %J
Expenses net of fee waivers, if anyI	-%	-%	-%	-%	- %J
Expenses net of all reductionsI	-%	-%	-%	-%	- %J
Net investment income (loss)	.38%	.68%C	.98%	1.11%D	1.29%E,J
Supplemental Data
Net assets, end of period (000 omitted)	$1,364	$1,016	$726	$15,447	$711
Portfolio turnover rateK	71%	94%	83%	88%	38%J

 A For the period March 8, 2017 (commencement of operations) through November 30, 2017.

 B Calculated based on average shares outstanding during the period.

 C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.01 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .58%.

 D Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.02 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .93%.

 E Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.02 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.14%.

 F Total returns for periods of less than one year are not annualized.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Amount represents less than .005%.

 J Annualized

 K Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended November 30, 2021

1. Organization.

Fidelity Flex Mid Cap Growth Fund (the Fund) is a fund of Fidelity Mt. Vernon Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund is available only to certain fee-based accounts and advisory programs offered by Fidelity.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of November 30, 2021 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of November 30, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC) and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$577,538
Gross unrealized depreciation	(14,581)
Net unrealized appreciation (depreciation)	$562,957
Tax Cost	$782,502

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$64,071
Undistributed long-term capital gain	$93,648
Net unrealized appreciation (depreciation) on securities and other investments	$562,960

The tax character of distributions paid was as follows:

	November 30, 2021	November 30, 2020
Ordinary Income	$57,056	$ 77,525
Long-term Capital Gains	62,168	392,403
Total	$119,224	$ 469,928

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Flex Mid Cap Growth Fund	845,839	844,534

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services and the Fund does not pay any fees for these services. Under the management contract, the investment adviser or an affiliate pays all other expenses of the Fund, excluding fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Flex Mid Cap Growth Fund	$12

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Flex Mid Cap Growth Fund	39,135	73,432	19,298

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The commitment fees on the pro-rata portion of the line of credit are borne by the investment adviser. During the period, there were no borrowings on this line of credit.

7. Other.

A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were owners of record of more than 10% of the outstanding shares as follows:

Fund	Affiliated %
Fidelity Flex Mid Cap Growth Fund	100%

8. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Mt. Vernon Street Trust and Shareholders of Fidelity Flex Mid Cap Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Flex Mid Cap Growth Fund (one of the funds constituting Fidelity Mt. Vernon Street Trust, referred to hereafter as the “Fund”) as of November 30, 2021, the related statement of operations for the year ended November 30, 2021, the statement of changes in net assets for each of the two years in the period ended November 30, 2021, including the related notes, and the financial highlights for each of the four years in the period ended November 30, 2021 and for the period March 8, 2017 (commencement of operations) through November 30, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended November 30, 2021 and the financial highlights for each of the four years in the period ended November 30, 2021 and for the period March 8, 2017 (commencement of operations) through November 30, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

January 13, 2022

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 314 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455 (for managed account clients) or 1-800-835-5092 (for retirement plan participants).

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bettina Doulton (1964)

Year of Election or Appointment: 2020

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Thomas P. Bostick (1956)

Year of Election or Appointment: 2021

Trustee

Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and Managing Partner, Sustainability, of Ridge-Lane Limited Partners (strategic advisory and venture development, 2016-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of NYC Leadership Academy (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Oscar Munoz (1959)

Year of Election or Appointment: 2021

Trustee

Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Investment Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2021 to November 30, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value June 1, 2021	Ending Account Value November 30, 2021	Expenses Paid During Period-B June 1, 2021 to November 30, 2021
Fidelity Flex Mid Cap Growth Fund	- %-C
Actual		$1,000.00	$1,170.70	$--D
Hypothetical-E		$1,000.00	$1,025.07	$--D

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C Amount represents less than .005%.

 D Amount represents less than $.005.

 E 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Flex Mid Cap Growth Fund voted to pay on December 29, 2021, to shareholders of record at the opening of business on December 28, 2021, a distribution of $0.991 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.030 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended November 30, 2021, $93,789, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 99.84% of the short-term capital gain dividends distributed during the fiscal year as qualifying to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The fund designates 8% of the dividend distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 9% of the dividend during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund designates 1% of the dividend distributed during the fiscal year as a section 199A dividend.

The fund will notify shareholders in January 2022 of amounts for use in preparing 2021 income tax returns.

ZDG-ANN-0122
1.9881579.104

Fidelity® Growth Strategies K6 Fund

Annual Report

November 30, 2021

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2022 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended November 30, 2021	Past 1 year	Life of fundA
Fidelity® Growth Strategies K6 Fund	25.64%	18.80%

 A From May 25, 2017

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Growth Strategies K6 Fund on May 25, 2017, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Russell Midcap® Growth Index performed over the same period.

Period Ending Values
$21,791	Fidelity® Growth Strategies K6 Fund
$22,165	Russell Midcap® Growth Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 27.92% for the 12 months ending November 30, 2021, with U.S. equities rising on the prospect of a surge in economic growth amid strong corporate earnings, widespread COVID-19 vaccination, fiscal stimulus and fresh spending programs. After the index closed 2020 at an all-time high, investors were hopeful as the new year began. The rollout of three COVID-19 vaccines was underway, the U.S. Federal Reserve pledged to hold interest rates near zero until the economy recovered, and the federal government planned to deploy trillions of dollars to boost consumers and the economy. A flattish May reflected concerns about inflation and jobs, but the rally resumed through August amid strong earnings. In early September, sentiment turned broadly negative due to a host of factors. These included inflationary pressure from surging energy/other commodity prices, rising bond yields, supply constraints and disruption, valuation concerns, and the fast-spreading delta variant of the coronavirus. In addition, the Fed signaled it could soon begin to taper the bond purchases it has made since the onset of the pandemic. The index returned -4.65% in September, its first monthly decline since January, but sharply reversed course with a 7.01% gain in October, driven by strength in earnings and notable improvement in the economy. By sector, energy gained about 57% to lead by a wide margin, followed by financials (+39%), whereas the defensive utilities (+8%) and consumer staples (+9%) groups notably lagged.

Comments from Portfolio Manager Jean Park:  For the fiscal year ending November 30, 2021, the fund gained 25.64%, outperforming the 17.72% result of the benchmark Russell Midcap® Growth Index. Versus the benchmark, security selection was the primary contributor, especially in the health care sector. Strong picks among information technology stocks – the software & services industry in particular – also helped. Further bolstering the portfolio's relative result were strong investment choices in consumer discretionary. The biggest individual relative contributor was an outsized stake in Fortinet (+171%), which was among our biggest holdings at the end of the period. Also helping performance was our overweighting in EPAM Systems, which gained 90% and was another of the fund's largest holdings. Avoiding Peloton Interactive, a benchmark component that returned -62%, aided relative performance as well. Conversely, the primary detractor from performance versus the benchmark was an overweighting in health care. An underweighting and security selection in real estate, along with an overweighting in consumer staples – especially food, beverage & tobacco companies – further weighed on relative performance this past year. On an individual basis, not owning Cloudflare, a benchmark component that gained about 151%, was the biggest relative detractor. Avoiding benchmark component Palo Alto Networks (+86%) also hurt. Holding back performance even further was our smaller-than-benchmark stake in Enphase Energy, which advanced roughly 83%. This was a position we established the past 12 months. Notable changes in positioning include a higher allocation to the consumer discretionary and financials sectors.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of November 30, 2021

% of fund's net assets
EPAM Systems, Inc.	3.0
Cadence Design Systems, Inc.	2.7
MSCI, Inc.	2.5
The Trade Desk, Inc.	2.5
Fortinet, Inc.	2.5
Charles River Laboratories International, Inc.	2.4
Entegris, Inc.	2.3
ResMed, Inc.	2.3
Mettler-Toledo International, Inc.	2.3
West Pharmaceutical Services, Inc.	2.2
24.7

Top Five Market Sectors as of November 30, 2021

% of fund's net assets
Information Technology	34.7
Health Care	21.5
Industrials	16.9
Consumer Discretionary	11.9
Financials	7.9

Asset Allocation (% of fund's net assets)

As of November 30, 2021*
Stocks	98.5%
Short-Term Investments and Net Other Assets (Liabilities)	1.5%

 * Foreign investments - 5.2%

Schedule of Investments November 30, 2021

Showing Percentage of Net Assets

Common Stocks - 98.5%
	Shares	Value
COMMUNICATION SERVICES - 1.6%
Entertainment - 0.6%
Roku, Inc. Class A (a)	4,500	$1,024,245
Interactive Media & Services - 1.0%
Match Group, Inc. (a)	11,600	1,507,884

TOTAL COMMUNICATION SERVICES		2,532,129

CONSUMER DISCRETIONARY - 11.9%
Distributors - 2.2%
LKQ Corp.	14,400	804,960
Pool Corp.	4,700	2,604,364
		3,409,324
Diversified Consumer Services - 0.0%
Duolingo, Inc.	100	11,019
Hotels, Restaurants & Leisure - 1.6%
Churchill Downs, Inc.	6,000	1,345,320
Domino's Pizza, Inc.	2,200	1,153,108
Sweetgreen, Inc. Class A	200	7,636
		2,506,064
Household Durables - 2.3%
D.R. Horton, Inc.	2,700	263,790
Garmin Ltd.	2,400	320,496
Lennar Corp. Class A	5,900	619,795
NVR, Inc. (a)	80	418,027
PulteGroup, Inc.	3,500	175,105
Tempur Sealy International, Inc.	43,300	1,854,972
		3,652,185
Internet & Direct Marketing Retail - 2.2%
eBay, Inc.	10,000	674,600
Etsy, Inc. (a)	7,000	1,922,060
Global-e Online Ltd.	13,700	910,228
		3,506,888
Multiline Retail - 0.5%
Dollar General Corp.	3,500	774,550
Specialty Retail - 3.1%
AutoZone, Inc. (a)	700	1,271,949
Best Buy Co., Inc.	2,900	309,894
Burlington Stores, Inc. (a)	2,700	791,451
RH (a)	2,100	1,224,678
Tractor Supply Co.	2,500	563,325
Williams-Sonoma, Inc.	3,900	759,876
		4,921,173
Textiles, Apparel & Luxury Goods - 0.0%
On Holding AG	400	16,064

TOTAL CONSUMER DISCRETIONARY		18,797,267

CONSUMER STAPLES - 1.7%
Beverages - 0.4%
Brown-Forman Corp. Class B (non-vtg.)	10,000	703,600
Food Products - 1.0%
Bunge Ltd.	6,900	597,333
Darling Ingredients, Inc. (a)	14,700	992,544
		1,589,877
Personal Products - 0.3%
Estee Lauder Companies, Inc. Class A	1,000	332,070
Olaplex Holdings, Inc.	2,911	78,451
		410,521

TOTAL CONSUMER STAPLES		2,703,998

ENERGY - 0.6%
Oil, Gas & Consumable Fuels - 0.6%
PDC Energy, Inc.	18,500	932,955
FINANCIALS - 7.9%
Capital Markets - 5.8%
Ameriprise Financial, Inc.	3,200	926,720
LPL Financial	2,700	425,547
MarketAxess Holdings, Inc.	3,600	1,269,684
Moody's Corp.	1,300	507,832
MSCI, Inc.	6,300	3,965,535
Nordnet AB	18,500	344,945
Raymond James Financial, Inc.	8,500	835,465
S&P Global, Inc.	1,300	592,449
Tradeweb Markets, Inc. Class A	1,700	163,200
		9,031,377
Consumer Finance - 1.8%
Discover Financial Services	16,300	1,757,955
Synchrony Financial	24,400	1,092,876
		2,850,831
Insurance - 0.3%
Arthur J. Gallagher & Co.	3,000	488,700

TOTAL FINANCIALS		12,370,908

HEALTH CARE - 21.5%
Biotechnology - 1.7%
Avid Bioservices, Inc. (a)	14,000	427,840
Horizon Therapeutics PLC (a)	13,500	1,400,760
Natera, Inc. (a)	10,000	914,600
		2,743,200
Health Care Equipment & Supplies - 7.6%
DexCom, Inc. (a)	5,900	3,319,281
Edwards Lifesciences Corp. (a)	4,200	450,702
IDEXX Laboratories, Inc. (a)	5,000	3,040,350
Intuitive Surgical, Inc. (a)	900	291,906
Masimo Corp. (a)	4,180	1,162,542
ResMed, Inc.	14,300	3,644,355
		11,909,136
Health Care Providers & Services - 1.5%
Guardant Health, Inc. (a)	1,207	126,880
Laboratory Corp. of America Holdings (a)	3,100	884,523
Tenet Healthcare Corp. (a)	19,200	1,399,104
		2,410,507
Health Care Technology - 1.7%
Definitive Healthcare Corp.	200	5,862
Doximity, Inc.	300	20,295
Veeva Systems, Inc. Class A (a)	9,300	2,627,994
		2,654,151
Life Sciences Tools & Services - 9.0%
Agilent Technologies, Inc.	5,600	845,040
Bio-Rad Laboratories, Inc. Class A (a)	1,000	753,200
Charles River Laboratories International, Inc. (a)	10,100	3,695,287
Maravai LifeSciences Holdings, Inc.	1,700	78,098
Mettler-Toledo International, Inc. (a)	2,400	3,633,912
Stevanato Group SpA	5,100	121,686
Waters Corp. (a)	4,500	1,476,315
West Pharmaceutical Services, Inc.	7,900	3,497,014
		14,100,552

TOTAL HEALTH CARE		33,817,546

INDUSTRIALS - 16.9%
Aerospace & Defense - 0.8%
TransDigm Group, Inc. (a)	2,300	1,329,515
Building Products - 3.8%
Builders FirstSource, Inc. (a)	16,200	1,124,928
Carrier Global Corp.	35,600	1,926,672
Fortune Brands Home & Security, Inc.	4,700	472,491
Trane Technologies PLC	6,900	1,287,885
Trex Co., Inc. (a)	8,400	1,115,268
		5,927,244
Commercial Services & Supplies - 3.1%
Cintas Corp.	5,200	2,195,388
Copart, Inc. (a)	16,700	2,424,172
Tetra Tech, Inc.	1,100	203,148
		4,822,708
Construction & Engineering - 0.5%
Quanta Services, Inc.	6,900	785,082
Electrical Equipment - 3.6%
AMETEK, Inc.	8,200	1,119,300
Atkore, Inc. (a)	9,500	1,011,750
Generac Holdings, Inc. (a)	5,400	2,274,696
Rockwell Automation, Inc.	3,900	1,311,180
		5,716,926
Industrial Conglomerates - 0.3%
Roper Technologies, Inc.	901	418,199
Machinery - 2.0%
IDEX Corp.	3,400	763,606
Otis Worldwide Corp.	16,000	1,286,400
Toro Co.	11,800	1,186,608
		3,236,614
Professional Services - 0.7%
Booz Allen Hamilton Holding Corp. Class A	4,000	335,760
CoStar Group, Inc. (a)	10,100	785,376
		1,121,136
Road & Rail - 2.1%
Old Dominion Freight Lines, Inc.	8,200	2,912,394
TuSimple Holdings, Inc.	8,400	335,916
		3,248,310

TOTAL INDUSTRIALS		26,605,734

INFORMATION TECHNOLOGY - 34.7%
Electronic Equipment & Components - 3.8%
Amphenol Corp. Class A	20,300	1,635,774
Keysight Technologies, Inc. (a)	10,300	2,003,144
Zebra Technologies Corp. Class A (a)	4,100	2,413,998
		6,052,916
IT Services - 4.4%
Adyen BV (a)(b)	6	16,619
EPAM Systems, Inc. (a)	7,600	4,624,980
GoDaddy, Inc. (a)	6,800	477,156
Okta, Inc. (a)	8,000	1,721,840
Thoughtworks Holding, Inc.	500	14,600
Toast, Inc.	400	15,996
		6,871,191
Semiconductors & Semiconductor Equipment - 7.9%
ASM International NV (Netherlands)	400	180,004
Broadcom, Inc.	600	332,208
Enphase Energy, Inc. (a)	900	225,000
Entegris, Inc.	25,100	3,666,608
KLA Corp.	6,200	2,530,406
Lam Research Corp.	800	543,880
Marvell Technology, Inc.	10,000	711,700
NXP Semiconductors NV	2,900	647,744
Qorvo, Inc. (a)	10,700	1,564,661
Skyworks Solutions, Inc.	3,700	561,142
SolarEdge Technologies, Inc. (a)	4,300	1,409,368
		12,372,721
Software - 18.6%
Adobe, Inc. (a)	700	468,895
ANSYS, Inc. (a)	5,700	2,231,436
Atlassian Corp. PLC (a)	2,000	752,640
AvidXchange Holdings, Inc.	29,000	619,440
Braze, Inc.	200	15,240
Cadence Design Systems, Inc. (a)	23,800	4,223,548
Crowdstrike Holdings, Inc. (a)	3,100	673,134
DocuSign, Inc. (a)	4,800	1,182,528
Duck Creek Technologies, Inc. (a)	20,200	577,518
Dynatrace, Inc. (a)	17,800	1,118,730
Elastic NV (a)	5,400	839,484
Expensify, Inc.	400	18,056
Five9, Inc. (a)	7,300	1,039,009
ForgeRock, Inc.	400	10,716
Fortinet, Inc. (a)	11,800	3,918,898
GitLab, Inc.	100	9,654
HubSpot, Inc. (a)	1,100	887,601
Intuit, Inc.	895	583,809
Monday.com Ltd.	100	35,980
Paycom Software, Inc. (a)	3,400	1,487,432
Qualtrics International, Inc.	700	22,652
RingCentral, Inc. (a)	5,300	1,144,694
Synopsys, Inc. (a)	9,100	3,103,100
The Trade Desk, Inc. (a)	38,000	3,929,960
Zscaler, Inc. (a)	1,300	451,061
		29,345,215

TOTAL INFORMATION TECHNOLOGY		54,642,043

MATERIALS - 1.5%
Chemicals - 0.8%
LyondellBasell Industries NV Class A	10,000	871,300
PT Avia Avian (c)	300,000	19,480
Sherwin-Williams Co.	1,100	364,364
		1,255,144
Metals & Mining - 0.6%
Steel Dynamics, Inc.	15,000	897,000
Paper & Forest Products - 0.1%
Louisiana-Pacific Corp.	3,700	241,795

TOTAL MATERIALS		2,393,939

REAL ESTATE - 0.2%
Equity Real Estate Investment Trusts (REITs) - 0.2%
SBA Communications Corp. Class A	900	309,420
TOTAL COMMON STOCKS
(Cost $84,800,650)		155,105,939

Money Market Funds - 1.8%
Fidelity Cash Central Fund 0.06% (d)
(Cost $2,812,135)	2,811,573	2,812,135
TOTAL INVESTMENT IN SECURITIES - 100.3%
(Cost $87,612,785)		157,918,074
NET OTHER ASSETS (LIABILITIES) - (0.3)%		(550,164)
NET ASSETS - 100%		$157,367,910

Legend

 (a) Non-income producing

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $16,619 or 0.0% of net assets.

 (c) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.06%	$2,033,321	$44,538,028	$43,759,298	$1,284	$84	$--	$2,812,135	0.0%
Fidelity Securities Lending Cash Central Fund 0.07%	373,566	4,121,966	4,495,532	987	--	--	--	0.0%
Total	$2,406,887	$48,659,994	$48,254,830	$2,271	$84	$--	$2,812,135

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of November 30, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$2,532,129	$2,532,129	$--	$--
Consumer Discretionary	18,797,267	18,797,267	--	--
Consumer Staples	2,703,998	2,703,998	--	--
Energy	932,955	932,955	--	--
Financials	12,370,908	12,370,908	--	--
Health Care	33,817,546	33,817,546	--	--
Industrials	26,605,734	26,605,734	--	--
Information Technology	54,642,043	54,625,424	16,619	--
Materials	2,393,939	2,374,459	19,480	--
Real Estate	309,420	309,420	--	--
Money Market Funds	2,812,135	2,812,135	--	--
Total Investments in Securities:	$157,918,074	$157,881,975	$36,099	$--

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		November 30, 2021
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $84,800,650)	$155,105,939
Fidelity Central Funds (cost $2,812,135)	2,812,135
Total Investment in Securities (cost $87,612,785)		$157,918,074
Cash		1
Receivable for investments sold		1,129,318
Receivable for fund shares sold		53,435
Dividends receivable		66,544
Distributions receivable from Fidelity Central Funds		161
Other receivables		1,181
Total assets		159,168,714
Liabilities
Payable for investments purchased
Regular delivery	$1,688,415
Delayed delivery	19,675
Payable for fund shares redeemed	31,593
Accrued management fee	61,121
Total liabilities		1,800,804
Net Assets		$157,367,910
Net Assets consist of:
Paid in capital		$52,413,916
Total accumulated earnings (loss)		104,953,994
Net Assets		$157,367,910
Net Asset Value, offering price and redemption price per share ($157,367,910 ÷ 7,531,065 shares)		$20.90

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended November 30, 2021
Investment Income
Dividends		$597,970
Income from Fidelity Central Funds (including $987 from security lending)		2,271
Total income		600,241
Expenses
Management fee	$683,913
Independent trustees' fees and expenses	600
Total expenses before reductions	684,513
Expense reductions	(3)
Total expenses after reductions		684,510
Net investment income (loss)		(84,269)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	34,883,005
Fidelity Central Funds	84
Foreign currency transactions	525
Total net realized gain (loss)		34,883,614
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	1,007,334
Assets and liabilities in foreign currencies	78
Total change in net unrealized appreciation (depreciation)		1,007,412
Net gain (loss)		35,891,026
Net increase (decrease) in net assets resulting from operations		$35,806,757

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended November 30, 2021	Year ended November 30, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(84,269)	$430,984
Net realized gain (loss)	34,883,614	9,104,248
Change in net unrealized appreciation (depreciation)	1,007,412	30,244,188
Net increase (decrease) in net assets resulting from operations	35,806,757	39,779,420
Distributions to shareholders	(4,603,993)	(856,685)
Share transactions
Proceeds from sales of shares	23,657,289	45,481,751
Reinvestment of distributions	4,603,993	856,685
Cost of shares redeemed	(84,288,088)	(68,760,423)
Net increase (decrease) in net assets resulting from share transactions	(56,026,806)	(22,421,987)
Total increase (decrease) in net assets	(24,824,042)	16,500,748
Net Assets
Beginning of period	182,191,952	165,691,204
End of period	$157,367,910	$182,191,952
Other Information
Shares
Sold	1,254,833	3,226,490
Issued in reinvestment of distributions	265,973	61,676
Redeemed	(4,670,567)	(4,707,176)
Net increase (decrease)	(3,149,761)	(1,419,010)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Growth Strategies K6 Fund

Years ended November 30,	2021	2020	2019	2018	2017 A
Selected Per–Share Data
Net asset value, beginning of period	$17.06	$13.69	$11.21	$10.95	$10.00
Income from Investment Operations
Net investment income (loss)B	(.01)	.04C	.06D	.09E	.04
Net realized and unrealized gain (loss)	4.29	3.40	2.51	.20	.91
Total from investment operations	4.28	3.44	2.57	.29	.95
Distributions from net investment income	(.02)	(.07)	(.09)	(.03)	–
Distributions from net realized gain	(.42)	–	–	–	–
Total distributions	(.44)	(.07)	(.09)	(.03)	–
Net asset value, end of period	$20.90	$17.06	$13.69	$11.21	$10.95
Total ReturnF,G	25.64%	25.24%	23.18%	2.68%	9.50%
Ratios to Average Net AssetsH,I
Expenses before reductions	.45%	.45%	.45%	.45%	.45%J
Expenses net of fee waivers, if any	.45%	.45%	.45%	.45%	.45%J
Expenses net of all reductions	.45%	.45%	.45%	.45%	.45%J
Net investment income (loss)	(.06)%	.25%C	.49%D	.76%E	.81%J
Supplemental Data
Net assets, end of period (000 omitted)	$157,368	$182,192	$165,691	$132,993	$80,512
Portfolio turnover rateK	51%	73%	66%L	51%L	56%J,L

 A For the period May 25, 2017 (commencement of operations) through November 30, 2017.

 B Calculated based on average shares outstanding during the period.

 C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.01 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .15%.

 D Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.01 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .39%.

 E Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.03 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .52%.

 F Total returns for periods of less than one year are not annualized.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 J Annualized

 K Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 L Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended November 30, 2021

1. Organization.

Fidelity Growth Strategies K6 Fund (the Fund) is a fund of Fidelity Mt. Vernon Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares generally are available only to employer-sponsored retirement plans that are recordkept by Fidelity, or to certain employer-sponsored retirement plans that are not recordkept by Fidelity.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of November 30, 2021 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of November 30, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), net operating losses and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$71,970,795
Gross unrealized depreciation	(1,674,406)
Net unrealized appreciation (depreciation)	$70,296,389
Tax Cost	$87,621,685

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$2,724,194
Undistributed long-term capital gain	$31,933,333
Net unrealized appreciation (depreciation) on securities and other investments	$70,296,467

The tax character of distributions paid was as follows:

	November 30, 2021	November 30, 2020
Ordinary Income	$208,326	$ 856,685
Long-term Capital Gains	4,395,667	–
Total	$4,603,993	$ 856,685

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Growth Strategies K6 Fund	76,538,124	137,052,292

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .45% of average net assets. Under the management contract, the investment adviser or an affiliate pays all other expenses of the Fund, excluding fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Growth Strategies K6 Fund	$721

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Growth Strategies K6 Fund	4,779,200	2,809,953	201,593

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The commitment fees on the pro-rata portion of the line of credit are borne by the investment adviser. During the period, there were no borrowings on this line of credit.

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Growth Strategies K6 Fund	$104	$1	$–

8. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $3.

9. Other.

A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

10. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Mt. Vernon Street Trust and Shareholders of Fidelity Growth Strategies K6 Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Growth Strategies K6 Fund (one of the funds constituting Fidelity Mt. Vernon Street Trust, referred to hereafter as the “Fund”) as of November 30, 2021, the related statement of operations for the year ended November 30, 2021, the statement of changes in net assets for each of the two years in the period ended November 30, 2021, including the related notes, and the financial highlights for each of the four years in the period ended November 30, 2021 and for the period May 25, 2017 (commencement of operations) through November 30, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended November 30, 2021 and the financial highlights for each of the four years in the period ended November 30, 2021 and for the period May 25, 2017 (commencement of operations) through November 30, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

January 14, 2022

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 314 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bettina Doulton (1964)

Year of Election or Appointment: 2020

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Thomas P. Bostick (1956)

Year of Election or Appointment: 2021

Trustee

Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and Managing Partner, Sustainability, of Ridge-Lane Limited Partners (strategic advisory and venture development, 2016-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of NYC Leadership Academy (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Oscar Munoz (1959)

Year of Election or Appointment: 2021

Trustee

Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Investment Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2021 to November 30, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value June 1, 2021	Ending Account Value November 30, 2021	Expenses Paid During Period-B June 1, 2021 to November 30, 2021
Fidelity Growth Strategies K6 Fund	.45%
Actual		$1,000.00	$1,142.70	$2.42
Hypothetical-C		$1,000.00	$1,022.81	$2.28

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Growth Strategies K6 Fund voted to pay on December 29, 2021, to shareholders of record at the opening of business on December 28, 2021, a distribution of $4.401 per share derived from capital gains realized from sales of portfolio securities.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended November 30, 2021, $31,944,672, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2022 of amounts for use in preparing 2021 income tax returns.

FEGK6-ANN-0122
1.9883995.104

Fidelity® Growth Company K6 Fund

Annual Report

November 30, 2021

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2022 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended November 30, 2021	Past 1 year	Life of fundA
Fidelity® Growth Company K6 Fund	31.20%	43.79%

 A From June 13, 2019

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Growth Company K6 Fund on June 13, 2019, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Growth Index performed over the same period.

Period Ending Values
$24,511	Fidelity® Growth Company K6 Fund
$19,398	Russell 3000® Growth Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 27.92% for the 12 months ending November 30, 2021, with U.S. equities rising on the prospect of a surge in economic growth amid strong corporate earnings, widespread COVID-19 vaccination, fiscal stimulus and fresh spending programs. After the index closed 2020 at an all-time high, investors were hopeful as the new year began. The rollout of three COVID-19 vaccines was underway, the U.S. Federal Reserve pledged to hold interest rates near zero until the economy recovered, and the federal government planned to deploy trillions of dollars to boost consumers and the economy. A flattish May reflected concerns about inflation and jobs, but the rally resumed through August amid strong earnings. In early September, sentiment turned broadly negative due to a host of factors. These included inflationary pressure from surging energy/other commodity prices, rising bond yields, supply constraints and disruption, valuation concerns, and the fast-spreading delta variant of the coronavirus. In addition, the Fed signaled it could soon begin to taper the bond purchases it has made since the onset of the pandemic. The index returned -4.65% in September, its first monthly decline since January, but sharply reversed course with a 7.01% gain in October, driven by strength in earnings and notable improvement in the economy. By sector, energy gained about 57% to lead by a wide margin, followed by financials (+39%), whereas the defensive utilities (+8%) and consumer staples (+9%) groups notably lagged.

Comments from Portfolio Manager Steven Wymer:  For the fiscal year ending November 30, 2021, the fund gained 31.20%, outperforming the 29.39% result of the benchmark Russell 3000® Growth Index. Versus the benchmark, security selection was the primary contributor, especially in the semiconductors & semiconductor equipment area of the information technology sector. Stock picking and an underweighting in industrials also boosted the fund's relative result. Also bolstering the fund's relative result was an underweighting and stock selection in the consumer staples sector, especially within the household & personal products industry. The biggest individual relative contributor was an overweight position in Nvidia (+144%), the fund's largest holding. Also helping performance was our outsized stake in Avis Budget, which gained approximately 440%. This was a position we established the past year. Another notable relative contributor was an overweighting in Cloudflare (+150%). In contrast, the primary detractors from performance versus the benchmark were stock selection and an overweighting in the health care sector, especially within the pharmaceuticals, biotechnology & life sciences industry. Weak picks in the consumer discretionary sector, primarily within the retailing industry, also hurt the fund's relative result. Also detracting from the fund's relative result was security selection in communication services. The biggest individual relative detractor was an underweight position in Microsoft (+56%), which was among the fund's largest holdings. Another notable relative detractor was an outsized stake in Acadia Pharmaceuticals (-66%). Another notable relative detractor was an overweighting in Roku (-22%). Notable changes in positioning include decreased exposure to the health care sector and a higher allocation to information technology.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of November 30, 2021

% of fund's net assets
NVIDIA Corp.	11.3
Apple, Inc.	7.0
Amazon.com, Inc.	5.5
Microsoft Corp.	5.1
Alphabet, Inc. Class A	3.5
lululemon athletica, Inc.	3.1
Salesforce.com, Inc.	2.7
Tesla, Inc.	2.6
Shopify, Inc. Class A	2.0
Meta Platforms, Inc. Class A	2.0
44.8

Top Five Market Sectors as of November 30, 2021

% of fund's net assets
Information Technology	43.3
Consumer Discretionary	21.1
Health Care	12.7
Communication Services	10.4
Industrials	5.2

Asset Allocation (% of fund's net assets)

As of November 30, 2021*
Stocks	98.2%
Convertible Securities	1.1%
Other Investments	0.1%
Short-Term Investments and Net Other Assets (Liabilities)	0.6%

 * Foreign investments – 7.6%

Schedule of Investments November 30, 2021

Showing Percentage of Net Assets

Common Stocks - 98.2%
	Shares	Value
COMMUNICATION SERVICES - 10.4%
Diversified Telecommunication Services - 0.0%
IHS Holding Ltd.	71,006	$957,871
Verizon Communications, Inc.	9,636	484,402
		1,442,273
Entertainment - 2.7%
Activision Blizzard, Inc.	61,985	3,632,321
Live Nation Entertainment, Inc. (a)	55,856	5,957,042
Netflix, Inc. (a)	193,390	124,137,041
Roblox Corp. (a)	373,700	47,123,570
Roku, Inc. Class A (a)	487,024	110,851,533
Sea Ltd. ADR (a)	347,166	100,008,110
The Walt Disney Co. (a)	39,870	5,777,163
		397,486,780
Interactive Media & Services - 7.3%
Alphabet, Inc.:
Class A (a)	182,320	517,415,044
Class C (a)	79,353	226,079,871
IAC (a)	13,151	1,757,631
Kuaishou Technology Class B (b)	119,371	1,300,406
Match Group, Inc. (a)	46,266	6,014,117
Meta Platforms, Inc. Class A (a)	905,529	293,807,939
NerdWallet, Inc.	41,786	755,491
Snap, Inc. Class A (a)	453,799	21,605,370
Taboola.com Ltd.	315,225	2,477,669
Tencent Holdings Ltd.	111,536	6,504,677
Twitter, Inc. (a)	205,429	9,026,550
Vimeo, Inc.	311,366	6,012,477
		1,092,757,242
Media - 0.1%
Comcast Corp. Class A	88,380	4,417,232
DISH Network Corp. Class A (a)	114,188	3,568,375
		7,985,607
Wireless Telecommunication Services - 0.3%
T-Mobile U.S., Inc. (a)	468,669	50,995,874

TOTAL COMMUNICATION SERVICES		1,550,667,776

CONSUMER DISCRETIONARY - 20.9%
Automobiles - 3.4%
Lucid Motors, Inc. (c)	72,800	3,856,944
Rad Power Bikes, Inc. (c)(d)	171,416	1,642,817
Rivian Automotive, Inc. (e)	179,412	21,486,381
Rivian Automotive, Inc.	717,571	77,342,673
Sono Group NV	51,251	773,890
Tesla, Inc. (a)	340,269	389,526,340
XPeng, Inc. ADR (a)	224,999	12,374,945
		507,003,990
Diversified Consumer Services - 0.0%
Duolingo, Inc.	21,202	2,336,248
Hotels, Restaurants & Leisure - 1.6%
Airbnb, Inc. Class A	30,809	5,315,785
Booking Holdings, Inc. (a)	22,338	46,951,125
Chipotle Mexican Grill, Inc. (a)	11,034	18,133,386
Dutch Bros, Inc. (e)	108,313	5,723,259
F45 Training Holdings, Inc. (e)	227,349	2,418,993
Hyatt Hotels Corp. Class A (a)	25,336	1,995,717
Marriott International, Inc. Class A (a)	320,765	47,332,083
McDonald's Corp.	767	187,608
Penn National Gaming, Inc. (a)	637,120	32,639,658
Portillo's, Inc. (e)	6,977	284,313
Rush Street Interactive, Inc. (a)	216,146	3,856,045
Shake Shack, Inc. Class A (a)	16,259	1,186,744
Starbucks Corp.	424,458	46,537,575
Sweetgreen, Inc.	163,837	5,629,767
Sweetgreen, Inc. Class A (e)	20,743	791,968
Vail Resorts, Inc.	18,402	6,104,127
Yum China Holdings, Inc. (e)	153,941	7,712,444
		232,800,597
Household Durables - 0.7%
D.R. Horton, Inc.	167,524	16,367,095
KB Home	250,249	10,007,458
Lennar Corp. Class A	529,077	55,579,539
PulteGroup, Inc.	50,626	2,532,819
Purple Innovation, Inc. (a)	270,366	2,790,177
Toll Brothers, Inc.	155,453	9,866,602
Traeger, Inc.	73,955	954,759
Vizio Holding Corp. (e)	144,329	2,775,447
		100,873,896
Internet & Direct Marketing Retail - 7.3%
Amazon.com, Inc. (a)	235,327	825,308,262
Cazoo Group Ltd.	318,694	2,452,350
Chewy, Inc. (a)(e)	105,332	7,189,962
Etsy, Inc. (a)	37,662	10,341,232
Farfetch Ltd. Class A (a)	118,040	4,061,756
JD.com, Inc. sponsored ADR (a)	207,920	17,488,151
Ozon Holdings PLC ADR (e)	46,586	1,876,950
Pinduoduo, Inc. ADR (a)	46,463	3,089,790
Revolve Group, Inc. (a)	320,878	24,441,277
The RealReal, Inc. (a)	339,636	5,288,133
thredUP, Inc. (a)(e)	381,625	7,144,020
Wayfair LLC Class A (a)	715,791	177,401,641
Xometry, Inc. (e)	21,507	1,069,113
Zomato Ltd. (a)(c)	4,462,200	7,704,425
		1,094,857,062
Leisure Products - 0.0%
Peloton Interactive, Inc. Class A (a)	125,754	5,533,176
Multiline Retail - 0.3%
Dollar General Corp.	48,023	10,627,490
Dollar Tree, Inc. (a)	71,556	9,576,339
Ollie's Bargain Outlet Holdings, Inc. (a)	431,813	26,724,907
Target Corp.	11,199	2,730,764
		49,659,500
Specialty Retail - 2.9%
Auto1 Group SE (b)	59,579	1,675,700
Carvana Co. Class A (a)	204,264	57,279,711
Fanatics, Inc. Class A (c)(d)	158,398	7,503,313
Five Below, Inc. (a)	52,464	10,673,276
Floor & Decor Holdings, Inc. Class A (a)	228,333	29,434,407
Lowe's Companies, Inc.	422,665	103,379,632
RH (a)	97,848	57,062,997
The Home Depot, Inc.	280,934	112,544,970
TJX Companies, Inc.	560,996	38,933,122
Volta, Inc.	82,388	823,056
Williams-Sonoma, Inc.	63,411	12,354,999
		431,665,183
Textiles, Apparel & Luxury Goods - 4.7%
adidas AG	68,231	19,774,658
Allbirds, Inc.:
Class A (e)	75,914	1,460,585
Class B	46,113	798,493
Canada Goose Holdings, Inc. (a)	216,384	9,650,003
Deckers Outdoor Corp. (a)	117,922	47,805,579
Dr. Martens Ltd.	549,253	2,920,455
lululemon athletica, Inc. (a)	1,026,656	466,522,753
NIKE, Inc. Class B	406,360	68,772,366
On Holding AG	108,001	4,337,320
On Holding AG	144,000	5,204,736
On Holding AG (b)	16,000	642,560
Skechers U.S.A., Inc. Class A (sub. vtg.) (a)	1,713,735	76,980,976
Under Armour, Inc. Class C (non-vtg.) (a)	264,855	5,315,640
		710,186,124

TOTAL CONSUMER DISCRETIONARY		3,134,915,776

CONSUMER STAPLES - 2.4%
Beverages - 1.0%
Fever-Tree Drinks PLC	239,528	8,250,711
Keurig Dr. Pepper, Inc.	656,618	22,318,446
Monster Beverage Corp. (a)	570,308	47,780,404
PepsiCo, Inc.	132,802	21,219,104
The Coca-Cola Co.	941,204	49,366,150
		148,934,815
Food & Staples Retailing - 0.6%
Blink Health, Inc. Series A1 (c)(d)	65,933	2,517,322
Costco Wholesale Corp.	115,804	62,462,362
Kroger Co.	76,849	3,191,539
Ocado Group PLC (a)	207,061	4,944,462
Performance Food Group Co. (a)	234,016	9,433,185
		82,548,870
Food Products - 0.2%
Bunge Ltd.	188,717	16,337,231
Darling Ingredients, Inc. (a)	154,901	10,458,916
Laird Superfood, Inc. (a)(e)	147,643	1,968,081
Mondelez International, Inc.	25,490	1,502,381
The Real Good Food Co. LLC Class B unit	149,687	1,084,482
The Real Good Food Co., Inc.	12,486	100,512
		31,451,603
Household Products - 0.2%
Church & Dwight Co., Inc.	36,377	3,251,376
Colgate-Palmolive Co.	96,129	7,211,598
Procter & Gamble Co.	116,480	16,840,678
		27,303,652
Personal Products - 0.2%
Olaplex Holdings, Inc.	537,772	14,492,955
The Beauty Health Co. (e)	451,378	11,717,773
The Beauty Health Co. (c)	428,643	11,127,572
		37,338,300
Tobacco - 0.2%
Altria Group, Inc.	671,028	28,612,634
Philip Morris International, Inc.	20,207	1,736,590
		30,349,224

TOTAL CONSUMER STAPLES		357,926,464

ENERGY - 0.9%
Energy Equipment & Services - 0.1%
Halliburton Co.	601,937	12,995,820
Schlumberger Ltd.	400,846	11,496,263
		24,492,083
Oil, Gas & Consumable Fuels - 0.8%
EOG Resources, Inc.	108,423	9,432,801
Hess Corp.	803,199	59,854,389
Pioneer Natural Resources Co.	49,297	8,790,641
Range Resources Corp. (a)	199,865	3,909,359
Reliance Industries Ltd. (a)	33,246	1,064,846
Reliance Industries Ltd.	1,033,700	33,108,681
		116,160,717

TOTAL ENERGY		140,652,800

FINANCIALS - 1.9%
Banks - 1.0%
Bank of America Corp.	1,029,217	45,769,280
First Republic Bank	87,019	18,244,404
HDFC Bank Ltd. sponsored ADR	383,352	25,098,055
JPMorgan Chase & Co.	283,565	45,038,629
Wells Fargo & Co.	297,245	14,202,366
		148,352,734
Capital Markets - 0.6%
B3 SA - Brasil Bolsa Balcao	3,294,300	6,510,254
BlackRock, Inc. Class A	36,865	33,348,448
Charles Schwab Corp.	581,854	45,029,681
Coinbase Global, Inc.	27,088	8,532,720
Edelweiss Financial Services Ltd.	301,100	269,025
		93,690,128
Consumer Finance - 0.2%
American Express Co.	89,095	13,569,169
Discover Financial Services	28,375	3,060,244
SoFi Technologies, Inc.	234,235	4,028,842
		20,658,255
Diversified Financial Services - 0.1%
The Oncology Institute, Inc. (c)	446,788	2,609,689
WeWork, Inc. (a)	923,678	8,026,762
WeWork, Inc. (c)	510,135	4,211,419
		14,847,870

TOTAL FINANCIALS		277,548,987

HEALTH CARE - 12.3%
Biotechnology - 7.0%
4D Molecular Therapeutics, Inc.	40,044	921,012
AbbVie, Inc.	99,783	11,502,984
ACADIA Pharmaceuticals, Inc. (a)	1,255,022	24,096,422
Adagio Theraputics, Inc.	857,265	38,309,458
Adagio Theraputics, Inc. (e)	403,208	18,966,904
ADC Therapeutics SA (a)	161,147	3,587,132
Akouos, Inc. (a)	268,410	2,064,073
Akouos, Inc. (b)	54,474	418,905
Alector, Inc. (a)	370,712	7,655,203
Allovir, Inc. (a)(e)	602,577	10,520,994
Alnylam Pharmaceuticals, Inc. (a)	743,713	136,694,449
ALX Oncology Holdings, Inc. (a)	23,178	745,404
Ambrx Biopharma, Inc.:
ADR	35,571	332,589
ADR	64,102	569,386
Amgen, Inc.	136,055	27,058,618
Annexon, Inc. (a)	38,291	623,760
Arcutis Biotherapeutics, Inc. (a)	123,365	2,044,158
Argenx SE ADR (a)	124,867	34,864,115
Arrowhead Pharmaceuticals, Inc. (a)	18,137	1,270,497
Ascendis Pharma A/S sponsored ADR (a)	12,425	1,702,474
aTyr Pharma, Inc. (a)	357,363	2,980,407
Avidity Biosciences, Inc. (a)	335,482	7,491,313
Axcella Health, Inc. (a)	456,720	1,333,622
BeiGene Ltd. ADR (a)(e)	292,747	101,738,365
BioAtla, Inc.	180,099	4,547,500
BioNTech SE ADR (a)(e)	19,786	6,959,528
BioXcel Therapeutics, Inc. (a)(e)	391,833	8,984,731
Bolt Biotherapeutics, Inc.	51,788	480,075
BridgeBio Pharma, Inc. (a)(e)	45,389	1,838,255
Calyxt, Inc. (a)(e)	218,223	628,482
Century Therapeutics, Inc.	328,458	6,276,832
Century Therapeutics, Inc.	307,047	5,574,285
Cerevel Therapeutics Holdings (a)	1,271,386	39,654,529
ChemoCentryx, Inc. (a)	507,231	18,402,341
Cibus Corp. Series E (a)(c)(d)(f)	2,065,675	3,635,588
Codiak Biosciences, Inc. (a)	178,395	2,274,536
Connect Biopharma Holdings Ltd. ADR	98,576	428,806
CRISPR Therapeutics AG (a)(e)	15,211	1,215,359
Cyclerion Therapeutics, Inc. (a)	47,820	104,248
Day One Biopharmaceuticals, Inc.	42,554	781,717
Denali Therapeutics, Inc. (a)	90,096	4,167,841
Erasca, Inc.	84,610	1,198,924
Evelo Biosciences, Inc. (a)(e)	660,119	5,690,226
Exact Sciences Corp. (a)	36,615	3,125,823
Exelixis, Inc. (a)	67,416	1,131,915
Fate Therapeutics, Inc. (a)	9,377	515,829
Foghorn Therapeutics, Inc. (a)	154,984	1,793,165
Gemini Therapeutics, Inc. (a)	47,862	132,099
Gemini Therapeutics, Inc. (c)	96,363	265,962
Generation Bio Co. (a)	426,177	7,317,459
Graphite Bio, Inc.	84,452	761,757
Icosavax, Inc.	87,819	1,858,250
Imago BioSciences, Inc.	54,120	1,210,664
Immunocore Holdings PLC ADR	54,915	1,976,391
Inhibrx, Inc. (a)(e)	124,232	5,022,700
Instil Bio, Inc.	135,680	2,982,246
Ionis Pharmaceuticals, Inc. (a)	1,756,890	46,557,585
iTeos Therapeutics, Inc. (a)	40,406	1,426,332
Janux Therapeutics, Inc.	123,365	2,193,430
Karuna Therapeutics, Inc. (a)	225,928	28,896,191
Keros Therapeutics, Inc. (a)	53,083	2,961,501
Kinnate Biopharma, Inc.	60,227	1,203,335
Kronos Bio, Inc. (a)(e)	51,609	609,502
Kura Oncology, Inc. (a)	41,935	585,413
Kymera Therapeutics, Inc. (a)	25,387	1,409,486
Lexicon Pharmaceuticals, Inc. (a)	366,250	1,677,425
Lyell Immunopharma, Inc. (e)	47,869	457,149
Moderna, Inc. (a)	231,548	81,604,462
Monte Rosa Therapeutics, Inc.	260,751	5,055,962
Morphic Holding, Inc. (a)	196,699	9,382,542
Novavax, Inc. (a)(e)	5,589	1,166,033
Nuvalent, Inc.	94,162	1,908,052
Nuvalent, Inc. Class A	191,812	4,091,350
Olema Pharmaceuticals, Inc. (e)	49,655	434,481
Omega Therapeutics, Inc.	83,857	1,441,124
Omega Therapeutics, Inc. (e)	224,460	4,060,481
ORIC Pharmaceuticals, Inc. (a)	215,508	2,982,631
Passage Bio, Inc. (a)	38,336	279,469
Poseida Therapeutics, Inc. (a)	338,473	2,352,387
Praxis Precision Medicines, Inc. (a)	387,518	6,630,433
Protagonist Therapeutics, Inc. (a)	164,116	5,517,580
Prothena Corp. PLC (a)	163,699	8,209,505
PTC Therapeutics, Inc. (a)	272,780	10,136,505
Recursion Pharmaceuticals, Inc. (e)	52,856	1,010,607
Regeneron Pharmaceuticals, Inc. (a)	87,559	55,733,930
Relay Therapeutics, Inc. (a)	193,308	5,687,121
Repare Therapeutics, Inc. (a)	13,467	316,070
Repligen Corp. (a)	36,116	10,347,234
Revolution Medicines, Inc. (a)	116,384	3,219,181
Rigel Pharmaceuticals, Inc. (a)(e)	2,256,952	6,026,062
Rubius Therapeutics, Inc.(a)(e)	1,171,050	14,474,178
Sage Therapeutics, Inc. (a)	415,054	16,149,751
Sana Biotechnology, Inc. (e)	37,518	713,217
Scholar Rock Holding Corp. (a)(e)	200,505	5,323,408
Seagen, Inc. (a)	17,050	2,728,000
Seres Therapeutics, Inc. (a)	1,221,656	13,145,019
Shattuck Labs, Inc. (a)	235,585	1,997,761
Sigilon Therapeutics, Inc. (e)	94,555	355,527
Silverback Therapeutics, Inc. (e)	329,272	2,314,782
Springworks Therapeutics, Inc. (a)	347,407	24,961,193
Spruce Biosciences, Inc. (a)	15,595	40,235
Stoke Therapeutics, Inc. (a)	2,144	53,386
Synlogic, Inc. (a)	535,733	1,333,975
Syros Pharmaceuticals, Inc. (a)	388,787	1,539,597
Syros Pharmaceuticals, Inc. warrants 10/10/22 (a)	10,366	538
Tango Therapeutics, Inc. (a)	211,983	2,198,264
Taysha Gene Therapies, Inc. (a)	184,717	2,397,627
Tenaya Therapeutics, Inc.	67,693	1,330,167
TG Therapeutics, Inc. (a)	312,456	4,749,331
Turning Point Therapeutics, Inc. (a)	18,787	715,033
Twist Bioscience Corp. (a)	44,366	4,236,953
Tyra Biosciences, Inc.	38,257	959,868
Ultragenyx Pharmaceutical, Inc. (a)	18,964	1,426,662
uniQure B.V. (a)	201,970	5,624,865
UNITY Biotechnology, Inc. (a)(e)	319,117	702,057
Vaxcyte, Inc. (a)	258,278	5,263,706
Vera Therapeutics, Inc. (b)	52,917	1,894,429
Vera Therapeutics, Inc. (a)	54,278	1,943,152
Vertex Pharmaceuticals, Inc. (a)	23,713	4,432,908
Verve Therapeutics, Inc.	71,534	2,437,879
Vor Biopharma, Inc. (a)	98,327	1,134,694
Xencor, Inc. (a)	205,031	7,426,223
Yumanity Therapeutics, Inc. (c)	19,318	81,329
Yumanity Therapeutics, Inc. (a)(e)	89,778	377,965
Zai Lab Ltd. ADR (a)	149,841	10,376,489
Zentalis Pharmaceuticals, Inc. (a)	98,127	8,051,320
		1,046,892,346
Health Care Equipment & Supplies - 2.4%
Abbott Laboratories	84,932	10,681,898
DexCom, Inc. (a)	91,101	51,252,512
Figs, Inc. Class A (e)	17,697	588,248
Insulet Corp. (a)	348,060	100,394,426
Intuitive Surgical, Inc. (a)	183,412	59,487,848
Novocure Ltd. (a)	688,748	64,494,363
Outset Medical, Inc. (a)	251,042	11,899,391
Penumbra, Inc. (a)	75,944	18,655,644
Presbia PLC (a)(d)	96,997	1,455
PROCEPT BioRobotics Corp.	109,638	3,219,739
PROCEPT BioRobotics Corp.	36,148	1,179,509
Shockwave Medical, Inc. (a)	219,037	39,479,229
Treace Medical Concepts, Inc.	52,146	902,647
		362,236,909
Health Care Providers & Services - 0.4%
1Life Healthcare, Inc. (a)	271,122	4,318,973
Alignment Healthcare, Inc.	288,232	4,672,241
Centene Corp. (a)	216,043	15,427,631
Guardant Health, Inc. (a)	56,898	5,981,118
Humana, Inc.	31,209	13,098,729
Oak Street Health, Inc. (a)	223,163	6,906,895
Privia Health Group, Inc. (e)	51,749	1,195,402
Progyny, Inc. (a)(e)	72,442	3,677,880
Signify Health, Inc. (e)	32,894	447,029
UnitedHealth Group, Inc.	24,496	10,881,613
		66,607,511
Health Care Technology - 0.0%
Sema4 Holdings Corp. (c)	99,400	662,998
Teladoc Health, Inc. (a)	3,123	316,204
		979,202
Life Sciences Tools & Services - 1.7%
10X Genomics, Inc. (a)	701,057	107,128,520
23andMe Holding Co. (c)	38,600	317,292
23andMe Holding Co. Class A (a)	6,400	52,608
AbCellera Biologics, Inc. (e)	8,168	122,193
Absci Corp.	146,495	1,468,246
Absci Corp.	552,225	5,825,974
Akoya Biosciences, Inc. (e)	14,470	187,821
Berkeley Lights, Inc. (a)	860	17,948
Bruker Corp.	51,682	4,185,725
Danaher Corp.	158,727	51,052,952
Nanostring Technologies, Inc. (a)	83,684	3,439,412
Olink Holding AB ADR	230,375	4,828,660
Sartorius Stedim Biotech	5,387	3,185,439
Seer, Inc.	298,990	6,670,467
Seer, Inc. Class A (c)	60,937	1,359,504
Thermo Fisher Scientific, Inc.	41,103	26,011,211
WuXi AppTec Co. Ltd. (H Shares) (b)	280,690	6,252,354
Wuxi Biologics (Cayman), Inc. (a)(b)	2,085,661	28,135,132
		250,241,458
Pharmaceuticals - 0.8%
4D Pharma PLC (a)(e)	929,166	719,203
Adimab LLC (c)(d)(f)	196,899	11,145,744
Arvinas Holding Co. LLC (a)	49,924	3,774,754
Atea Pharmaceuticals, Inc.	1,094,757	8,856,584
Bristol-Myers Squibb Co.	113,459	6,084,806
Cyteir Therapeutics, Inc.	19,033	316,138
DICE Therapeutics, Inc. (e)	45,851	1,450,726
Dragonfly Therapeutics, Inc. (a)(c)(d)	31,376	674,584
Fulcrum Therapeutics, Inc. (a)	303,249	4,397,111
GH Research PLC	111,291	2,945,873
Hansoh Pharmaceutical Group Co. Ltd. (b)	426,696	871,121
Harmony Biosciences Holdings, Inc. (a)(e)	357,002	12,170,198
Ikena Oncology, Inc.	10,996	157,298
Intra-Cellular Therapies, Inc. (a)	790,663	32,006,038
Jiangsu Hengrui Medicine Co. Ltd. (A Shares)	6,216	49,001
Kaleido Biosciences, Inc. (a)(e)	568,027	2,039,217
Longboard Pharmaceuticals, Inc.	4,552	25,946
Nektar Therapeutics (a)	343,189	3,864,308
Nuvation Bio, Inc. (a)(e)	644,957	5,785,264
Nuvation Bio, Inc. (c)	312,840	2,806,175
OptiNose, Inc. (a)(e)	754,616	1,199,839
Pharvaris BV	34,155	502,420
Pliant Therapeutics, Inc. (a)	101,840	1,444,091
Sienna Biopharmaceuticals, Inc. (a)	276,781	28
Skyhawk Therapeutics, Inc. (c)(d)	127,580	2,094,864
Theravance Biopharma, Inc. (a)	190,484	1,600,066
Theseus Pharmaceuticals, Inc.	68,628	982,067
UCB SA	34,636	3,776,445
		111,739,909

TOTAL HEALTH CARE		1,838,697,335

INDUSTRIALS - 5.1%
Aerospace & Defense - 0.1%
Space Exploration Technologies Corp. Class A (a)(c)(d)	3,900	2,184,000
The Boeing Co. (a)	30,177	5,970,519
		8,154,519
Air Freight & Logistics - 0.1%
FedEx Corp.	17,617	4,058,428
United Parcel Service, Inc. Class B	86,861	17,230,617
		21,289,045
Airlines - 1.1%
Delta Air Lines, Inc. (a)	859,049	31,097,574
Frontier Group Holdings, Inc. (e)	170,180	2,271,903
JetBlue Airways Corp. (a)	1,938,082	26,009,060
Ryanair Holdings PLC sponsored ADR (a)	4,652	444,499
Southwest Airlines Co. (a)	1,023,634	45,449,350
Spirit Airlines, Inc. (a)(e)	380,538	7,957,050
United Airlines Holdings, Inc. (a)	472,196	19,955,003
Wheels Up Experience, Inc. (c)	961,536	4,461,527
Wizz Air Holdings PLC (a)(b)	585,679	30,736,332
		168,382,298
Building Products - 0.2%
Resideo Technologies, Inc. (a)	76,986	2,008,565
The AZEK Co., Inc. (a)	97,385	3,819,440
Trane Technologies PLC	92,612	17,286,030
		23,114,035
Construction & Engineering - 0.0%
MasTec, Inc. (a)	74,014	6,821,870
Electrical Equipment - 0.4%
AMETEK, Inc.	40,942	5,588,583
Eaton Corp. PLC	52,667	8,535,214
Emerson Electric Co.	101,292	8,897,489
Fluence Energy, Inc.	84,487	2,677,393
Generac Holdings, Inc. (a)	48,511	20,434,774
Rockwell Automation, Inc.	31,450	10,573,490
		56,706,943
Industrial Conglomerates - 0.4%
3M Co.	140,965	23,969,689
Honeywell International, Inc.	144,736	29,271,409
		53,241,098
Machinery - 0.5%
Caterpillar, Inc.	88,020	17,018,667
Deere & Co.	56,007	19,352,659
Illinois Tool Works, Inc.	53,534	12,427,918
Ingersoll Rand, Inc.	70,065	4,087,592
Xylem, Inc.	204,067	24,714,554
		77,601,390
Professional Services - 0.0%
CoStar Group, Inc. (a)	13,404	1,042,295
LegalZoom.com, Inc. (e)	82,143	1,479,395
Sterling Check Corp.	59,751	1,420,281
		3,941,971
Road & Rail - 2.3%
Avis Budget Group, Inc. (a)(e)	691,809	189,963,833
Bird Global, Inc.	706,167	4,099,299
Bird Global, Inc. (c)	216,525	1,396,586
Bird Global, Inc.:
rights 11/4/26 (a)(d)	27,377	124,565
rights 11/4/26 (a)(d)	27,377	83,226
rights 11/4/26 (a)(d)	27,377	52,016
Class A	75,221	485,175
CSX Corp.	373,027	12,929,116
Hertz Global Holdings, Inc. (e)	477,347	11,532,704
Kansas City Southern	36,225	10,536,041
Lyft, Inc. (a)	562,796	22,855,146
Uber Technologies, Inc. (a)	1,195,840	45,441,920
Union Pacific Corp.	217,885	51,342,421
		350,842,048

TOTAL INDUSTRIALS		770,095,217

INFORMATION TECHNOLOGY - 43.0%
Communications Equipment - 0.6%
Arista Networks, Inc. (a)	112,248	13,925,487
Ciena Corp. (a)	722,305	43,504,430
Infinera Corp. (a)(e)	3,132,419	25,466,566
Lumentum Holdings, Inc. (a)	80,341	6,971,189
		89,867,672
Electronic Equipment & Components - 0.2%
908 Devices, Inc.	31,536	756,864
Arlo Technologies, Inc. (a)	190,152	1,473,678
II-VI, Inc. (a)(e)	243,065	15,198,854
TE Connectivity Ltd.	2,844	437,777
Trimble, Inc. (a)	196,815	16,900,504
Vontier Corp.	19,208	605,244
		35,372,921
IT Services - 6.5%
Accenture PLC Class A	28,634	10,233,792
Actua Corp. (a)(d)	219,694	2,197
CI&T, Inc. Class A	59,809	691,392
Cloudflare, Inc. (a)	1,134,251	213,511,408
IBM Corp.	3,498	409,616
Kyndryl Holdings, Inc.	699	11,044
MasterCard, Inc. Class A	301,997	95,104,895
MongoDB, Inc. Class A (a)	3,574	1,780,209
Nuvei Corp. (a)(b)	5,484	540,007
Okta, Inc. (a)	61,521	13,241,165
PayPal Holdings, Inc. (a)	732,198	135,376,088
Remitly Global, Inc.	23,159	557,206
Shopify, Inc. Class A (a)	198,251	301,233,816
Snowflake Computing, Inc. (a)	63,907	21,737,966
Square, Inc. (a)	254,377	52,994,360
TDCX, Inc. ADR	33,500	636,500
Thoughtworks Holding, Inc.	77,052	2,249,918
Toast, Inc. (e)	39,176	1,566,648
Twilio, Inc. Class A (a)	17,794	5,091,753
Visa, Inc. Class A	539,051	104,451,912
Wix.com Ltd. (a)	26,472	4,044,922
		965,466,814
Semiconductors & Semiconductor Equipment - 16.1%
Advanced Micro Devices, Inc. (a)	969,278	153,504,557
Applied Materials, Inc.	437,526	64,399,452
ASML Holding NV	75,106	59,447,150
Broadcom, Inc.	36,886	20,423,040
Cirrus Logic, Inc. (a)	353,701	28,359,746
Enphase Energy, Inc. (a)	35,535	8,883,750
First Solar, Inc. (a)	128,484	13,310,942
GlobalFoundries, Inc.	209,748	14,522,952
Intel Corp.	109,993	5,411,656
KLA Corp.	61,371	25,047,346
Lam Research Corp.	13,145	8,936,628
Marvell Technology, Inc.	658,885	46,892,845
Micron Technology, Inc.	72,381	6,080,004
NVIDIA Corp.	5,171,764	1,689,925,612
ON Semiconductor Corp. (a)	129,475	7,953,649
Qualcomm, Inc.	232,503	41,980,742
Silicon Laboratories, Inc. (a)	603,516	118,452,085
SiTime Corp. (a)	24,605	7,344,100
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	265,234	31,072,163
Teradyne, Inc.	77,720	11,881,056
Texas Instruments, Inc.	119,225	22,935,313
Wolfspeed, Inc. (a)	88,756	10,883,261
Xilinx, Inc.	45,560	10,408,182
		2,408,056,231
Software - 12.1%
Adobe, Inc. (a)	194,176	130,068,794
Atlassian Corp. PLC (a)	24,977	9,399,345
Autodesk, Inc. (a)	111,018	28,219,665
Avalara, Inc. (a)	33,302	4,651,623
AvidXchange Holdings, Inc.	38,244	816,892
Black Knight, Inc. (a)	93,559	6,686,662
Braze, Inc.	17,017	1,296,695
Cipher Mining, Inc. (c)	45,505	359,034
Clear Secure, Inc.	509	16,166
Clearwater Analytics Holdings, Inc. (e)	67,512	1,471,086
Confluent, Inc.	39,788	3,104,260
Couchbase, Inc. (e)	42,326	1,398,874
Coupa Software, Inc. (a)	18,196	3,578,425
Crowdstrike Holdings, Inc. (a)	65,953	14,321,034
Datadog, Inc. Class A (a)	28,170	5,022,429
DocuSign, Inc. (a)	47,994	11,823,802
Domo, Inc. Class B (a)	34,729	2,512,643
DoubleVerify Holdings, Inc.	32,473	1,002,766
Elastic NV (a)	26,030	4,046,624
EngageSmart, Inc.	47,350	1,035,545
Epic Games, Inc. (a)(c)(d)	5,000	3,599,550
Expensify, Inc.	35,342	1,595,338
ForgeRock, Inc. (e)	40,631	1,088,504
Freshworks, Inc. (e)	75,203	2,648,650
GitLab, Inc.	11,783	1,137,531
HubSpot, Inc. (a)	81,269	65,576,769
Informatica, Inc.	52,867	1,701,789
Intuit, Inc.	93,709	61,126,381
Lightspeed Commerce, Inc. (a)	74,922	3,782,812
LivePerson, Inc. (a)	181,281	7,008,323
Microsoft Corp.	2,311,171	764,050,021
Monday.com Ltd. (e)	5,053	1,818,069
Nutanix, Inc. Class A (a)	2,912,894	96,766,339
Oracle Corp.	435,311	39,500,120
Paycom Software, Inc. (a)	13,859	6,063,035
Paylocity Holding Corp. (a)	20,440	5,157,830
Procore Technologies, Inc.	13,109	1,111,119
RingCentral, Inc. (a)	6,703	1,447,714
Riskified Ltd. (e)	414,497	3,933,577
Riskified Ltd.:
Class A	34,525	311,260
Class B	69,050	622,520
Salesforce.com, Inc. (a)	1,394,960	397,507,802
SentinelOne, Inc. (e)	68,084	3,674,493
ServiceNow, Inc. (a)	52,072	33,727,034
Stripe, Inc. Class B (a)(c)(d)	38,500	1,544,813
The Trade Desk, Inc. (a)	75,301	7,787,629
UiPath, Inc. Class A (a)(e)	337,400	16,279,550
Workday, Inc. Class A (a)	27,806	7,625,239
Zendesk, Inc. (a)	40,852	4,171,398
Zoom Video Communications, Inc. Class A (a)	91,057	19,250,360
Zscaler, Inc. (a)	71,829	24,922,508
		1,817,370,441
Technology Hardware, Storage & Peripherals - 7.5%
Apple, Inc.	6,359,996	1,051,307,339
IonQ, Inc. (c)	84,458	2,011,790
Pure Storage, Inc. Class A (a)	2,097,302	64,953,443
Samsung Electronics Co. Ltd.	102,855	6,198,179
		1,124,470,751

TOTAL INFORMATION TECHNOLOGY		6,440,604,830

MATERIALS - 0.9%
Chemicals - 0.5%
Albemarle Corp. U.S.	32,748	8,727,015
CF Industries Holdings, Inc.	165,411	10,022,252
Corteva, Inc.	641,529	28,868,805
DuPont de Nemours, Inc.	205,753	15,217,492
The Mosaic Co.	205,270	7,024,339
		69,859,903
Containers & Packaging - 0.0%
Sealed Air Corp.	59,576	3,700,861
Metals & Mining - 0.4%
Barrick Gold Corp. (Canada)	443,278	8,425,214
Freeport-McMoRan, Inc.	1,189,545	44,108,329
Newmont Corp.	85,700	4,706,644
Rio Tinto PLC sponsored ADR (e)	107,734	6,753,844
		63,994,031

TOTAL MATERIALS		137,554,795

REAL ESTATE - 0.4%
Equity Real Estate Investment Trusts (REITs) - 0.3%
American Tower Corp.	78,243	20,537,223
Equinix, Inc.	6,820	5,539,204
Simon Property Group, Inc.	135,746	20,747,419
		46,823,846
Real Estate Management & Development - 0.1%
CBRE Group, Inc. (a)	76,582	7,318,942

TOTAL REAL ESTATE		54,142,788

TOTAL COMMON STOCKS
(Cost $9,419,843,103)		14,702,806,768

Preferred Stocks - 1.1%
Convertible Preferred Stocks - 1.1%
COMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
Starry, Inc.:
Series D (a)(c)	574,100	875,457
Series E3 (c)	767,218	1,169,946
		2,045,403
CONSUMER DISCRETIONARY - 0.2%
Automobiles - 0.0%
Rad Power Bikes, Inc.:
Series A (c)(d)	22,348	214,179
Series C (c)(d)	87,936	842,761
Series D (c)(d)	219,600	2,104,602
		3,161,542
Internet & Direct Marketing Retail - 0.2%
GoBrands, Inc.:
Series G (c)(d)	19,907	7,733,670
Series H (c)(d)	20,720	8,049,513
Instacart, Inc.:
Series H (c)(d)	12,458	1,272,460
Series I (c)(d)	6,009	613,759
Reddit, Inc.:
Series E (c)(d)	4,501	278,137
Series F (c)(d)	88,486	5,467,939
		23,415,478
Textiles, Apparel & Luxury Goods - 0.0%
Discord, Inc. Series I (c)(d)	1,400	770,874
DNA Script Series C (c)(d)	2,549	2,168,116
Freenome, Inc.:
Series C (a)(c)(d)	141,369	1,066,247
Series D (c)(d)	125,665	947,803
Laronde, Inc. Series B (c)(d)	81,282	2,275,896
		7,228,936
TOTAL CONSUMER DISCRETIONARY		33,805,956
CONSUMER STAPLES - 0.1%
Food & Staples Retailing - 0.1%
Blink Health, Inc. Series C (a)(c)(d)	145,007	5,536,367
Food Products - 0.0%
AgBiome LLC Series D (c)(d)	511,821	3,033,967
Bowery Farming, Inc. Series C1 (c)(d)	27,155	1,636,070
		4,670,037
TOTAL CONSUMER STAPLES		10,206,404
FINANCIALS - 0.0%
Diversified Financial Services - 0.0%
Paragon Biosciences Emalex Capital, Inc. Series C (c)(d)	109,967	929,221
Sonder Holdings, Inc. Series E (a)(c)	168,483	2,084,913
		3,014,134
HEALTH CARE - 0.4%
Biotechnology - 0.3%
Ankyra Therapeutics Series B (c)(d)	329,325	1,854,693
Asimov, Inc. Series B (c)(d)	19,920	1,846,200
Bright Peak Therapeutics AG Series B (c)(d)	282,257	1,102,496
Caris Life Sciences, Inc. Series D (c)(d)	258,638	2,094,968
Deep Genomics, Inc. Series C (c)(d)	155,443	2,254,110
Element Biosciences, Inc.:
Series B (a)(c)(d)	125,057	2,570,797
Series C (c)(d)	114,255	2,348,740
ElevateBio LLC Series C (c)(d)	247,600	925,529
EQRx, Inc. Series B (c)	1,029,769	5,230,815
Generate Biomedicines Series B (c)(d)	191,856	2,273,494
Inscripta, Inc.:
Series D (c)(d)	277,957	2,454,360
Series E (c)(d)	215,182	1,900,057
National Resilience, Inc.:
Series B (c)(d)	182,315	8,096,609
Series C (c)(d)	74,748	3,319,559
Quell Therapeutics Ltd. Series B (c)(d)	822,639	1,554,788
Sonoma Biotherapeutics, Inc.:
Series B (c)(d)	587,934	1,364,007
Series B1 (c)(d)	313,559	727,457
T-Knife Therapeutics, Inc. Series B (c)(d)	241,456	1,392,911
Treeline Biosciences Series A (c)(d)	242,200	1,895,821
		45,207,411
Health Care Equipment & Supplies - 0.0%
Kardium, Inc. Series D6 (c)(d)	1,087,032	1,104,251
Health Care Providers & Services - 0.0%
Boundless Bio, Inc. Series B (c)(d)	756,226	1,020,905
Conformal Medical, Inc. Series C (a)(c)(d)	140,186	709,341
Scorpion Therapeutics, Inc. Series B (c)(d)	260,848	493,003
		2,223,249
Health Care Technology - 0.1%
Aledade, Inc. Series B1 (c)(d)	26,096	999,234
PrognomIQ, Inc.:
Series A5 (a)(c)(d)	37,950	97,152
Series B (a)(c)(d)	196,968	504,238
Wugen, Inc. Series B (c)(d)	121,894	945,276
		2,545,900
Pharmaceuticals - 0.0%
Castle Creek Pharmaceutical Holdings, Inc. Series C (a)(c)(d)	582	296,593
TOTAL HEALTH CARE		51,377,404
INDUSTRIALS - 0.1%
Aerospace & Defense - 0.1%
Space Exploration Technologies Corp. Series N (a)(c)(d)	19,900	11,144,000
Construction & Engineering - 0.0%
Beta Technologies, Inc. Series A (c)(d)	10,545	772,632
Transportation Infrastructure - 0.0%
Delhivery Private Ltd. Series H (c)(d)	4,860	2,307,368
TOTAL INDUSTRIALS		14,224,000
INFORMATION TECHNOLOGY - 0.2%
Communications Equipment - 0.0%
Meesho Series F (c)(d)	66,982	5,135,664
Xsight Labs Ltd. Series D (c)(d)	122,201	977,119
		6,112,783
Electronic Equipment & Components - 0.0%
Enevate Corp. Series E (c)(d)	754,820	836,857
IT Services - 0.1%
ByteDance Ltd. Series E1 (c)(d)	49,039	6,400,570
Semiconductors & Semiconductor Equipment - 0.0%
Astera Labs, Inc. Series C (c)(d)	372,400	1,251,934
GaN Systems, Inc.:
Series F1 (c)(d)	63,044	534,613
Series F2 (c)(d)	33,289	282,291
SiMa.ai Series B (c)(d)	299,482	1,955,617
Tenstorrent, Inc. Series C1 (c)(d)	16,900	1,004,778
		5,029,233
Software - 0.1%
Databricks, Inc.:
Series G (c)(d)	12,605	2,778,803
Series H (c)(d)	18,695	4,121,358
Evozyne LLC Series A (c)(d)	78,000	1,752,660
Nuvia, Inc. Series B (a)(c)	212,200	173,414
Skyryse, Inc. Series B (c)(d)	117,653	2,903,673
Stripe, Inc. Series H (c)(d)	14,400	577,800
		12,307,708
TOTAL INFORMATION TECHNOLOGY		30,687,151
MATERIALS - 0.1%
Chemicals - 0.0%
Farmers Business Network, Inc. Series G (c)(d)	42,859	2,664,021
Metals & Mining - 0.1%
Diamond Foundry, Inc. Series C (c)(d)	301,038	7,565,085
TOTAL MATERIALS		10,229,106
UTILITIES - 0.0%
Independent Power and Renewable Electricity Producers - 0.0%
Redwood Materials Series C (c)(d)	20,469	970,302

TOTAL CONVERTIBLE PREFERRED STOCKS		156,559,860

Nonconvertible Preferred Stocks - 0.0%
COMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
Starry, Inc. Series E1 (c)	2,971,163	4,530,786
CONSUMER DISCRETIONARY - 0.0%
Automobiles - 0.0%
Waymo LLC Series A2 (a)(c)(d)	6,592	604,631

TOTAL NONCONVERTIBLE PREFERRED STOCKS		5,135,417

TOTAL PREFERRED STOCKS
(Cost $138,222,276)		161,695,277
	Principal Amount	Value

Convertible Bonds - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Automobiles - 0.0%
Neutron Holdings, Inc.:
0% 10/27/25 (c)(d)	1,957,700	1,957,700
4% 5/22/27 (c)(d)	310,600	310,600
4% 6/12/27 (c)(d)	82,200	82,200
		2,350,500
FINANCIALS - 0.0%
Diversified Financial Services - 0.0%
Sonder Holdings, Inc. 0% (c)(g)	1,561,474	1,505,455
HEALTH CARE - 0.0%
Pharmaceuticals - 0.0%
Castle Creek Pharmaceutical Holdings, Inc. 0.13% (c)(d)(g)	215,100	215,100
TOTAL CONVERTIBLE BONDS
(Cost $4,127,074)		4,071,055

Preferred Securities - 0.1%
CONSUMER DISCRETIONARY - 0.0%
Internet & Direct Marketing Retail - 0.0%
Circle Internet Financial Ltd. 0% (c)(g)	2,073,500	2,651,965
HEALTH CARE - 0.0%
Health Care Equipment & Supplies - 0.0%
Kardium, Inc. 0% (c)(d)(g)	1,541,987	1,541,987
INFORMATION TECHNOLOGY - 0.1%
Electronic Equipment & Components - 0.0%
Enevate Corp. 0% 1/29/23 (c)(d)	321,369	321,369
Semiconductors & Semiconductor Equipment - 0.1%
GaN Systems, Inc. 0% (c)(d)(g)	1,477,665	1,477,665
Tenstorrent, Inc. 0% (c)(d)(g)	940,000	940,000
		2,417,665

TOTAL INFORMATION TECHNOLOGY		2,739,034

TOTAL PREFERRED SECURITIES
(Cost $6,354,521)		6,932,986
	Shares	Value

Money Market Funds - 2.7%
Fidelity Cash Central Fund 0.06% (h)	116,333,292	116,356,559
Fidelity Securities Lending Cash Central Fund 0.07% (h)(i)	289,739,057	289,768,031
TOTAL MONEY MARKET FUNDS
(Cost $406,124,590)		406,124,590
TOTAL INVESTMENT IN SECURITIES - 102.1%
(Cost $9,974,671,564)		15,281,630,676
NET OTHER ASSETS (LIABILITIES) - (2.1)%		(311,296,077)
NET ASSETS - 100%		$14,970,334,599

Legend

 (a) Non-income producing

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $72,466,946 or 0.5% of net assets.

 (c) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $252,474,159 or 1.7% of net assets.

 (d) Level 3 security

 (e) Security or a portion of the security is on loan at period end.

 (f) Investment is owned by a wholly-owned subsidiary (Subsidiary) that is treated as a corporation for U.S. tax purposes.

 (g) Security is perpetual in nature with no stated maturity date.

 (h) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (i) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
23andMe Holding Co.	2/3/21	$386,000
Adimab LLC	1/19/21	$10,000,008
AgBiome LLC Series D	9/3/21	$3,033,967
Aledade, Inc. Series B1	5/7/21	$999,234
Ankyra Therapeutics Series B	8/26/21	$1,854,693
Asimov, Inc. Series B	10/29/21	$1,846,200
Astera Labs, Inc. Series C	8/24/21	$1,251,934
Beta Technologies, Inc. Series A	4/9/21	$772,632
Bird Global, Inc.	5/11/21	$2,165,250
Blink Health, Inc. Series A1	12/30/20	$1,786,125
Blink Health, Inc. Series C	11/7/19 - 7/14/21	$5,535,788
Boundless Bio, Inc. Series B	4/23/21	$1,020,905
Bowery Farming, Inc. Series C1	5/18/21	$1,636,070
Bright Peak Therapeutics AG Series B	5/14/21	$1,102,496
ByteDance Ltd. Series E1	11/18/20	$5,373,408
Caris Life Sciences, Inc. Series D	5/11/21	$2,094,968
Castle Creek Pharmaceutical Holdings, Inc. Series C	12/9/19	$239,697
Castle Creek Pharmaceutical Holdings, Inc. 0.13%	6/28/21	$215,100
Cibus Corp. Series E	6/23/21	$3,635,588
Cipher Mining, Inc.	3/4/21	$455,050
Circle Internet Financial Ltd. 0%	5/11/21	$2,073,500
Conformal Medical, Inc. Series C	7/24/20	$514,071
Databricks, Inc. Series G	2/1/21	$2,235,722
Databricks, Inc. Series H	8/31/21	$4,121,358
Deep Genomics, Inc. Series C	7/21/21	$2,254,110
Delhivery Private Ltd. Series H	5/20/21	$2,372,281
Diamond Foundry, Inc. Series C	3/15/21	$7,224,912
Discord, Inc. Series I	9/15/21	$770,874
DNA Script Series C	10/1/21	$2,217,248
Dragonfly Therapeutics, Inc.	12/19/19	$830,209
Element Biosciences, Inc. Series B	12/13/19	$655,374
Element Biosciences, Inc. Series C	6/21/21	$2,348,706
ElevateBio LLC Series C	3/9/21	$1,038,682
Enevate Corp. Series E	1/29/21	$836,858
Enevate Corp. 0% 1/29/23	1/29/21	$321,369
Epic Games, Inc.	7/13/20 - 7/30/20	$2,875,000
EQRx, Inc. Series B	11/19/20	$2,823,524
Evozyne LLC Series A	4/9/21	$1,752,660
Fanatics, Inc. Class A	8/13/20 - 3/22/21	$4,051,717
Farmers Business Network, Inc. Series G	9/15/21	$2,664,021
Freenome, Inc. Series C	8/14/20	$934,916
Freenome, Inc. Series D	11/22/21	$947,803
GaN Systems, Inc. Series F1	11/30/21	$534,613
GaN Systems, Inc. Series F2	11/30/21	$282,291
GaN Systems, Inc. 0%	11/30/21	$1,477,665
Gemini Therapeutics, Inc.	2/5/21	$963,630
Generate Biomedicines Series B	11/2/21	$2,273,494
GoBrands, Inc. Series G	3/2/21	$4,971,122
GoBrands, Inc. Series H	7/22/21	$8,049,525
Inscripta, Inc. Series D	11/13/20	$1,270,263
Inscripta, Inc. Series E	3/30/21	$1,900,057
Instacart, Inc. Series H	11/13/20	$747,480
Instacart, Inc. Series I	2/26/21	$751,125
IonQ, Inc.	3/7/21	$844,580
Kardium, Inc. Series D6	12/30/20	$1,104,251
Kardium, Inc. 0%	12/30/20	$1,541,987
Laronde, Inc. Series B	8/13/21	$2,275,896
Lucid Motors, Inc.	2/22/21	$1,092,000
Meesho Series F	9/21/21	$5,135,664
National Resilience, Inc. Series B	12/1/20	$2,490,423
National Resilience, Inc. Series C	6/28/21	$3,319,559
Neutron Holdings, Inc. 0% 10/27/25	10/29/21	$1,957,700
Neutron Holdings, Inc. 4% 5/22/27	6/4/20	$310,600
Neutron Holdings, Inc. 4% 6/12/27	6/12/20	$82,200
Nuvation Bio, Inc.	2/10/21	$3,128,400
Nuvia, Inc. Series B	3/16/21	$173,413
Paragon Biosciences Emalex Capital, Inc. Series C	2/26/21	$1,176,647
PrognomIQ, Inc. Series A5	8/20/20	$22,922
PrognomIQ, Inc. Series B	9/11/20	$450,094
Quell Therapeutics Ltd. Series B	11/24/21	$1,554,788
Rad Power Bikes, Inc.	1/21/21	$826,883
Rad Power Bikes, Inc. Series A	1/21/21	$107,803
Rad Power Bikes, Inc. Series C	1/21/21	$424,189
Rad Power Bikes, Inc. Series D	9/17/21	$2,104,602
Reddit, Inc. Series E	5/18/21	$191,176
Reddit, Inc. Series F	8/11/21	$5,467,939
Redwood Materials Series C	5/28/21	$970,302
Scorpion Therapeutics, Inc. Series B	1/8/21	$631,103
Seer, Inc. Class A	12/8/20	$1,157,803
Sema4 Holdings Corp.	2/9/21	$994,000
SiMa.ai Series B	5/10/21	$1,535,564
Skyhawk Therapeutics, Inc.	5/21/21	$2,094,864
Skyryse, Inc. Series B	10/21/21	$2,903,673
Sonder Holdings, Inc. Series E	4/3/20 - 5/6/20	$1,814,040
Sonder Holdings, Inc. 0%	3/18/21	$1,561,474
Sonoma Biotherapeutics, Inc. Series B	7/26/21	$1,161,934
Sonoma Biotherapeutics, Inc. Series B1	7/26/21	$929,546
Space Exploration Technologies Corp. Class A	2/16/21	$1,637,961
Space Exploration Technologies Corp. Series N	8/4/20	$5,373,000
Starry, Inc. Series D	7/30/20	$820,963
Starry, Inc. Series E1	9/4/20	$4,179,036
Starry, Inc. Series E3	3/31/21	$1,288,926
Stripe, Inc. Class B	5/18/21	$1,544,943
Stripe, Inc. Series H	3/15/21	$577,800
T-Knife Therapeutics, Inc. Series B	6/30/21	$1,392,911
Tenstorrent, Inc. Series C1	4/23/21	$1,004,778
Tenstorrent, Inc. 0%	4/23/21	$940,000
The Beauty Health Co.	12/8/20	$4,286,430
The Oncology Institute, Inc.	6/28/21	$4,467,880
Treeline Biosciences Series A	7/30/21	$1,895,821
Waymo LLC Series A2	5/8/20	$566,037
WeWork, Inc.	3/25/21	$5,101,350
Wheels Up Experience, Inc.	2/1/21	$9,615,360
Wugen, Inc. Series B	7/9/21	$945,276
Xsight Labs Ltd. Series D	2/16/21	$977,119
Yumanity Therapeutics, Inc.	12/22/20	$444,314
Zomato Ltd.	12/9/20 - 2/10/21	$3,169,182

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.06%	$60,103,163	$2,041,879,570	$1,985,625,912	$33,019	$(262)	$--	$116,356,559	0.2%
Fidelity Securities Lending Cash Central Fund 0.07%	114,037,666	1,726,062,167	1,550,331,802	1,163,940	--	--	289,768,031	0.9%
Total	$174,140,829	$3,767,941,737	$3,535,957,714	$1,196,959	$(262)	$--	$406,124,590

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of November 30, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$1,557,243,965	$1,544,163,099	$13,080,866	$--
Consumer Discretionary	3,169,326,363	3,026,637,202	99,132,444	43,556,717
Consumer Staples	368,132,868	354,324,660	1,084,482	12,723,726
Energy	140,652,800	140,652,800	--	--
Financials	280,563,121	270,727,879	8,906,021	929,221
Health Care	1,890,074,739	1,740,519,140	85,856,775	63,698,824
Industrials	784,319,217	763,552,111	4,099,299	16,667,807
Information Technology	6,471,291,981	6,434,697,904	933,780	35,660,297
Materials	147,783,901	137,554,795	--	10,229,106
Real Estate	54,142,788	54,142,788	--	--
Utilities	970,302	--	--	970,302
Corporate Bonds	4,071,055	--	1,505,455	2,565,600
Preferred Securities	6,932,986	--	2,651,965	4,281,021
Money Market Funds	406,124,590	406,124,590	--	--
Total Investments in Securities:	$15,281,630,676	$14,873,096,968	$217,251,087	$191,282,621
Net unrealized depreciation on unfunded commitments	$(1,136,527)	$--	$(1,136,527)	$--

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

Investments in Securities:
Beginning Balance	$51,146,817
Net Realized Gain (Loss) on Investment Securities	39,802
Net Unrealized Gain (Loss) on Investment Securities	27,248,993
Cost of Purchases	140,014,304
Proceeds of Sales	(1,577,521)
Amortization/Accretion	--
Transfers into Level 3	1,018
Transfers out of Level 3	(25,590,792)
Ending Balance	$191,282,621
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at November 30, 2021	$27,291,443

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Cost of purchases and proceeds of sales may include securities received and/or delivered through in-kind transactions. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		November 30, 2021
Assets
Investment in securities, at value (including securities loaned of $276,874,220) — See accompanying schedule: Unaffiliated issuers (cost $9,568,546,974)	$14,875,506,086
Fidelity Central Funds (cost $406,124,590)	406,124,590
Total Investment in Securities (cost $9,974,671,564)		$15,281,630,676
Receivable for investments sold		31,224,989
Receivable for fund shares sold		6,911,742
Dividends receivable		4,001,096
Interest receivable		23,536
Distributions receivable from Fidelity Central Funds		106,756
Other receivables		39,445
Total assets		15,323,938,240
Liabilities
Payable to custodian bank	$7,112,989
Payable for investments purchased	35,663,082
Unrealized depreciation on unfunded commitments	1,136,527
Payable for fund shares redeemed	12,339,985
Accrued management fee	5,698,609
Other payables and accrued expenses	1,886,964
Collateral on securities loaned	289,765,485
Total liabilities		353,603,641
Net Assets		$14,970,334,599
Net Assets consist of:
Paid in capital		$9,310,615,915
Total accumulated earnings (loss)		5,659,718,684
Net Assets		$14,970,334,599
Net Asset Value, offering price and redemption price per share ($14,970,334,599 ÷ 616,886,408 shares)		$24.27

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended November 30, 2021
Investment Income
Dividends		$44,600,805
Special dividends		7,188,960
Interest		23,065
Income from Fidelity Central Funds (including $1,163,940 from security lending)		1,196,959
Total income		53,009,789
Expenses
Management fee	$53,906,735
Independent trustees' fees and expenses	40,146
Total expenses before reductions	53,946,881
Expense reductions	(310)
Total expenses after reductions		53,946,571
Net investment income (loss)		(936,782)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $6,362)	610,250,954
Fidelity Central Funds	(262)
Foreign currency transactions	(61,377)
Total net realized gain (loss)		610,189,315
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $1,365,875)	2,585,854,088
Unfunded commitments	(1,136,527)
Assets and liabilities in foreign currencies	(4,256)
Total change in net unrealized appreciation (depreciation)		2,584,713,305
Net gain (loss)		3,194,902,620
Net increase (decrease) in net assets resulting from operations		$3,193,965,838

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended November 30, 2021	Year ended November 30, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(936,782)	$609,818
Net realized gain (loss)	610,189,315	59,564,376
Change in net unrealized appreciation (depreciation)	2,584,713,305	2,540,884,124
Net increase (decrease) in net assets resulting from operations	3,193,965,838	2,601,058,318
Distributions to shareholders	(77,746,793)	(1,201,125)
Share transactions
Proceeds from sales of shares	6,585,080,711	4,741,067,060
Reinvestment of distributions	77,746,793	1,201,125
Cost of shares redeemed	(2,808,800,801)	(1,195,679,272)
Net increase (decrease) in net assets resulting from share transactions	3,854,026,703	3,546,588,913
Total increase (decrease) in net assets	6,970,245,748	6,146,446,106
Net Assets
Beginning of period	8,000,088,851	1,853,642,745
End of period	$14,970,334,599	$8,000,088,851
Other Information
Shares
Sold	315,731,938	348,526,504
Issued in reinvestment of distributions	4,040,894	103,635
Redeemed	(131,432,053)	(85,772,122)
Net increase (decrease)	188,340,779	262,858,017

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Growth Company K6 Fund

Years ended November 30,	2021	2020	2019 A
Selected Per–Share Data
Net asset value, beginning of period	$18.67	$11.19	$10.00
Income from Investment Operations
Net investment income (loss)B	–C,D	–D	.01
Net realized and unrealized gain (loss)	5.78	7.49	1.18
Total from investment operations	5.78	7.49	1.19
Distributions from net investment income	(.02)	(.01)	–
Distributions from net realized gain	(.16)	–	–
Total distributions	(.18)	(.01)	–
Net asset value, end of period	$24.27	$18.67	$11.19
Total ReturnE,F	31.20%	66.95%	11.90%
Ratios to Average Net AssetsG,H
Expenses before reductions	.45%	.45%	.45%I
Expenses net of fee waivers, if any	.45%	.45%	.45%I
Expenses net of all reductions	.45%	.45%	.45%I
Net investment income (loss)	(.01)%C	.01%	.29%I
Supplemental Data
Net assets, end of period (000 omitted)	$14,970,335	$8,000,089	$1,853,643
Portfolio turnover rateJ,K	22%	18%	16%L

 A For the period June 13, 2019 (commencement of operations) through November 30, 2019.

 B Calculated based on average shares outstanding during the period.

 C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.01 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been (.07) %.

 D Amount represents less than $.005 per share.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Annualized

 J Portfolio turnover rate excludes securities received or delivered in-kind.

 K Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 L Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended November 30, 2021

1. Organization.

Fidelity Growth Company K6 Fund (the Fund) is a fund of Fidelity Mt. Vernon Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares generally are available only to employer-sponsored retirement plans that are recordkept by Fidelity, or to certain employer-sponsored retirement plans that are not recordkept by Fidelity.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security's underlying assets and liabilities.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds and preferred securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in Input(a)
Equities	$ 184,434,545	Market comparable	Discount rate	45.0%	Decrease
			Premium rate	25.0% - 84.8% / 65.9%	Increase
			Discount for lack of marketability	10.0%	Decrease
			Enterprise Value/EBITDA multiple (EV/EBITDA)	17.5	Increase
			Enterprise value/Sales multiple (EV/S)	2.7 - 9.8 / 6.6	Increase
			Enterprise Value/Gross Profit multiple (EV/GP)	15.2	Increase
		Recovery value	Recovery value	0.0%	Increase
		Market approach	Transaction price	$1.02 - $850.58 / $143.64	Increase
			Discount rate	18.8%	Decrease
			Premium rate	11.8% - 38.0% / 25.6%	Increase
			Discount for lack of marketability	15.0%	Decrease
		Discounted cash flow	Discount rate	10.1% - 25.0% / 11.4%	Decrease
			Growth rate	3.5% - 5.0% / 3.6%	Increase
		Recovery value	Recovery value	1.9% - 4.6% / 3.5%	Increase
Corporate Bonds	$ 2,565,600	Market approach	Transaction price	$100.00	Increase
Preferred Securities	$ 4,281,021	Market approach	Transaction price	$100.00	Increase

 (a) Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of November 30, 2021, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of November 30, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), redemptions in kind, partnerships and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$5,859,435,100
Gross unrealized depreciation	(578,289,099)
Net unrealized appreciation (depreciation)	$5,281,146,001
Tax Cost	$9,999,348,148

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$110,613,268
Undistributed long-term capital gain	$269,851,281
Net unrealized appreciation (depreciation) on securities and other investments	$5,281,141,096

The tax character of distributions paid was as follows:

	November 30, 2021	November 30, 2020
Ordinary Income	$47,777,363	$ 1,201,125
Long-term Capital Gains	29,969,430	–
Total	$77,746,793	$ 1,201,125

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

Special Purpose Acquisition Companies. Funds may invest in stock, warrants, and other securities of special purpose acquisition companies (SPACs) or similar special purpose entities. A SPAC is a publicly traded company that raises investment capital via an initial public offering (IPO) for the purpose of acquiring the equity securities of one or more existing companies via merger, business combination, acquisition or other similar transactions within a designated time frame.

Private Investment in Public Equity. Funds may acquire equity securities of an issuer through a private investment in a public equity (PIPE) transaction, including through commitments to purchase securities on a when-issued basis. A PIPE typically involves the purchase of securities directly from a publicly traded company in a private placement transaction. Securities purchased through PIPE transactions will be restricted from trading and considered illiquid until a resale registration statement for the shares is filed and declared effective.

At period end, the Fund had commitments to purchase when-issued securities through PIPE transactions with SPACs. The commitments are contingent upon the SPACs acquiring the securities of target companies. Unrealized appreciation (depreciation) on these commitments is separately presented in the Statements of Assets and Liabilities as Unrealized appreciation (depreciation) on unfunded commitments, and in the Statement of Operations as Change in unrealized appreciation (depreciation) on unfunded commitments.

Consolidated Subsidiary. The Funds included in the table below hold certain investments through a wholly-owned subsidiary ("Subsidiary"), which may be subject to federal and state taxes upon disposition.

As of period end, investments in Subsidiaries were as follows:

	$ Amount	% of Net Assets
Fidelity Growth Company K6 Fund	14,781,332.10

The financial statements have been consolidated to include the Subsidiary accounts where applicable. Accordingly, all inter-company transactions and balances have been eliminated.

At period end, any estimated tax liability for these investments is presented as "Deferred taxes" in the Statement of Assets and Liabilities and included in "Change in net unrealized appreciation (depreciation) on investment securities" in the Statement of Operations. The tax liability incurred may differ materially depending on conditions when these investments are disposed. Any cash held by a Subsidiary is restricted as to its use and is presented as "Restricted cash" in the Statement of Assets and Liabilities, if applicable.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Growth Company K6 Fund	3,724,065,131	2,534,290,451

Unaffiliated Redemptions In-Kind. Shares that were redeemed in-kind for investments, including accrued interest and cash, if any, are shown in the table below. The net realized gain or loss on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Total net realized gain or loss ($)	Total Proceeds ($)
Fidelity Growth Company K6 Fund	19,127,529	231,544,936	416,988,954

Unaffiliated Exchanges In-Kind. Shares that were exchanged for investments, including accrued interest and cash, if any, are shown in the table below. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets.

	Shares	Total Proceeds ($)
Fidelity Growth Company K6 Fund	142,380,312	2,958,974,001

Prior Year Unaffiliated Exchanges In-Kind. Shares that were exchanged for investments, including accrued interest and cash, if any, are shown in the table below. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets.

	Shares	Total Proceeds ($)
Fidelity Growth Company K6 Fund	157,433,950	2,022,673,601

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .45% of average net assets. Under the management contract, the investment adviser or an affiliate pays all other expenses of the Fund, excluding fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Growth Company K6 Fund	$52,392

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Growth Company K6 Fund	691,158,527	164,771,094	6,169,917

Other. During the period, the investment adviser reimbursed the Fund for certain losses as follows:

Amount ($)
Fidelity Growth Company K6 Fund	7,839

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The commitment fees on the pro-rata portion of the line of credit are borne by the investment adviser. During the period, there were no borrowings on this line of credit.

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Growth Company K6 Fund	$122,001	$29,212	$122,796

8. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $310.

9. Other.

A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

10. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Mt. Vernon Street Trust and Shareholders of Fidelity Growth Company K6 Fund

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Growth Company K6 Fund (the "Fund"), a fund of Fidelity Mt. Vernon Street Trust, including the schedule of investments, as of November 30, 2021, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the two years in the period then ended and for the period from June 13, 2019 (commencement of operations) through November 30, 2019, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of November 30, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from June 13, 2019 (commencement of operations) through November 30, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2021, by correspondence with the custodian, issuers of privately offered securities, and brokers; when replies were not received from issuers of privately offered securities and brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

January 14, 2022

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 314 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bettina Doulton (1964)

Year of Election or Appointment: 2020

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Thomas P. Bostick (1956)

Year of Election or Appointment: 2021

Trustee

Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and Managing Partner, Sustainability, of Ridge-Lane Limited Partners (strategic advisory and venture development, 2016-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of NYC Leadership Academy (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Oscar Munoz (1959)

Year of Election or Appointment: 2021

Trustee

Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Investment Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2021 to November 30, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value June 1, 2021	Ending Account Value November 30, 2021	Expenses Paid During Period-B June 1, 2021 to November 30, 2021
Fidelity Growth Company K6 Fund	.45%
Actual		$1,000.00	$1,168.50	$2.45
Hypothetical-C		$1,000.00	$1,022.81	$2.28

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Growth Company K6 Fund voted to pay on December 29, 2021, to shareholders of record at the opening of business on December 28,2021, a distribution of $.603 per share derived from capital gains realized from sales of portfolio securities.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended November 30, 2021, $ 269,871,034, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 99.13% of the short-term capital gain dividends distributed during the fiscal year as qualifying to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The fund designates 48% of the dividends distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 51% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund designates 1% of the dividend distributed during the fiscal year as a section 199A dividend.

The fund will notify shareholders in January 2022 of amounts for use in preparing 2021 income tax returns.

GCF-K6-ANN-0122
1.9893924.102

Item 2.

Code of Ethics

As of the end of the period, November 30, 2021, Fidelity Mt. Vernon Street Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Donald F. Donahue is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Donahue is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte Entities”) in each of the last two fiscal years for services rendered to Fidelity Growth Company Fund, Fidelity Growth Company K6 Fund and Fidelity Series Growth Company Fund (the “Funds”):

Services Billed by Deloitte Entities

November 30, 2021 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Growth Company Fund	$112,500	$-	$9,000	$1,600
Fidelity Growth Company K6 Fund	$66,100	$-	$8,500	$1,600
Fidelity Series Growth Company Fund	$63,100	$-	$9,000	$1,500

November 30, 2020 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Growth Company Fund	$88,600	$-	$8,500	$1,600
Fidelity Growth Company K6 Fund	$72,900	$-	$8,800	$1,600
Fidelity Series Growth Company Fund	$66,900	$-	$8,800	$1,500

A Amounts may reflect rounding.

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to Fidelity Flex Mid Cap Growth Fund, Fidelity Growth Strategies Fund, Fidelity Growth Strategies K6 Fund and Fidelity New Millennium Fund (the “Funds”):

Services Billed by PwC

November 30, 2021 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Flex Mid Cap Growth Fund	$36,200	$3,500	$6,900	$1,200
Fidelity Growth Strategies Fund	$39,400	$3,900	$7,800	$1,300
Fidelity Growth Strategies K6 Fund	$36,300	$3,500	$7,000	$1,200
Fidelity New Millennium Fund	$53,800	$5,100	$40,600	$1,700

November 30, 2020 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Flex Mid Cap Growth Fund	$37,900	$3,400	$6,900	$1,400
Fidelity Growth Strategies Fund	$54,800	$3,800	$7,800	$1,500
Fidelity Growth Strategies K6 Fund	$41,900	$3,400	$7,000	$1,400
Fidelity New Millennium Fund	$54,500	$5,000	$72,200	$2,000

A Amounts may reflect rounding.

The following table(s) present(s) fees billed by Deloitte Entities and PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund(s) and that are rendered on behalf of Fidelity Management & Research Company LLC ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund(s) (“Fund Service Providers”):

Services Billed by Deloitte Entities

	November 30, 2021A	November 30, 2020A
Audit-Related Fees	$-	$-
Tax Fees	$-	$-
All Other Fees	$-	$-

A Amounts may reflect rounding.

Services Billed by PwC

	November 30, 2021A	November 30, 2020A
Audit-Related Fees	$8,522,600	$9,377,400
Tax Fees	$354,200	$30,000
All Other Fees	$-	$-

A Amounts may reflect rounding.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by Deloitte Entities and PwC for services rendered to the Fund(s), FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund(s) are as follows:

Billed By	November 30, 2021A	November 30, 2020A
Deloitte Entities	$552,800	$532,400
PwC	$14,203,200	$14,658,100

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by Deloitte Entities and PwC to Fund Service Providers to be compatible with maintaining the independence of Deloitte Entities and PwC in its(their) audit of the Fund(s), taking into account representations from Deloitte Entities and PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Fund(s) and its(their) related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund(s) Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund’s(s’) last two fiscal years relating to services provided to (i) the Fund(s) or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund(s).

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable.

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Disclosure of Securities Lending Activities for Closed-End Management

Investment Companies

Not applicable.

Item 13.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Mt. Vernon Street Trust

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	January 20, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	January 20, 2022

By:	/s/John J. Burke III
John J. Burke III
Chief Financial Officer

Date:	January 20, 2022